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                                 Exhibit 99.1



                                                                EXECUTION COPY







                   ========================================




                  MORGAN STANLEY DEAN WITTER CAPITAL I INC.,
                                  DEPOSITOR,



                MORGAN STANLEY DEAN WITTER CREDIT CORPORATION,
                      SERVICER AND MORTGAGE LOAN SELLER,


                                      and


               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                    TRUSTEE



                        POOLING AND SERVICING AGREEMENT
                           Dated as of July 1, 2000




               MORGAN STANLEY DEAN WITTER CAPITAL I 2000-1 TRUST
               Mortgage Pass-Through Certificates, Series 2000-1




                   ========================================

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
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                               Table of Contents
                                                                                                               Page
                                                                                                               ----

                                                     Article I
                                                    DEFINITIONS

Section 1.01.         Definitions................................................................................1
Section 1.02.         Interest Calculations.....................................................................31

                                                     Article II
                                      CONVEYANCE OF MORTGAGE LOANS; TRUST FUND

Section 2.01.         Conveyance of Mortgage Loans..............................................................32
Section 2.02.         Acceptance by Trustee.....................................................................34
Section 2.03.         Sale and Conveyance of the Subsequent Mortgage Loans......................................35
Section 2.04.         Trust Fund; Authentication of Certificates................................................39
Section 2.05.         REMIC Elections...........................................................................39
Section 2.06.         REMIC Tax Accounting Matters..............................................................42
Section 2.07.         REMIC Certificate Maturity Date...........................................................43

                                                    Article III
     REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR, THE SERVICER AND THE MORTGAGE LOAN SELLER; REPURCHASE OF
                                                  MORTGAGE LOANS;

Section 3.01.         Representations and Warranties of the Depositor...........................................44
Section 3.02.         Representations, Warranties and Covenants of the Mortgage Loan Seller and the
                      Servicer..................................................................................44
Section 3.03.         Option to Substitute......................................................................49

                                                     Article IV
                                                  THE CERTIFICATES

Section 4.01.         The Certificates..........................................................................51
Section 4.02.         Registration of Transfer and Exchange of Certificates.....................................51
Section 4.03.         Mutilated, Destroyed, Lost or Stolen Certificates. .......................................55
Section 4.04.         Persons Deemed Owners.....................................................................56

                                                     Article V
                                   ADMINISTRATIVE AND SERVICING OF THE TRUST FUND

Section 5.01.         Servicer to Act as Servicer; Administration of the Trust Fund.............................57
Section 5.02.         Collection of Certain Mortgage Loan Payments..............................................59
Section 5.03.         Establishment of and Deposits to Escrow Account...........................................60
Section 5.04.         Permitted Withdrawals From Escrow Account.................................................60
Section 5.05.         Establishment of and Deposits to Collection Account. .....................................61
Section 5.06.         Permitted Withdrawals From Collection Account.............................................62
Section 5.07.         Protection of Accounts; Eligible Investments. ............................................63
Section 5.08.         Maintenance of Omission and Fidelity Coverage. ...........................................63
Section 5.09.         [Reserved]................................................................................63
Section 5.10.         Maintenance of Primary Hazard Insurance...................................................63
Section 5.11.         Enforcement of Due-On-Sale Clauses; Assumption Agreements.................................64
Section 5.12.         Realization Upon Defaulted Mortgage Loans.................................................65
Section 5.13.         Trustee to Cooperate; Release of Mortgage Files...........................................68
Section 5.14.         Servicing Compensation....................................................................68
Section 5.15.         Establishment of Pre-Funding Account; Permitted Withdrawals...............................69
Section 5.16.         Annual Statement as to Compliance.........................................................70
Section 5.17.         Reports by Independent Public Accountants.................................................70
Section 5.18.         Access to Certain Documentation...........................................................70
Section 5.19.         Title, Conservation and Disposition of REO Property.......................................70
Section 5.20.         [Reserved]................................................................................71
Section 5.21.         Subservicing Agreements Between Servicer and Subservicers.................................71
Section 5.22.         Successor Subservicers. ..................................................................72
Section 5.23.         Liability of the Servicer.................................................................72
Section 5.24.         No Contractual Relationship Between Subservicers and Trust Fund. .........................73
Section 5.25.         Assumption or Termination of Subservicing Agreements by Successor Servicer................73
Section 5.26.         Subservicing Accounts. ...................................................................73

                                                     Article VI
                                         PAYMENTS TO THE CERTIFICATEHOLDERS

Section 6.01.         Distributions.............................................................................75
Section 6.02.         Statements to the Certificateholders......................................................80
Section 6.03.         Monthly Advances by the Servicer..........................................................82
Section 6.04.         Basis Risk Reserve Fund...................................................................83
Section 6.05.         Reports to the Securities and Exchange Commission.........................................84

                                                    Article VII
                                          THE CERTIFICATE INSURANCE POLICY

Section 7.01.         The Certificate Insurance Policy..........................................................85
Section 7.02.         The Limited Purpose Surety Bond...........................................................86
Section 7.03.         Preference Claims.........................................................................86

                                                    Article VIII
                              THE DEPOSITOR THE MORTGAGE LOAN SELLER AND THE SERVICER

Section 8.01.         Respective Liabilities of the Depositor and the Mortgage Loan Seller and the
                      Servicer. ................................................................................88
Section 8.02.         Limitation on Liability of the Depositor, the Mortgage Loan Seller and Others.............88
Section 8.03.         Servicer Indemnity........................................................................88

                                                     Article IX
                                                      DEFAULT

Section 9.01.         Events of Default.........................................................................90
Section 9.02.         Waiver of Defaults........................................................................92
Section 9.03.         Trustee to Act; Appointment of Successor..................................................92
Section 9.04.         Notification to Certificateholders........................................................93
Section 9.05.         Rights of the Certificate Insurer to Exercise Rights of the Class A
                      Certificateholders........................................................................93
Section 9.06.         Servicing Trigger; Removal of Servicer....................................................94

                                                     Article X
                                               CONCERNING THE TRUSTEE

Section 10.01.        Duties of Trustee.........................................................................95
Section 10.02.        Certain Matters Affecting the Trustee.....................................................96
Section 10.03.        Trustee Not Liable for Certificates or Mortgage Loans.....................................97
Section 10.04.        Trustee May Own Certificates..............................................................97
Section 10.05.        Trustee's Compensation and Reimbursement..................................................97
Section 10.06.        Eligibility Requirements for Trustee......................................................98
Section 10.07.        Resignation and Removal of the Trustee....................................................98
Section 10.08.        Successor Trustee.........................................................................99
Section 10.09.        Merger or Consolidation of Trustee.......................................................100
Section 10.10.        Appointment of Co-Trustee or Separate Trustee............................................100
Section 10.11.        Appointment of Office or Agency..........................................................101

                                                     Article XI
                                                    TERMINATION

Section 11.01.        Termination..............................................................................102
Section 11.02.        Additional Termination Requirements......................................................104
Section 11.03.        Optional Certificate Purchase............................................................105

                                                    Article XII
                                              MISCELLANEOUS PROVISIONS

Section 12.01.        Severability of Provisions...............................................................107
Section 12.02.        Limitation on Rights of Certificateholders...............................................107
Section 12.03.        Amendment................................................................................108
Section 12.04.        The Certificate Insurer; Surety..........................................................109
Section 12.05.        Recordation of Agreement; Counterparts...................................................109
Section 12.06.        Duration of Agreement....................................................................110
Section 12.07.        Governing Law............................................................................110
Section 12.08.        Notices..................................................................................110

                                                      EXHIBITS

A-1.     Group I Mortgage Loan Schedule.........................................................................A-1
A-2.     Group II Mortgage Loan Schedule .......................................................................A-2
B.       Contents of Mortgage File..............................................................................B-1
C.       Form of Class A Certificates...........................................................................C-1
D.       [Reserved].............................................................................................D-1
E.       Form of Class B Certificates...........................................................................E-1
F.       [Reserved].............................................................................................F-1
G.       Form of Class R Certificates...........................................................................G-1
H.       Form of Initial Certification..........................................................................H-1
I.       Form of Final Certification............................................................................I-1
J.       Distribution Account Certification.....................................................................J-1
K.       Form of Subsequent Transfer Agreement..................................................................K-1
L.       Form of Investment Letter..............................................................................L-1
M.       Form of Transfer Affidavit ............................................................................M-1
N.       ERISA Representation Letter............................................................................N-1
O.       Mortgage Loan Seller's Representations and Warranties
         with Respect to Mortgage Loans.........................................................................O-1
P.       Mortgage Loan Purchase Agreement.......................................................................P-1
Q.       Form of Notice for Certificate Insurance Policy........................................................Q-1
R.       Form of Notice for Limited Purpose Surety Bond.........................................................R-1
S.       Form of Request for Release............................................................................S-1

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     This Pooling and Servicing Agreement, dated as of July 1, 2000, is executed among MORGAN STANLEY DEAN WITTER CAPITAL I INC., as depositor
(together with its permitted successors and assigns, the "Depositor"), MORGAN
STANLEY DEAN WITTER CREDIT CORPORATION, as servicer (together with its permitted successors and assigns, the "Servicer") and as mortgage loan seller
(together with its permitted successors and assigns, the "Mortgage Loan
Seller") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee
(together with its permitted successors and assigns, the "Trustee").

     In consideration of the premises and the mutual agreements hereinafter set forth, the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee agree as follows:

                                   Article I
                                   ---------

                                  DEFINITIONS
                                  -----------

     Section 1.01. Definitions. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     ACCRUED CERTIFICATE INTEREST: With respect to each Distribution Date and the Class A Certificates, interest accrued during the related Interest Accrual
Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date and each Subsidiary REMIC 1 Regular Interest and Subsidiary
REMIC 2 Regular Interest, interest accrued during the preceding Interest
Accrual Period at the related Pass-Through Rate on the principal balance thereof, as described in Section 2.05. Accrued Certificate Interest on the Class A-I Certificates and principal balance thereof, as described in Section
2.05 as of the day preceding the Distribution Date. Accrued Certificate
Interest on the Class A-I Certificates and Subsidiary REMIC 1 Regular Interest shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period consisting of twelve 30-day months..
Accrued Certificate Interest on the Class A-II Certificates and Subsidiary
REMIC 2 Regular Interest shall accrue on the basis of twelve 30-day months and a 360-day year.

     ADDITION NOTICE: With respect to the transfer of Subsequent Mortgage
Loans to the Trustee pursuant to Section 2.03 hereof and the related
Subsequent Transfer Agreement, a notice, which the Servicer shall give to the Trustee and the Certificate Insurer not later than five Business Days prior to the related Subsequent Transfer Date, of (a) the Depositor's designation of Subsequent Mortgage Loans to be conveyed to the Trustee, on behalf of and for inclusion in the Trust Fund, and (b) the aggregate principal balance of such Subsequent Mortgage Loans as of the related Subsequent Cut-off Date.

     ADDITIONAL COLLATERAL: With respect to any Additional Collateral Mortgage
Loan, the marketable securities subject to a security interest pursuant to the related pledge agreement between the Seller and the related pledgor.

     ADDITIONAL COLLATERAL MORTGAGE LOAN: Each Mortgage Loan that is originated pursuant to the Flex Source(TM) Program which is secured by additional collateral in the form of a security interest in marketable securities.

     ADDITIONAL COLLATERAL MORTGAGE LOAN LIQUIDATION SHORTFALL: The amount, if any, by which the then outstanding Principal Balance of an Additional
Collateral Mortgage Loan which is a Liquidated Mortgage Loan exceeds the
Liquidation Proceeds (including those from the related Additional Collateral) allocable to principal realized with respect to such Mortgage Loan.

     AFFILIATE: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and "controlling" and "controlled" shall have meanings correlative to the foregoing.

     AGGREGATE NET PRINCIPAL LIQUIDATION LOSSES: With respect to each
Distribution Date, the amount, if any, by which (a) the aggregate of the outstanding Stated Principal Balances of those Mortgage Loans that became
Liquidated Mortgage Loans during the month ending prior to the month of such Distribution Date exceeds (b) the aggregate Net Liquidation Proceeds for such
Mortgage Loans that are allocable to principal in accordance with the terms thereof.

     AGREEMENT: This Pooling and Servicing Agreement and all amendments hereof and exhibits and supplements hereto.

     APPRAISED VALUE: As to any Mortgaged Property and any time referred to herein, the appraised value of such Mortgaged Property based upon the appraisal made by or on behalf of the Servicer at such time.

     ASSIGNMENT OF MORTGAGE: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect of record the sale and assignment of the Mortgage Loan to the Trustee, which assignment, notice of transfer or equivalent instrument may, if permitted by law, be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county.

     AVAILABLE DISTRIBUTION AMOUNT: The Group I Available Distribution Amount or the Group II Available Distribution Amount.

     BASIS RISK RESERVE FUND: The account created and initially maintained by the Trustee pursuant to Section 6.04. Amounts on deposit in the Basis Risk
Reserve Fund shall be held in trust for the Class A-I Certificateholders for the uses and purposes set forth in this Agreement.

     BASIS RISK RESERVE FUND DEPOSIT: As to any Distribution Date, the greater of (i) any Basis Risk Shortfall Carryforward Amount for such date, and (ii) the amount, if any, necessary to be deposited so that the amount on deposit in the Basis Risk Reserve Fund is at least $5,000 (after taking into account any other amount already on deposit in the Basis Risk Reserve Fund on such date).

     BASIS RISK SHORTFALL CARRY-FORWARD AMOUNT: As to any Distribution Date on which the Class A-I Pass-Through Rate is calculated based solely on the Weighted Average Net Mortgage Rate for the Group I Loans, the excess of:

          (1) the amount of interest that the Class A-I Certificates would have been entitled to receive on such Distribution Date (but not in excess of 12.51% per annum) had the Class A-I Pass-Through Rate not been calculated based on the Weighted Average Net Mortgage Rate for the Group
     I Loans, over

          (2) the amount of interest that the Class A Certificates would receive on such Distribution Date based on the Weighted Average Net
     Mortgage Rate for the Group I Loans (but not in excess of 12.51% per annum),

together with any Unpaid Basis Risk Carryforward Amounts for prior
Distribution Dates, plus interest thereon (to the extent legally permitted) at the then applicable Class A-I Pass-Through Rate (without giving effect to clause (ii) of the definition of Class A-I Pass-Through Rate) to the extent not previously reimbursed from amounts withdrawn from the Basis Risk Reserve
Fund.

     BOOK-ENTRY CERTIFICATE: Any Class A Certificate registered in the name of the Depository or its nominee ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

     BUSINESS DAY: Any day other than (a) a Saturday or Sunday, or (b) a legal holiday in the States of Minnesota, Maryland or New York, or (c) a day on which banking or savings and loan institutions in the State of New York or the State in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

     CAPITALIZED INTEREST: As defined in Section 5.15(a).

     CAPITALIZED INTEREST REQUIREMENT: With respect to any Distribution Date during the Pre-Funding Period for a Loan Group, (A) the product of (a) a fraction, the numerator of which is the related Pre-Funded Amount on the Closing Date less the Stated Principal Balance of any Subsequent Mortgage Loan transferred to the Trust Fund during the related Due Period or a prior Due
Period that has a Monthly Payment due during such Due Period and the denominator of which is the sum of the related Pre-Funded Amount on the Closing Date and the aggregate Stated Principal Balances for the related Loan
Group on the Closing Date and (b) the Interest Distribution Amount for the related Loan Group for the related Interest Accrual Period plus the related
Loan Group's allocable portion of the Servicing Fee, the Trustee Fee and the premium due to the Certificate Insurer, minus (B) any related Pre-Funding
Earnings for such Due Period.

     CERTIFICATE: Any Class A-I, Class A-II, Class B, or Class R Certificate.

     CERTIFICATEHOLDER or HOLDER: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Mortgage Loan Seller, the Depositor, the Servicer, any Sub-Servicer, or any of their respective
Affiliates shall be deemed not to be outstanding and the undivided Percentage
Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, waiver, request or demand has been obtained, unless such Person owns the entire Class of which such Certificate is a part. The Trustee shall be provided with an Officer's Certificate by the Mortgage Loan Seller, the Depositor, the Servicer or any Sub-Servicer if any Certificate is owned by any Affiliate thereof and shall be entitled to conclusively rely upon the certificate of the Mortgage Loan Seller, the Depositor or the Servicer or any Sub-Servicer as to the determination of the aggregate Percentage Interests evidenced by Certificates registered to the Mortgage Loan Seller, the Depositor, the Servicer, any Sub-Servicer or their Affiliates.

     CERTIFICATE INSURANCE POLICY: The certificate guaranty insurance policy
(AB0380BE) dated the Closing Date issued by the Certificate Insurer to the Trustee for the benefit of the Holders of the Class A Certificates.

     CERTIFICATE INSURER: Ambac Assurance Corporation, or any successor thereto, as issuer of the Certificate Insurance Policy.

     CERTIFICATE INSURER DEFAULT: The existence and continuance of any of the following: (a) a failure by the Certificate Insurer to make a payment required under the Certificate Insurance Policy in accordance with its terms; (b) the entry of a decree or order of a court or agency having jurisdiction in respect of the Certificate Insurer in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law appointing a conservator or receiver or liquidator or other similar official of the Certificate Insurer or of any substantial part of its property, or the entering of an order for the winding up or liquidation of the affairs of the Certificate Insurer and the continuance of any such decree or order undischarged or unstayed and in force for a period of 90 consecutive days; (c) the Certificate Insurer shall consent to the appointment of a conservator or receiver or liquidator or other similar proceedings or of relating to the Certificate Insurer or of or relating to all or substantially all of its property; or (d) the Certificate Insurer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

     CERTIFICATE OWNER: With respect to a Class A Certificate that is a Book-Entry Certificate, the person who is the beneficial owner of a Book-Entry
Certificate.

     CERTIFICATE REGISTER: The register maintained pursuant to Section 4.02.

     CLASS: All Certificates bearing the same class designation.

     CLASS A CERTIFICATES: Any one of the Class A-I Certificates and the A-II
Certificates.

     CLASS A-I CERTIFICATE: Any one of the Certificates designated as a Class
A-I Certificate substantially in the form set forth in Exhibit C-1 hereto and executed and authenticated by the Trustee.

     CLASS A-II CERTIFICATE: Any one of the Certificates substantially in the form set forth in Exhibit C-2 hereto and authenticated by the Trustee.

     CLASS A DISTRIBUTION AMOUNT: As to any Distribution Date, the aggregate amount distributed on the Class A Certificates pursuant to Section 6.01.

     CLASS A INTEREST FORMULA DISTRIBUTION AMOUNT: As to any Distribution Date and either Class of Class A Certificates, an amount equal to the sum of (a) interest for the related Interest Accrual Period at the related Pass-Through
Rate on the related Class Principal Balance as of such Distribution Date
(before giving effect to the distribution on such Distribution Date), net of the Net Interest Shortfall, if any, allocated to such Class pursuant to
Section 6.01 in respect of such Distribution Date, (b) any Class A Unpaid
Interest Shortfall for such Distribution Date, and (c) any Basis Risk
Shortfall Carryforward Amount allocated to such Class pursuant to Section 6.04 in respect of such Distribution Date.

     CLASS A INTEREST SHORTFALL: As to any Distribution Date and either Class of Class A Certificates, the amount equal to (a) the related Class A Interest
Formula Distribution Amount for such Distribution Date (exclusive, in the case of the Class A-I Certificates, of any Basis Risk Shortfall Carryforward Amount allocated thereto on such Distribution Date), less (b) the amount of interest distributed to the related Certificateholders on such Distribution Date.

     CLASS A-I PASS-THROUGH RATE: As to any Distribution Date, the per annum rate equal to the least of (i) LIBOR plus 0.33% (or, as to any Distribution
Date after the Initial Optional Termination Date, LIBOR plus 0.66%), (ii) the
Weighted Average Net Mortgage Rate for the Group I Loans, and (iii) 12.51% per annum.

     CLASS A-II PASS-THROUGH RATE: As to any Distribution Date, the per annum rate equal to the Weighted Average Net Mortgage Rate for the Group II Loans.

     CLASS A UNPAID INTEREST SHORTFALL: As to any Distribution Date and either
Class of Class A Certificates, the amount of the related Class A Interest
Shortfall for the immediately preceding Distribution Date.

     CLASS B CERTIFICATE: Any one of the Certificates designated as a Class B
Certificate substantially in the form set forth in Exhibit E hereto and executed and authenticated by the Trustee.

     CLASS B-1 COMPONENT: The component of the Class B Certificates designated as such in Section 2.05.

     CLASS B-2 COMPONENT: The component of the Class B Certificates designated as such in Section 2.05.

     CLASS PRINCIPAL BALANCE: With respect to the Class A-I Certificates or
Class A-II Certificates, at any time, the Initial Class Principal Balance set forth in Section 2.05 reduced (but not below $0) by the sum of all amounts previously distributed to such Class of Certificateholders on account of principal pursuant to Section 6.01. With respect to the Class B Certificates, at any time, the Stated Principal Balance of the Mortgage Loans over the aggregate Class Principal Balance of the Class A Certificates.

     CLASS R CERTIFICATE: Any Class R-I, Class R-II or Class R-III
Certificates.

     CLASS R-I CERTIFICATE: Any of the Certificates substantially in the form set forth in Exhibit G-1 hereto and authenticated by the Trustee.

     CLASS R-II CERTIFICATE: Any of the Certificates substantially in the form set forth in Exhibit G-2 hereto and authenticated by the Trustee.

     CLASS R-III CERTIFICATE: Any of the Certificates substantially in the form set forth in Exhibit G-3 hereto and authenticated by the Trustee.

     CLOSING DATE: July 28, 2000.

     CODE: The Internal Revenue Code of 1986, as amended.

     COLLECTION ACCOUNT: The account created and maintained pursuant to
Section 5.05.

     COMPONENT PASS-THROUGH RATE: As to any Distribution Date, the per annum rate equal to the following rates with respect to each Class B Component.
Component B-1 will have a notional principal balance equal to the aggregate principal balance of the Loan Group I Mortgage Loans, and bear interest at a rate equal to the excess of: (i) the weighted average Net Mortgage Rate of the Group I Loans over (ii) the product of: (A) two and (B) the weighted average
Pass-Through Rate of the Subsidiary REMIC 1 Interests, where the Subsidiary
REMIC 1 Accrual Class is subject to a cap equal to zero and each Subsidiary
REMIC 1 Accretion Directed Class is subject to a cap equal to the Pass-Through
Rate on its Corresponding Class. Interest on Component B-1 will be calculated on the basis of the actual number of days in the related Interest Accrual
Period and a 360 day year. Component B-2 will have a principal balance equal to the principal balance of the Class LT2-B Interest and bear interest at a rate equal to the weighted average of the Net Mortgage Rates of the Loan Group
II Mortgage Loans. Interest on Component B-2 will be calculated on the basis of twelve 30 day months and a 360 day year.

     CONVERTIBLE MORTGAGE LOAN: Any Mortgage Loan as to which the Mortgagor, at its option in accordance with the terms thereof, may convert its Mortgage
Rate to a different Index and applicable Margin.

     CORPORATE TRUST OFFICE: The principal office of the Trustee at which at any particular time its corporate business with respect to this Agreement shall be administered, which office at the date of execution of this instrument is located at 11000 Broken Land Parkway, Columbia, Maryland
21044-3562 and, for Certificate transfer purposes, Sixth Street and Marquette
Avenue, Minneapolis, Minnesota 55479.

     CURTAILMENTS: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in full.

     CUT-OFF DATE: July 1, 2000 (or the date of origination, if later).

     DEFINITIVE CERTIFICATES: As defined in Section 4.02(l).

     DELETED MORTGAGE LOAN: As defined in Section 3.03.

     DELINQUENCY RATIO: With respect to the Group I Loans and any Due Period, is the percentage equivalent of a fraction (a) the numerator of which equals the aggregate Stated Principal Balance of all Group I Loans that are 60 or more days Delinquent, are in foreclosure or have been converted to REO
Properties in each case as of the last day of the related Due Period and (b) the denominator of which is the aggregate Stated Principal Balance of the Group I Loans as of the last day of such Due Period. With respect to the Group
II Loans and any Due Period is the percentage equivalent of a fraction (a) the numerator of which equals the aggregate Stated Principal Balance of all Group
II Loans that are 60 or more days Delinquent, are in foreclosure or have been converted to REO Properties in each case as of the last day of the related Due
Period and (b) the denominator of which is the aggregate Stated Principal
Balance of Group II Loans as of the last day of such Due Period.

     DELINQUENT: As used herein, a Mortgage Loan is considered to be Delinquent when a payment due on any scheduled Due Date remains unpaid as of the close of business on the next following monthly scheduled Due Date.

     DEPOSITOR: Morgan Stanley Dean Witter Capital I Inc., a Delaware corporation, or its successor in interest or any successor under this Agreement appointed as herein provided.

     DEPOSITORY: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of one or more
Class A Certificates evidencing in the aggregate the Original Class A
Principal Balance. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

     DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     DETERMINATION DATE: The 7th day (or if such 7th day is not a Business
Day, the Business Day immediately preceding such 7th day) of the month of the related Distribution Date.

     DISQUALIFIED ORGANIZATION: As defined in Section 4.02(i).

     DISTRIBUTION ACCOUNT: The account created and maintained pursuant to
Section 6.01(a).

     DISTRIBUTION ACCOUNT DEPOSIT DATE: As to any Distribution Date, the second Business Day prior thereto.

     DISTRIBUTION DATE: The 15th day of any month, or if such 15th day is not a Business Day, the first Business Day immediately following, beginning with the First Distribution Date.

     DUE DATE: As to any Distribution Date, the first day of the month of such Distribution Date, which is the day on which each Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

     DUE PERIOD: With respect to any Distribution Date, the period commencing on the second preceding Determination Date and ending on the day preceding the immediately preceding Determination Date (except that for purposes of calculating Curtailments, the Due Period will be the preceding calendar month).

     EFFECTIVE LOAN-TO-VALUE RATIO: The fraction, expressed as a percentage, the numerator of which is the outstanding principal amount of the related
Mortgage Loan at the time of origination thereof, less the amount of the Original Additional Collateral Requirement, if any, and the denominator of which is the Appraised Value of the related Mortgaged Property at such time or, in the case of a Mortgage Loan financing the acquisition of the Mortgaged
Property, the sales price of the Mortgaged Property, if such sales price is less than such Appraised Value.

     ELIGIBLE ACCOUNT: An account that is (i) maintained with a federal or state chartered depository institution the short-term unsecured debt obligations of which have been rated by each Rating Agency in its highest short-term rating category at the time of the deposit therein, or (ii) a trust account maintained with the corporate trust department of a depository institution, which institution is acting in its fiduciary capacity, or (iii) an account or accounts the deposits in which are fully insured by the FDIC, or
(iv) maintained with Wells Fargo Bank Minnesota, National Association so long as its short-term unsecured debt obligations have been rated "P-1" by Moody's and "A-1" by Standard & Poor's at the time of the deposit therein, or (v) otherwise acceptable to each Rating Agency without reduction or withdrawal of each rating of the Class A Certificates (without giving effect to the Certificate Insurance Policy), as evidenced by a letter from each Rating
Agency and acceptable to the Certificate Insurer.

     ELIGIBLE INVESTMENTS: One or more of the following:

          (a) obligations of, or guaranteed as to principal and interest by, the United States or obligations of any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (b) repurchase agreements (including those in which the purchased securities are held by a third-party custodian) on obligations specified in clause (a) maturing not later than the day prior to the Distribution
     Date on which such amounts are to be distributed, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest rating categories and the short-term debt obligations of the party agreeing to repurchase shall be rated "P-1" by Moody's and "A-1+" by Standard & Poor's;

          (c) certificates of deposit, time deposits, demand deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United
     States depository institution or trust company incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating
     Agency in one of its two highest rating categories and the short-term obligations of such depository institution or trust company shall be rated "P-1" by Moody's and "A-1+" by Standard & Poor's;

          (d) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United
     States or any state thereof which on the date of acquisition has been rated by Moody's and Standard & Poor's in its highest short-term rating
     (which is "P-1" in the case of Moody's and "A-1+" in the case of Standard
     & Poor's); provided that such commercial paper shall mature no later than the day prior to the Distribution Date on which such amounts are to be distributed;

          (e) money market funds with the highest long-term rating assigned by the Rating Agencies (including any funds for which the Trustee or any of its affiliates acts as an advisor); and

          (f) other obligations or securities that are "permitted investments" within the meaning of Section 860(G)(a)(5) of the Code, based upon an Opinion of Counsel delivered to the Trustee, the Certificate Insurer and the Surety, and acceptable to each Rating Agency, the Certificate Insurer and the Surety as an Eligible Investment hereunder and will not result in a reduction or withdrawal of the then current rating of the Class A
     Certificates, as evidenced by a letter to such effect from each Rating
     Agency;

provided that, except in the case of U.S. Treasury STRIPS, no instrument shall be an Eligible Investment if such instrument evidences either (a) a right to receive only interest payments with respect to the obligation underlying such instrument, or (b) a right to receive both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ESCROW ACCOUNTS: The accounts established pursuant to Section 5.03.

     ESCROW PAYMENT: Any payment received by the Servicer for the account of any Mortgagor for application toward the payment of taxes, insurance premiums, assessments and similar items in respect of the related Mortgaged Property.

     EVENT OF DEFAULT: Any event of default described in Section 9.01.

     FANNIE MAE: Fannie Mae (formerly the Federal National Mortgage
Association) or any successor organization.

     FDIC: The Federal Deposit Insurance Corporation or any successor organization.

     FIRST DISTRIBUTION DATE: August 15, 2000.

     FINAL SCHEDULED DISTRIBUTION DATE: October 15, 2026 with respect to the
Class A-I Certificates, October 15, 2031 with respect to the Class A-II
Certificates, the Class B Certificates and the Class R Certificates.

     FLEX SOURCE(TM) LOAN: A Mortgage Loan which is secured by additional collateral in the form of a security interest in marketable securities having a market value, as of the date of such loan's origination, at least equal to the Original Additional Collateral Requirement.

     FLEX SOURCE(TM) PLEDGE AGREEMENT: With respect to each Flex Source(TM)
Loan, the related securities account pledge agreement between the Mortgagor under such Flex Source(TM) Loan and the Seller, pursuant to which such Mortgagor or pledgor granted a security interest in various investment securities.

     FREDDIE MAC: Freddie Mac (formerly the Federal Home Loan Mortgage
Corporation) or any successor organization.

     GROUP I AVAILABLE DISTRIBUTION AMOUNT: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Group I Loans on deposit in the Collection Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Collection Account in connection with the substitution pursuant to Section
3.03 of Deleted Mortgage Loans that are Group I Loans reduced by the Servicing
Fee, the Trustee Fee and the Premium Amount payable with respect to the Group
I Loans or the Class A-I Certificates on such Distribution Date, (ii) the amount of any Monthly Advance made on the immediately preceding Distribution
Account Deposit Date with respect to the Group I Loans, (iii) any amount deposited in the Distribution Account on the related Distribution Account
Deposit Date pursuant to Section 6.03(c) in respect of the Group I Loans and
(iv) any Purchase Price paid for Group I Mortgage Loans pursuant to Sections
2.02 and 3.02 hereof.

     GROUP II AVAILABLE DISTRIBUTION AMOUNT: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Group II Loans on deposit in the Collection Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Collection Account in connection with the substitution pursuant to Section
3.03 of Deleted Mortgage Loans that are Group II Loans reduced by the
Servicing Fee, the Trustee Fee and the Premium Amount payable with respect to the Group II Loans or the Class A-II Certificates on such Distribution Date,
(ii) the amount of any Monthly Advance made on the immediately preceding
Distribution Account Deposit Date with respect to the Group II Loans, (iii) any amount deposited in the Distribution Account on the related Distribution
Account Deposit Date pursuant to Section 6.03(c) in respect of the Group II
Loans and (iv) any Purchase Price paid for Group II Mortgage Loans pursuant to
Sections 2.02 and 3.02 hereof.

     GROUP I CUMULATIVE INSURANCE PAYMENTS: As of any time of determination,
(a) the aggregate amount of all Insured Amounts previously paid by the Insurer under the Certificate Insurance Policy in respect of the Class A-I
Certificates plus (b) the portion allocable to the Class A-I Certificates of any other amounts owed to the Certificate Insurer under the Insurance
Agreement plus (c) interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the Late Payment Rate minus
(d) the aggregate of all payments previously made to the Certificate Insurer pursuant to Section 6.01(d)(vi) or (vii) or 6.01(e)(vi) or (vii) hereof as reimbursement for such Insured Amounts.

     GROUP II CUMULATIVE INSURANCE PAYMENTS: As of any time of determination,
(a) the aggregate amount of all Insured Amounts previously paid by the Insurer under the Certificate Insurance Policy in respect of the Class A-II
Certificates plus (b) interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the Late Payment Rate minus
(c) the aggregate of all payments previously made to the Certificate Insurer pursuant to Section 6.01(d)(vii) or 6.01(e)(vi) hereof as reimbursement for such Insured Amounts,.

     GROUP I CUT-OFF DATE LOAN GROUP BALANCE: $211,842,433.49.

     GROUP II CUT-OFF DATE LOAN GROUP BALANCE: $90,005,337.12.

     GROUP I EXCESS CASH FLOW: As defined in Section 6.01(d)(iii).

     GROUP II EXCESS CASH FLOW: As defined in Section 6.01(e)(iii).

     GROUP I EXCESS OVERCOLLATERALIZATION AMOUNT: With respect to any
Distribution Date, the excess, if any of (a) the Group I Overcollateralization
Amount on such Distribution Date over (b) the Group I Required
Overcollateralization Amount.

     GROUP II EXCESS OVERCOLLATERALIZATION AMOUNT: With respect to any
Distribution Date, the excess, if any of (a) the Group II
Overcollateralization Amount on such Distribution Date over (b) the Group II
Required Overcollateralization Amount.

     GROUP I INTEREST DISTRIBUTION AMOUNT: As defined in Section 6.01(d)(i).

     GROUP II INTEREST DISTRIBUTION AMOUNT: As defined in Section 6.01(e)(i).

     GROUP I LOANS: The Mortgage Loans designated on the Mortgage Loan
Schedule attached hereto as Exhibit A-1 (including Subsequent Mortgage Loans assigned to Group I).

     GROUP II LOANS: The Mortgage Loans designated on the Mortgage Loan
Schedule attached hereto as Exhibit A-2 (including Subsequent Mortgage Loans assigned to Group II).

     GROUP I OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution
Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Group I Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the aggregate Certificate Principal
Balance of the Class A-I Certificates immediately prior to such date.

     GROUP II OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution
Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Group II Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the aggregate Certificate Principal
Balance of the Class A-II Certificates immediately prior to such date.

     GROUP I OVERCOLLATERALIZATION INCREASE AMOUNT: With respect to any
Distribution Date, the lesser of (a) the Group I Excess Cash Flow for such
Distribution Date available to make payments pursuant to Section 6.01(d)(iii),
(iv) and (viii) plus the Group II Excess Cash Flow for such Distribution Date available to make payments pursuant to Section 6.01(e)(v) and (ix), and (b) the excess of (1) the Group I Required Overcollateralization Amount for such Distribution Date over (2) the Group I Overcollateralization Amount for such
Distribution Date.

     GROUP II OVERCOLLATERALIZATION INCREASE AMOUNT: With respect to any
Distribution Date, the lesser of (a) the Group II Excess Cash Flow for such
Distribution Date available to make payments pursuant to Section 6.01(e)(iii),
(iv) and (viii) plus the Group I Excess Cash Flow for such Distribution Date available to make payments pursuant to Section 6.01(d)(v) and (ix), and (b) the excess of (1) the Group II Required Overcollateralization Amount for such Distribution Date over (2) the Group II Overcollateralization Amount for such
Distribution Date.

     GROUP I OVERCOLLATERALIZATION REDUCTION AMOUNT: With respect to any
Distribution Date, to the extent the Group I Excess Overcollateralization
Amount is, after taking into account all other distributions to be made on such Distribution Date, greater than zero, the Group I Overcollateralization
Reduction Amount shall be equal to the lesser of (a) the Group I Excess
Overcollateralization Amount for such Distribution Date and (b) any amounts described in clauses (b)(i) through (iv) of the definition of Group I
Principal Distribution Amount.

     GROUP II OVERCOLLATERALIZATION REDUCTION AMOUNT: With respect to any
Distribution Date, to the extent the Group II Excess Overcollateralization
Amount is, after taking into account all other distributions to be made on such Distribution Date, greater than zero, the Group II Overcollateralization
Reduction Amount shall be equal to the lesser of (a) the Group II Excess
Overcollateralization Amount for such Distribution Date and (b) any amounts described in clauses (b)(i) through (iv) of the definition of Group II
Principal Distribution Amount.

     GROUP I PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution
Date, the lesser of (a) the excess of (i) the Group I Available Distribution
Amount over (ii) the Group I Interest Distribution Amount and (b) the sum of:

          (i) the principal portion of each Monthly Payment received or Monthly Advance with respect to the related Due Period on each Outstanding Mortgage Loan that is a Group I Loan;

          (ii) the Stated Principal Balance of any Group I Loan repurchased during the related Due Period pursuant to Section 2.02 or 3.02 and the amount of any shortfall deposited in the Distribution Account in connection with the substitution of a Deleted Mortgage Loan that is a Group I Loan pursuant to Section 3.03 during the related Due Period.

          (iii) the principal portion of all other unscheduled collections on the Group I Loans (including, without limitation, Principal Payments in full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO
     Proceeds) received during the related Due Period to the extent applied by the Servicer as recoveries of principal of the Group I Loans pursuant to
     Section 5.12.

          (iv) the principal portion of any Realized Losses incurred on any Group I Loans during the related Due Period to the extent covered by Group I Excess Cash Flow or Group II Excess Cash Flow for such
     Distribution Date; and

          (v) the amount of any Group I Overcollateralization Increase Amount for such Distribution Date;

          minus

          (vi) the amount of any related Group I Overcollateralization
     Reduction Amount for such Distribution Date.

     GROUP II PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution
Date, the lesser of (a) the excess of (i) the Group II Available Distribution
Amount over (ii) the Group II Interest Distribution Amount and (b) the sum of:

          (i) the principal portion of each Monthly Payment received or Monthly Advance with respect to the related Due Period on each Outstanding Mortgage Loan that is a Group II Loan;

          (ii) the Stated Principal Balance of any Group II Loan repurchased during the related Due Period pursuant to Section 2.02 or 3.02 and the amount of any shortfall deposited in the Distribution Account in connection with the substitution of a Deleted Mortgage Loan that is a Group II Loan pursuant to Section 3.03 during the related Due Period.

          (iii) the principal portion of all other unscheduled collections on the Group II Loans (including, without limitation, Principal Payments in
     Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO
     Proceeds) received during the related Due Period to the extent applied by the Servicer as recoveries of principal of the Group II Loans pursuant to
     Section 5.12.

          (iv) the principal portion of any Realized Losses incurred on any Group II Loans during the related Due Period to the extent covered by Group I Excess Cash Flow or Group II Excess Cash Flow for such
     Distribution Date; and

          (v) the amount of any Group II Overcollateralization Increase Amount for such Distribution Date;

          minus

          (vi) the amount of any related Group II Overcollateralization
     Reduction Amount for such Distribution Date.

     GROUP I REQUIRED OVERCOLLATERALIZATION AMOUNT: As of any Distribution
Date:

     (a) prior to the Group I Step Down Date, the greatest of:

          (i) 1.00% of the Group I Cut-Off Date Loan Group Balance plus the
     Pre-Funded Amount with respect to the Group I Loans as of the Closing
     Date; and

          (ii) the lesser of:

               (A) the aggregate Stated Principal Balances of the Group I
          Mortgage Loans with the three largest Stated Principal Balances in the Trust Fund as of such Distribution Date; and

               (B) 0.75% of the Group I Cut-Off Date Loan Group Balance plus the Pre-Funded Amount with respect to the Group I Loans as of the Closing Date; and

          (iii) an amount equal to (A) 2 (two) times (B) the excess of (x) 50% of the Stated Principal Balances of the Group I Loans which are 90 days or more Delinquent as of such Distribution Date over (y) 5 (five) times the Group I Excess Cash Flow for such Distribution Date; and

     (b) if such Distribution Date is on or after the Group I Step Down Date, the greatest of:

          (i) 2.00% of the then current aggregate Stated Principal Balance of the Group I Loans as of the end of the related Due Period;

          (ii) the lesser of:

               (A) the aggregate Stated Principal Balances of the Group II
          Mortgage Loans with the three largest Stated Principal Balances in the Trust Fund as of such Distribution Date; and

               (B) 0.75% of the Group I Cut-Off Date Loan Group Balance plus the Pre-Funded Amount with respect to the Group I Loans as of the Closing Date; and

          (iii) an amount equal to (A) 2 (two) times (B) the excess of (x) 50% of the Stated Principal Balances of the Group I Loans which are 90 days or more Delinquent as of such Distribution Date over (y) 5 (five) times the Group I Excess Cash Flow for such Distribution Date.

     The Group I Required Overcollateralization Amount shall not be reduced on any Distribution Date if the Step Down Cumulative Loss Test is not satisfied, however, it may be reduced at any time with the prior consent of the Certificate Insurer, at its sole discretion, and prior written notification to the Rating Agencies.

     GROUP II REQUIRED OVERCOLLATERALIZATION AMOUNT: As of any Distribution
Date:

     (a)prior to the Group II Step Down Date, the greatest of:

          (i) 2.00% of the Group II Cut-Off Date Loan Group Balance plus the
     Pre-Funded Amount with respect to the Group II Loans as of the Closing
     Date; and

          (ii) the lesser of:

               (A) the aggregate State Principal Balances of the Group II
          Mortgage Loans with the three largest Stated Principal Balances in the Trust Fund as of such Distribution Date; and

               (B) 0.75% of the Group II Cut-Off Date Loan Group Balance plus the Pre-Funded Amount with respect to the Group II Loans as of the Closing Date; and

                  (iii) an amount equal to (A) 2 (two) times (B) the excess of
         (x) 50% of the Stated Principal Balances of the Group II Loans which are 90 days or more Delinquent as of such Distribution Date over (y)
         5 (five) times the Group II Excess Cash Flow for such Distribution
         Date; and

     (b) if such Distribution Date is on or after the Group II Step Down Date, the greatest of:

          (i) 4.00% of the then current aggregate Stated Principal Balance of the Group II Loans as of the end of the related Due Period; and

          (ii) the lesser of:

               (A) the aggregate Stated Principal Balances of the Group I
          Mortgage Loans with the three largest Stated Principal Balances in the Trust Fund as of such Distribution Date; and

               (B) 0.75% of the Group II Cut-Off Date Loan Group Balance plus the Pre-Funded Amount with respect to the Group II Loans as of the Closing Date; and

          (iii) an amount equal to (A) 2 (two) times (B) the excess of (x) 50% of the Stated Principal Balances of the Group II Loans which are 90 days or more Delinquent as of such Distribution Date over (y) 5 (five) times the Group II Excess Cash Flow for such Distribution Date.

     The initial amount of overcollateralization with respect to the Group I
Loans is equal to 2.00% of the Group II Cut -Off Date Loan Group Balance plus the Pre-funded Amount with respect to the Group II loans.

     The Group II Required Overcollateralization Amount shall not be reduced on any Distribution Date if the Step Down Cumulative Loss Test is not satisfied, however, it may be reduced at any time with the prior consent of the Certificate Insurer, at its sole discretion, and prior written notification to the Rating Agencies.

     GROUP I STEPDOWN DATE: The later to occur of (i) the thirty-sixth (36th)
Distribution Date (or with the prior consent of the Certificate Insurer, any earlier Distribution Date) and (ii) the Distribution Date on which the aggregate Stated Principal Balance of the Group I Loans is less than or equal to 50% of the sum of (i) the Group I Cut-Off Date Loan Group Balance and (ii) the Pre-Funded Amount for the Group I Loans as of the Closing Date.

     GROUP II STEPDOWN DATE: The later to occur of (i) the thirty-sixth (36th)
Distribution Date (or with the prior consent of the Certificate Insurer, any earlier Distribution Date) and (ii) the Distribution Date on which the aggregate Stated Principal Balance of the Group II Loans is less than or equal to 50% of the sum of (i) the Group II Cut-Off Date Loan Group Balance and (ii) the Pre-Funded Amount for the Group II Loans as of the Closing Date.

     INDEPENDENT: Of or relating to a Person which (i) is in fact independent of the Depositor, the Mortgage Loan Seller and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Mortgage Loan Seller and the Servicer if different from the Depositor or an Affiliate thereof and (iii) is not connected with the Depositor, the Mortgage Loan Seller or the Servicer as an officer, employee, director or person performing similar functions.

     INDEX: As to each Mortgage Loan, the index for the adjustment of the Mortgage Rate on the related Mortgage Note, which index may be the prime rate
(the "Prime Index"), the London inter-bank offered rate for one-month U.S.
Dollar deposits (the "One-Month LIBOR Index"), the London inter-bank offered rate for six-month U.S. dollar deposits (the "Six-Month LIBOR Index"), or the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year (the "Treasury Index"), in each case as defined in such Mortgage Note.

     INITIAL MORTGAGE LOANS: The Mortgage Loans listed in the Mortgage Loan
Schedule as of the Closing Date.

     INITIAL OPTIONAL TERMINATION DATE: With respect to the Class A-I
Certificates, the first Distribution Date on which the Stated Principal
Balance (after giving effect to distribution on the Certificates on such Distribution Date) for the Group I Loans has been reduced to 10% or less of the sum of the Group I Cut-Off Date Loan Group Balance and the Pre-Funded
Amount for the Group I Loans as of the Closing Date. With respect to the Class
A-II Certificates, the first Distribution Date on which the Stated Principal
Balance (after giving effect to distributions on the Certificates on such Distribution Date) for the Group II Loans has been reduced to 10% or less of the sum of the Group II Cut-Off Date Loan Group Balance and the Pre-funded
Amount for the Group II Loans as of the Closing Date.

     INSURANCE AGREEMENT: The Insurance and Indemnity Agreement, dated as of
July 28, 2000, among the Depositor, the Mortgage Loan Seller, the Servicer, the Certificate Insurer and the Trustee, as amended, modified or supplemented from time to time.

     INSURANCE PROCEEDS: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan, net of costs of collecting such proceeds.

     INSURED AMOUNT: As defined in the Certificate Insurance Policy.

     INSURED EXPENSES: Expenses covered by any insurance policy.

     INSURED PAYMENT: As defined in the Certificate Insurance Policy.

     INTEREST ACCRUAL PERIOD: As to any Distribution Date and (a) the Class
A-I Certificates and the Subsidiary REMIC 1 Regular Interests, the period beginning on the immediately preceding Distribution Date (or July 28, 2000 with respect to the first Interest Accrual Period) through the day preceding the Distribution Date and (b) the Class A-II Certificates and the Subsidiary
REMIC 2 Regular Interests, the prior calendar month.

     INTEREST ADJUSTMENT DATE: The date specified in a Mortgage Note on which its Mortgage Rate is adjusted.

     INTEREST DISTRIBUTION AMOUNT: With respect to any Distribution Date, the sum of (i) the Group I Interest Distribution Amount for such Distribution Date and (ii) the Group II Interest Distribution for such Distribution Date.

     LATE COLLECTIONS: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Liquidation Proceeds, condemnation awards, Insurance Proceeds, or with respect to a disposition of a Mortgaged Property which has been acquired by foreclosure or deed in lieu of foreclosure or otherwise, any of which represent late payments or collections of Monthly Payments that were due but delinquent for a previous Due Date and not previously recovered and with respect to which delinquent Monthly Payments a Monthly Advance has been made by the Servicer.

     LATE PAYMENT RATE: As defined in the Certificate Insurance Policy.

     LIBOR: As to any Distribution Date as follows:

          (i) the posted rate for United States dollar deposits for one month which appears on Telerate Page 3750 (as defined below) as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the immediately preceding Distribution Date (or, in the case of the First Distribution
     Date, LIBOR shall be 6.62%). If no such posted rate appears, LIBOR will be determined on such date as described in clause (ii) below. "Telerate
     Page 3750" means the display page designated on the Bridge Information
     Systems Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying London inter-bank offered rates of major banks).

          (ii) If on such date no posted rate appears on the Telerate Page
     3750 as described in clause (i) above, the Trustee will request the principal London office of each of four reference banks (which shall be National Westminster Bank Plc, Deutsche Bank AG, Lloyds Bank Plc, and
     Barclays Bank Plc, so long as each such bank is engaged in transactions in the London inter-bank market) ("Reference Banks") to provide the Trustee with its offered quotation for United States dollar deposits for one month to prime banks in the London inter-bank market as of 11:00
     A.M., London time, on such date. If at least two reference banks provide the Trustee with such offered quotations, then LIBOR on such date will be the arithmetic mean (rounded, if necessary, to the nearest 1/100th of a percent (0.0001), with a 5/1,000th of a percent (0.00005) rounded upwards) of all such quotations. If on such date fewer than two of the Reference Banks provide the Trustee with such an offered quotation, LIBOR on such date will be the arithmetic mean (rounded, if necessary, to the nearest 1/100th of a percent (0.0001), with a 5/1,000th of a percent
     (0.00005) rounded upwards) of the offered per annum rates which one or more leading banks in The City of New York selected by the Trustee (after consultation with the Mortgage Loan Seller and the Certificate Insurer) are quoting as of 11:00 A.M., New York City time, on such date to leading
     European banks for United States dollar deposits for one month; provided, however, that if such banks are not quoting as described above, LIBOR will be the LIBOR applicable to the immediately preceding Distribution
     Date.

     LIBOR BUSINESS DAY: A Business Day and a day on which banking institutions in the City of London, England, are not required or authorized by law to be closed.

     LIMITED PURPOSE SURETY BOND: The Limited Purpose Surety Bond No. AB0240BE dated March 17, 1999 issued by Ambac Assurance Corporation.

     LIQUIDATED MORTGAGE LOAN: Any defaulted Mortgage Loan as to which the related Mortgaged Property has been acquired, liquidated or disposed of and with respect to which the Servicer has determined that all amounts which it expects to recover from or on account of such Mortgage Loan or REO Property have been recovered.

     LIQUIDATION EXPENSES: Expenses which are incurred by the Servicer or any Sub-Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof, including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Section 5.05 respecting the related Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation.

     LIQUIDATION PROCEEDS: Cash (including Insurance Proceeds) received by the
Servicer in connection with the liquidation of any defaulted Mortgage Loan or Mortgaged Property acquired in respect thereof, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan other than amounts required to be paid to the Mortgagor pursuant to law or the terms of the applicable
Mortgage Note plus, with respect to a defaulted Mortgage Loan that is also an Additional Collateral Mortgage Loan, the amount realized on the related
Additional Collateral with respect to such Mortgage Loan in accordance with
Section 5.05.

     LOAN-TO-VALUE RATIO: The fraction, expressed as a percentage, the numerator of which is the outstanding principal amount of the related Mortgage
Loan at the time of origination and the denominator of which is the Appraised
Value of the related Mortgaged Property at origination or at such time as an Appraised Value shall have been determined or, in the case of a Mortgage Loan financing the acquisition of the Mortgaged Property, the sales price of the Mortgaged Property, if such sales price is less than such Appraised Value.

     MARGIN: With respect to each Mortgage Loan, the number of basis points which are added to or subtracted from the Index when calculating the Mortgage
Rate for the related Mortgage Note.

     MASTER REMIC: As described in Section 2.05.

     MAXIMUM MORTGAGE RATE: With respect to each Mortgage Loan, the maximum rate of interest set forth as such in the related Mortgage Note.

     MONTHLY ADVANCE: The aggregate of the advances made by the Servicer with respect to a particular Distribution Date pursuant to Section 6.03.

     MONTHLY PAYMENT: The minimum required monthly payment of principal and interest due on a Mortgage Loan as specified in the Mortgage Note for any month (before any adjustment to such scheduled amount by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period). Monthly Payments shall be deemed due on an Outstanding Mortgage Loan until such time as it becomes a Liquidated Mortgage Loan.

     MOODY'S: Moody's Investors Service, Inc. or its successor in interest.

     MORTGAGE: The mortgage, deed of trust or other instrument creating a first lien or a first priority ownership interest in an estate in fee simple in real property (or a leasehold that extends at least five years beyond the maturity of the related Mortgage Loan) securing a Mortgage Note.

     MORTGAGE FILE: The items referred to in Exhibit B annexed hereto pertaining to a particular Mortgage Loan.

     MORTGAGE LOAN: Each of the mortgage loans and all rights with respect thereto, evidenced by a Mortgage and a Mortgage Note plus, in the case of an Additional Collateral Mortgage Loan, including any and all guarantees related thereto, the Flex Source(TM) Pledge Agreement, sold and assigned by the Depositor in trust to the Trustee and which is the subject of this Agreement and included in the Trust Fund. The Mortgage Loans originally sold and subject to this Agreement are identified on the Mortgage Loan Schedule. The term
"Mortgage Loan" includes each Subsequent Mortgage Loan as of the Subsequent
Transfer Date applicable thereto.

     MORTGAGE LOAN PURCHASE AGREEMENT: The Mortgage Loan Purchase Agreement, dated as of July 1, 2000, among the Mortgage Loan Seller and the Depositor attached hereto as Exhibit P.

     MORTGAGE LOAN SCHEDULE: The schedules of Mortgage Loans attached hereto as Exhibits A-1 and A-2, setting forth the following information as to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type of the Mortgaged Property; (iv) the original number of months to maturity and the number of months remaining to maturity from the Cut-off Date;
(v) the Appraised Value of the Mortgaged Property as set forth in an appraisal which was delivered at the time of the origination of the Mortgage Loan, or, in the event the Mortgage Loan was made in connection with the acquisition of the Mortgaged Property by the Mortgagor, the lesser of such Appraised Value and the purchase price of the Mortgaged Property actually paid by the Mortgagor at the time of the origination of the Mortgage Loan; (vi) the original Loan-to-Value Ratio; (vii) the current Mortgage Rate; (viii) the current Margin; (ix) the amount of the current Monthly Payment; (x) the next
Interest Adjustment Date; (xi) the original Principal Balance of the Mortgage
Loan; (xii) the Servicing Fee Rate; (xiii) whether or not the Mortgage Loan is a Flex Source(TM) Loan; (xiv) the amount of Additional Collateral, if any; and
(xv) the Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date. The Mortgage Loan Schedule shall include each Schedule of
Subsequent Mortgage Loans delivered on a Subsequent Transfer Date.

     MORTGAGE LOAN SELLER: Morgan Stanley Dean Witter Credit Corporation, a
Delaware corporation, and its successors and assigns.

     MORTGAGE NOTE: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     MORTGAGE POOL: The pool of Mortgage Loans held in the Trust Fund.

     MORTGAGE RATE: With respect to each Mortgage Loan, the per annum rate of interest for the applicable period borne by the Mortgage Loan, as determined pursuant to the Mortgage Note.

     MORTGAGED PROPERTY: The property subject to a Mortgage.

     MORTGAGOR: The obligor on a Mortgage Note.

     MSDWCC: Morgan Stanley Dean Witter Credit Corporation.

     NET INTEREST SHORTFALL: With respect to any Distribution Date, the sum of
(i) the Net Prepayment Interest Shortfall, if any, for such Distribution Date and (ii) the Relief Act Reduction, if any, for such Distribution Date.

     NET LIQUIDATION PROCEEDS: As to any Liquidated Mortgage Loan, Liquidation
Proceeds net of Liquidation Expenses.

     NET MORTGAGE RATE: As to any day and Mortgage Loan, its Mortgage Rate less the sum of (i) the Servicing Fee Rate, (ii) the per annum rate for the Premium Amount, (iii) the Trustee Fee Rate and (iv) with respect to any Group
I Loans with a Mortgage Rate which adjusts on a semi-annual basis, 0.50%.

     NET PREPAYMENT INTEREST SHORTFALL: As to any Distribution Date, the aggregate of the Prepayment Interest Shortfalls incurred on the Mortgage Loans in the related Due Period that were not made up by the application of the Servicing Fees collected by the Servicer in respect of such related Due Period pursuant to Section 6.03(c).

     NONRECOVERABLE ADVANCE: Any advance previously made or proposed to be made in respect of a Mortgage Loan by the Servicer pursuant to Section 6.03 which, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from Late Collections, Liquidation Proceeds or otherwise. The determination by the Servicer that it has made, or would be making, a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer of the Servicer delivered to the Trustee, the Mortgage Loan
Seller, the Certificate Insurer and the Depositor and detailing the reasons for such determination.

     NON-U.S. PERSON: A Person other than a citizen or resident of the United
States, a corporation, partnership or other entity treated as a corporation or partnership for federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia or an estate that is subject to U.S. federal income tax (regardless of the source of its income) or a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and
(b) one or more United States trustees have authority to control all substantial decisions of trust.

     OFFICERS' CERTIFICATE: A certificate signed by any one of the Chairmen of the Board, Vice Chairman of the Board, the President, a Senior Vice President, a Vice President, an Assistant Vice President, the Treasurer, an Assistant
Treasurer, the Secretary, an Assistant Secretary or any other duly authorized officer of the Depositor, the Servicer or the Mortgage Loan Seller, as the case may be, and delivered to the Trustee and the Certificate Insurer.

     OPINION OF COUNSEL: A written opinion of counsel, who may be counsel for the Depositor, the Servicer or the Mortgage Loan Seller and who is reasonably acceptable to the Trustee, the Surety and the Certificate Insurer; provided, however that the Trustee, the Surety and the Certificate Insurer shall receive an opinion of Independent counsel with respect to any opinion submitted regarding the REMIC elections of the Trust Fund or compliance with any of the REMIC Provisions.

     OPTIONAL PURCHASE DISTRIBUTION AMOUNT: As defined in Section 11.03.

     ORIGINAL ADDITIONAL COLLATERAL REQUIREMENT: With respect to any
Additional Collateral Mortgage Loan, an amount equal to the Additional
Collateral required by MSDWCC at the time of the origination of such Additional Collateral Mortgage Loan in order to achieve an Effective
Loan-to-Value Ratio for such Additional Collateral Mortgage Loan, generally equal to seventy percent (70%); for purposes of the Required Surety Payment, in no event shall the Original Additional Collateral Requirement for an Additional Collateral Mortgage Loan exceed thirty percent (30%) of its original principal balance.

     ORIGINAL POOL PRINCIPAL BALANCE: (including the Pre-Funded Amount)
$301,847,770.61.

     ORIGINATE or ORIGINATION: When used with respect to a Mortgage Loan
(whether or not used as a capitalized term), the closing and funding of such Mortgage Loan.

     OUTSTANDING MORTGAGE LOAN: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not repurchased or substituted under Sections 2.01, 2.02, 3.01 or
3.02 or the Mortgage Loan Purchase Agreement prior to such Due Date.

     OVERCOLLATERALIZATION DEFICIT AMOUNT: With respect to each of the Class
A-I Certificates and the Class A-II Certificates, and any Distribution Date, the excess, if any, of (a) the Class A-I Principal Balance or the Class A-II
Principal Balance, as applicable, over (b) the Stated Principal Balance of the Group I Loans or the Group II Loans, as applicable, in each case as of the close of business on the last day of the prior Due Period, plus any amount on deposit in the related sub-account of the Pre-Funding Account (exclusive of Pre-Funding Earnings and Capitalized Interest) and available for purchase of Subsequent Mortgage Loans.

     PASS-THROUGH RATE: With respect to the Class A-I Certificates, the Class
A-I Pass Through Rate, with respect to the Class A-II Certificates, Class A-II
Pass-Through Rate and, with respect to the Subsidiary REMIC 1 Regular
Interests and the Subsidiary REMIC 2 Regular Interests, the Interest Rate therefor specified in Section 2.05.

     PERCENTAGE INTEREST: As to any Class A-I Certificate or Class A-II
Certificate, the percentage interest evidenced thereby in distributions required to be made hereunder, such percentage interest being equal to the percentage obtained by dividing the denomination of such Certificate by the aggregate of the denominations of all the Class A Certificates of the same
Class; and as to the Class B and Class R Certificates, the Percentage Interest specified on the face thereof.

     PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, entity or government or any agency or political subdivision thereof.

     PREFERENCE AMOUNT: As defined in the Certificate Insurance Policy.

     PREMIUM AMOUNT: With respect to the Certificate Insurance Policy, the amount that is payable as a premium under the terms of the Certificate
Insurance Policy and the Insurance Agreement.

     PRE-FUNDED AMOUNT: With respect to any date, the amount on deposit in the Pre-Funding Account, exclusive of any Pre-Funding Earnings or Capitalized
Interest therein for the Group I Loans or the Group II Loans, as applicable.

     PRE-FUNDING ACCOUNT: The trust account created and maintained by the Trustee pursuant to Section 5.15. The Pre-Funding Account shall be an Eligible
Account.

     PRE-FUNDING DISTRIBUTION DATE: Each Distribution Date occurring during the Pre-Funding Period, and the Distribution Date occurring in the month (i) following the month in which the Pre-Funding Period ends, if such period ends on or after the Distribution Date in such month or (ii) in which the Pre-Funding Period ends, if such period ends prior to the Distribution Date in such month.

     PRE-FUNDING EARNINGS: As to any Pre-Funding Distribution Date, the amount of actual net investment earnings realized or accrued, if applicable, on amounts on deposit in the Pre-Funding Account during the period beginning on the Distribution Date in the month preceding such Pre-Funding Distribution
Date (or in the case of the first Pre-Funding Distribution Date, beginning on the Closing Date) and ending on the Business Day before such Pre-Funding
Distribution Date.

     PRE-FUNDING PERIOD: The period commencing on the Closing Date and ending on the earliest to occur of (i) the date on which the aggregate amount on deposit in the Pre-Funding Account (exclusive of any investment earnings) is less than $100,000, (ii) the date on which an Event of Default occurs or (iii)
August 31, 2000.

     PREPAYMENT INTEREST SHORTFALL: As to any Distribution Date, for each
Mortgage Loan that was the subject of a partial Principal Prepayment or a Principal Prepayment in full during the related Due Period (other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to Sections 2.01, 2.02, 3.01 or 11.01 hereof), the amount by which interest paid by the Mortgagor in connection with such Principal Prepayment of such Mortgage Loan is less than 30 days' interest at the related Mortgage Rate on the amount paid.

     PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) made by a Mortgagor which is received in advance of its scheduled Due Date, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     PURCHASE PRICE: With respect to any Mortgage Loan required to be purchased on any date pursuant to Sections 2.01, 2.02, 3.01 or 3.02 or the Mortgage Loan Purchase Agreement, an amount equal to the sum of (a) 100% of the Stated Principal Balance thereof plus any unreimbursed Monthly Advances or Servicing Advances with respect thereto and (b) unpaid accrued interest at the Mortgage Rate thereon from the Due Date to which interest was last paid by the Mortgagor through the end of the related Due Period.

     RATING AGENCY: Standard & Poor's and Moody's. References herein to the highest long-term debt rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's, and references to the second highest long-term rating category of a Rating Agency shall mean
"AA" in the case of Standard & Poor's and "Aa1", "Aa2" or "Aa3" in the case of Moody's.

     REALIZED LOSS: As to any Liquidated Mortgage Loan, the portion, if any, of the principal of such Liquidated Mortgage Loan that was not recovered at the time such Liquidated Mortgage Loan became a Liquidated Mortgage Loan. A
Realized Loss in respect of a Distribution Date is one that was incurred in the immediately preceding Due Period.

     RECORD DATE: As to each Distribution Date, the last Business Day of the calendar month immediately preceding the calendar month in which the Distribution Date occurs (or the Closing Date in the case of the First
Distribution Date).

     REIMBURSEMENT AMOUNT: As to any Distribution Date, the sum of (x)(i) all Insured Payments previously paid by the Insurer in respect of the Class A
Certificates and not previously repaid to the Certificate Insurer pursuant to
Section 6.01 plus (ii) interest accrued on each such Insured Payment not previously repaid, calculated at the Late Payment Rate from the date the Trustee received the related Insured Payment and (y)(i) any other amounts then due and owing to the Certificate Insurer under the Insurance Agreement plus
(ii) interest on such amounts at the Late Payment Rate. The Certificate
Insurer shall notify the Trustee and the Servicer of the amount of any Reimbursement Amount.

     RELIEF ACT REDUCTION: With respect to any Distribution Date, the aggregate amount of reductions, if any, in the amount of interest due on the Mortgage Loans on the related Due Date on account of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     REMIC: A "real estate mortgage investment conduit," as such term is defined in the Code.

     REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REO PROCEEDS: Proceeds, net of expenses, received in respect of any REO
Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the custodial account only upon the related disposition.

     REO PROPERTY: A Mortgaged Property acquired by the Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted
Mortgage Loan.

     REPURCHASE PROCEEDS: All proceeds of any Mortgage Loan or property acquired in respect thereof repurchased by the Mortgage Loan Seller, the Class
R Certificateholder, MSDWCC or the Certificate Insurer pursuant to Sections
2.01, 2.02, 3.01, 3.02 or 11.01, as applicable or the Mortgage Loan Purchase
Agreement.

     REQUEST FOR RELEASE: A Request for Release substantially in the form of Exhibit S attached hereto signed by a Servicing Officer (or in a mutually agreeable electronic format that, in lieu of a signature on its face, originates from a Servicing Officer).

     REQUIRED PAYMENT: With respect to the Class A-I and Class A-II
Certificates and any Distribution Date, the sum of (a) the amount, if any, by which (x) the aggregate of the Group I Interest Distribution Amount and Group
II Interest Distribution Amount (in each case exclusive of any Basis Risk
Shortfall Carry-Forward Amount) and the Overcollateralization Deficit Amount due to be distributed on the Class A-I and Class A-II Certificates, respectively, exceeds (y) the amount of the funds (other than the Insured
Payment made in respect of such Distribution Date) that will be on deposit in the Distribution Account in respect of such Distribution Date and then available to be distributed on the Class A-I and Class A-II Certificates, respectively, after taking into account all deposits required to be made to the Distribution Account on or prior to such Distribution Date and payable to such Class of Class A Certificates, including without limitation all Monthly
Advances and payments under the Limited Purpose Surety Bond with respect to the Group I Loans or Group II Loans, as applicable, and including amounts available from the Group I Available Distribution Amount to distribute with respect to the Class A-II Certificates and from the Group II Available
Distribution Amount to distribute with respect to the Class A-I Certificates, and (b) on the Distribution Date in October 2026, with respect to the Class
A-I Certificates, and October 2031 with respect to the Class A-II
Certificates, the amount, if any, necessary to reduce the Class A-I and Class
A-II Principal Balances to zero (after giving effect to all other distributions of principal to be made on such Distribution Date in respect of the Class A Certificates).

     REQUIRED SURETY PAYMENT: With respect to any Additional Collateral
Mortgage Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) related Additional Collateral Mortgage Loan Liquidation Shortfall and (ii) the excess, if any, of (a) the Original Additional Collateral Requirement with respect to such Mortgage Loan over (b) the net proceeds realized from the related Additional Collateral.

     RESPONSIBLE OFFICER: When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice
Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant
Secretary, the Treasurer, any Assistant Treasurer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     ROLLING SIX-MONTH DELINQUENCY RATIO: As of any Distribution Date, the fraction, expressed as a percentage, equal to the average of the Delinquency
Ratio for each of the six immediately preceding Due Periods.

     SCHEDULE OF SUBSEQUENT MORTGAGE LOANS: The schedule attached to each
Subsequent Transfer Agreement listing the Subsequent Mortgage Loans being conveyed to the Trustee on behalf of the Trust Fund pursuant thereto. Each such schedule shall include the same categories of information set forth in the definition of the Mortgage Loan Schedule substituting, where appropriate, information as of the applicable Subsequent Cut-off Date rather than the Cut-off Date.

     SERVICER: Morgan Stanley Dean Witter Credit Corporation, a Delaware corporation, or its successor in interest or any successor under this Agreement as herein provided.

     SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (iv) ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and (v) compliance with the Servicer's obligations to maintain standard hazard insurance coverage on the Mortgaged Property, including deductible amounts on such coverage.

     SERVICING FEE: With respect to each Mortgage Loan, the amount of the monthly fee paid for the servicing of such Mortgage Loan, equal to 1/12 of the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage
Loan. The right to receive the Servicing Fee is limited to, and the Servicing
Fee is payable solely from, the interest portion of such Monthly Payments collected by the Servicer.

     SERVICING FEE RATE: With respect to each Group I Loan, 0.25% per annum, and with respect to each Group II Loan, 0.60% per annum.

     SERVICING OFFICER: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

     SERVICING TRANSFER COSTS: All reasonable costs and expenses incurred by the Trustee or other successor Servicer in connection with the transfer of servicing from a predecessor Servicer, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee or other successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee or other successor Servicer to assume the servicing of the Mortgage Loans properly and effectively.

     SERVICING TRIGGER: As of any Distribution Date, for purposes of Section
9.06, the occurrence of any of the following scenarios:

          (i) the aggregate Rolling Six-Month Delinquency Ratio for the Group
     I Loans or the Group II Loans is greater than 5% for the then-current
     Distribution Date; or

          (ii) the cumulative Realized Losses on the Group I Loans or Group II
     Loans since the Closing Date exceed (a) with respect to the Group I Loans
     1.5% of the sum of (i) the Group I Cut-Off Date Loan Group Balance and
     (ii) the Pre-Funded Amount for the Group I Loans as of the Closing Date or (b) with respect to the Group II Loans 1.5% of the sum of (i) the Group II Cut-Off Date Loan Group Balance and (ii) the Pre-Funded Amount for the Group II Loans as of the Closing Date.

     STANDARD & POOR'S: Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc., or its successor in interest.

     STATED PRINCIPAL BALANCE: With respect to any Mortgage Loan or related
REO Property, at any given time, (i) the principal balance of the Mortgage
Loan as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Servicer as recoveries of principal in accordance with Section 5.12 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 6.01 on any previous Distribution Date.

     STEP-DOWN CUMULATIVE LOSS TEST: The Step-Down Cumulative Loss Test will not be satisfied for purposes of calculating the Group I Required
Overcollateralization Amount if the cumulative Realized Losses suffered with respect to Group I Loans for the number of months following the Closing Date indicated below exceed the indicated percentage of the sum of (i) the Group I
Cut-Off Date Loan Group Balance and (ii) the Pre-Funded Amount for the Group I
Loans as of the Closing Date. The Step-Down Cumulative Loss Test will not be satisfied for purposes of calculating the Group II Required
Overcollateralization Amount if the cumulative Realized Losses suffered with respect to Group II Loans for the number of months following the Closing date indicated below exceeds the indicated percentage of the sum of (i) the Group
II Cut-Off Date Loan Group Loan Group Balance and (ii) the Pre-Funded Amount for the Group II Loans as of the Closing Date.

                    Months                     Percentage
                    ------                     ----------
                   37 - 48                         0.50%
                   49 - 60                         0.75%
                   61 - 72                         0.90%
                   Over 72                         1.00%

     STEP-DOWN DATE: The Group I Step-Down Date on the Group II Step-Down
Date.

     SUBSEQUENT CUT-OFF DATE: As to those Subsequent Mortgage Loans which are transferred and assigned to the Trustee on behalf of the Trust Fund pursuant to a Subsequent Transfer Agreement, the first day of the month in which the related Subsequent Transfer Date occurs.

     SUBSEQUENT MORTGAGE LOANS: The Mortgage Loans sold to the Trust Fund pursuant to Section 2.03 and the related Subsequent Transfer Agreement, which shall be listed on the Schedule of Subsequent Mortgage Loans attached to such Subsequent Transfer Agreement.

     SUBSEQUENT TRANSFER AGREEMENT: Each Subsequent Transfer Agreement dated as of a Subsequent Transfer Date executed by the Trustee and the Depositor substantially in the form of Exhibit K herein, pursuant to which Subsequent
Mortgage Loans are sold and assigned to the Trustee.

     SUBSEQUENT TRANSFER DATE: The date specified in each Subsequent Transfer
Agreement on which the related Subsequent Mortgage Loans are sold to the Trust
Fund.

     SUBSERVICER: Any Person with whom the Servicer enters into a Sub-Servicing Agreement.

     SUBSERVICING AGREEMENT: Any written contract between the Servicer and any Sub-Servicer, relating to servicing or administration of certain Mortgage
Loans, in such form as has been approved by the Trustee, the Certificate
Insurer and the Surety.

     SUBSIDIARY REMIC 1: As described in Section 2.05.

     SUBSIDIARY REMIC 2: As described in Section 2.05.

     SUBSIDIARY REMIC 1 DISTRIBUTION AMOUNT: For any Distribution Date, the aggregate amount of interest and principal payable on the Class B-1 Component pursuant to Section 2.05.

     SUBSIDIARY REMIC 2 DISTRIBUTION AMOUNT: For any Distribution Date, the aggregate amount of interest and principal payable on the Class B-2 Component pursuant to Section 2.05.

     SUBSIDIARY REMIC 1 REGULAR INTERESTS: The interests in Subsidiary REMIC 1 designated as such in Section 2.05.

     SUBSIDIARY REMIC 2 REGULAR INTERESTS: The interests in Subsidiary REMIC 2 designated as such in Section 2.05.

     SURETY: Ambac Assurance Corporation, or any successor thereto, as issuer of the Limited Purpose Surety Bond.

     SURETY AGREEMENT: The Reimbursement Agreement dated as of March 17, 1999 between MSDWCC (formerly known as NOVUS Financial Corporation) and the Surety.

     TRANSFER: A direct or indirect transfer or other assignment of record or beneficial interest in a Class R Certificate.

     TRUST FUND: The trust created by this Agreement, to the extent described herein, and entitled "Morgan Stanley Dean Witter Capital I 2000-1 Trust," the corpus of which consists of (i) the Mortgage Loans (including the Mortgage
Files), (ii) such assets as shall from time to time be identified as deposited in the Collection Account, Distribution Account, the Pre-Funding Account
(including the funds therein and Pre-Funding Earnings) and the Basis Risk
Reserve Fund, (iii) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure, (iv) each standard hazard insurance policy (or replacement therefor), and the proceeds thereof, with respect to the Mortgage Loans (v) all right, title and interest of the Depositor in and to the Mortgage Loan Purchase Agreement and each Mortgage
Flex Source(TM) Agreement, (vi) the Certificate Insurance Policy, (vii) a beneficial interest in the Limited Purpose Surety Bond and (viii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards. The Flex Source(TM) Pledge
Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Basis Risk Reserve Fund (including the funds therein) shall not be part of any of the REMICs created by this Agreement.

     TRUSTEE: Wells Fargo Bank Minnesota, National Association, as trustee, or its successor in interest or any successor or co-trustee under this Agreement appointed as herein provided.

     TRUSTEE FEE: As to each Distribution Date, the fee computed monthly and payable to the Trustee from the assets of the Trust pursuant to Section
6.01(b), which is calculated as an amount equal to the product of the Trustee
Fee Rate and the aggregate Stated Principal Balance as of the first day of the related Due Period.

     TRUSTEE FEE RATE: 0.004% per annum.

     UNPAID BASIS RISK CARRYFORWARD AMOUNT: As to any Distribution Date, the amount, if any, equal to (a) the aggregate Basis Risk Shortfall Carryforward
Amount distributable on the Class A-I Certificates for such Distribution Date, minus (b) the aggregate Basis Risk Shortfall Carryforward Amount distributed to the Class A Certificateholders on such Distribution Date.

     WEIGHTED AVERAGE NET MORTGAGE RATE: As to any Distribution Date and (a) the Group I Loans, the weighted average of the Net Mortgage Rates of all Group
I Loans and (b) the Group II Loans, the weighted average of the Net Mortgage
Rates of all the Group II Loans, in each case applicable as of the Due Date of the month preceding the month of such Distribution Date, weighted on the basis of their outstanding Stated Principal Balances (after giving effect to the Monthly Payments due on or before such Due Date and the principal portion of unscheduled collections received prior to such Due Date) at such time.

     Section 1.02. Interest Calculations. Interest on the Class A-I and the
Subsidiary REMIC 1 Regular Interests shall be calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year. Interest on the Class A-II Certificates and the Subsidiary REMIC 2
Regular Interests shall be calculated on the basis of twelve 30-day months and a 360-day year.

                              [End of Article I]


                                  Article II
                                  ----------

                   CONVEYANCE OF MORTGAGE LOANS; TRUST FUND
                   ----------------------------------------

     Section 2.01. Conveyance of Mortgage Loans. The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys in trust to the Trustee (for inclusion in the Trust
Fund), without recourse (except as provided herein), all of the Depositor's right, title and interest in and to the Initial Mortgage Loans, including, without limitations, the related Mortgage File and all rights to payment thereunder, including interest and principal, received or receivable by the Depositor with respect to the Initial Mortgage Loans after the Cut-off Date and all interest and principal payments on the Initial Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on the Initial Mortgage Loans on or before the Cut-off Date, and all other proceeds received in respect of such Initial Mortgage Loans, and any security interest thereunder (whether in real or personal property and whether tangible or intangible) in favor of the Depositor, and all reserve accounts, lockbox accounts, escrow accounts and other accounts with respect to the Initial Mortgage Loans, and the Depositors rights under the Mortgage Loan Purchase Agreement.

     In addition to the conveyance of the Initial Mortgage Loans, the Depositor does hereby sell, transfer, convey, assign and set over to the Trustee all of its right, title and interest in that portion of the Trust Fund described in items (ii) through (viii) of the definition thereof.

     In connection with the foregoing conveyance of the Initial Mortgage Loans, on or prior to the Closing Date, the Depositor (or the Mortgage Loan Seller at the direction of the Depositor) shall deliver to, and deposit with, the Trustee the Mortgage File with respect to each Mortgage Loan so assigned.

     By way of clarification, the remainder of this Section applies to Subsequent Mortgage Loans and their related Subsequent Transfer Date as well as the Initial Mortgage Loans and the Closing Date.

     In the event the Mortgage Loan Seller, as directed by the Depositor, cannot deliver any original document so required at the time of the Closing Date (or the Subsequent Transfer Date in the case of the Subsequent Mortgage Loans) by reason of the fact that such document has not been returned by the appropriate public recording office, the Mortgage Loan Seller shall deliver such original document to the Trustee as promptly as possible upon receipt thereof from the appropriate public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Mortgage Loan Seller, as directed by the Depositor, shall deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage. Upon receipt from the Servicer from time to time of any additional original documents evidencing an assumption or modification of a Mortgage Loan, the Mortgage Loan Seller shall forward or cause to be forwarded to the Trustee such original documents.

     The Mortgage Loan Seller shall cause the Assignments of Mortgage with respect to each Mortgage Loan to be prepared and completed in blank and be delivered to the Trustee no later than the 90th day following the Closing Date. To the extent the recording information with respect to the related Mortgage has not been received from the related recording office, an Assignment of Mortgage may omit such recording information. If (a) the short-term senior unsecured debt rating of Morgan Stanley Dean Witter & Co. by Standard & Poor's is reduced below "A-1" or (b) the long-term senior unsecured debt obligations of Morgan Stanley Dean Witter & Co. are downgraded below a rating of "A3" by Moody's or "A-" by Standard & Poor's, or (c) the guarantee delivered to the Trustee by Morgan Stanley Dean Witter & Co. on the Closing Date is terminated, the Mortgage Loan Seller shall cause the Assignments of Mortgage as so completed to be delivered for recording in the appropriate public office for real property records within 60 days of the occurrence of such event, except that the Mortgage Loan Seller need not cause to be recorded any Assignment of Mortgage which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel acceptable to the Certificate Insurer, delivered by the Mortgage Loan Seller (at the Mortgage Loan Seller's expense) to the Certificate Insurer, the recordation of such assignment is not necessary to protect the Trustee's, the Certificateholders' and the Certificate Insurer's interest in the related Mortgage Loan. Notwithstanding the foregoing, upon the occurrence of a Servicing Trigger, the Mortgage Loan Seller shall cause all the Assignments of Mortgage to be submitted for recording in the appropriate public office for real property records within 10 Business Days of the occurrence of the Servicing Trigger to the extent requested by the Certificate Insurer.

     In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Collection Account the portion of such payment that is required to be deposited in the Collection Account pursuant to Section 5.05.

     It is the intention of this Agreement that the conveyance of the Depositor's right, title and interest in and to the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan. If the conveyance of the Mortgage Loans from the Mortgage Loan Seller to the Depositor and from the Depositor to the Trustee is characterized as a pledge and not a sale, then the Depositor shall be deemed to have transferred to the Trustee, in addition to the Trust Fund, all of the Depositor's right, title and interest in, to and under the obligation deemed to be secured by said pledge; and it is the intention of this Agreement that the Mortgage Loan Seller and the Depositor shall also be deemed to have granted to the Trustee a first priority security interest in all of the Mortgage Loan Seller's and the Depositor's right, title, and interest in, to, and under the obligation deemed to be secured by said pledge and that the Trustee shall be deemed to be an independent custodian for purposes of perfection of such security interest. If the conveyance of the Mortgage Loans from the Depositor to the Trustee is characterized as a pledge, it is the intention of this Agreement that this Agreement shall constitute a security agreement under applicable law, and that the Mortgage Loan Seller and the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of Mortgage Loan Seller's and the Depositor's right, title and interest in, to and under the Mortgage Loans, all payments of principal of or interest on such Mortgage Loans, all other rights relating to and payments made in respect of the Trust Fund, and all proceeds of any thereof. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person in any Certificates, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

     Section 2.02. Acceptance by Trustee. The Trustee acknowledges the assignment to it of the documents referred to in clauses A(i) and (ii) and B(i) of Exhibit B and shall acknowledge in an Initial Certification substantially in the form attached hereto as Exhibit H (with any applicable exceptions noted thereon) that it confirms that such documents are included in the related Mortgage File and that such documents appear regular on their face and relate to such Mortgage Loan; provided that the Trustee shall be under no duty or obligation to determine that said documents, instruments, certificates or other papers are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face. The Trustee will hold such documents and any other documents constituting a part of the Mortgage Files delivered to it (and such other assets as are included in the Trust Fund) in trust for the use and benefit of all present and future Certificateholders, the Certificate Insurer and the Surety. The Trustee will maintain possession of the Mortgage Notes in the State of Minnesota, unless otherwise permitted by the Trustee, the Certificate Insurer and the Surety.

     During the period any Mortgage Loan is subject to this Agreement, if the Trustee discovers any defect with respect to the Mortgage File, the Trustee shall give written specification of such defect to the Mortgage Loan Seller, the Depositor and the Certificate Insurer. On the 90th day after the Closing Date, the Trustee shall deliver to the Depositor, the Mortgage Loan Seller, the Certificate Insurer and the Surety a Final Certification substantially the form attached hereto as Exhibit I, with any applicable exceptions noted thereon.

     The determination by the Trustee that any document in a Mortgage File is defective shall be absolute and final, and the Mortgage Loan Seller shall fully comply with such determination and shall correct or cure such defect (or substitute for or purchase the related Mortgage Loan) as provided below unless the Mortgage Loan Seller provides, at its expense, to the Certificate Insurer, the Surety and the Trustee an Opinion of Counsel concluding that such defect will not adversely affect the interests of the Certificate Insurer, the Surety, the Trustee or any Certificateholder.

     With respect to any exceptions listed in the initial or final trust receipts (given in connection with the Initial or Final Certification) or any notice of defect delivered by the Trustee during the term of this Agreement, the Mortgage Loan Seller shall promptly correct or cure such defect within 75 days from the date it was so notified of such defect and, if the Mortgage Loan Seller does not correct or cure such defect within such period, the Mortgage Loan Seller shall either (a) substitute for the related Mortgage Loan one or more new Mortgage Loans, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 3.03(i) through (x), or (b) purchase such Mortgage Loan from the Trustee within 75 days from the date the Mortgage Loan Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan. The Purchase Price for any such Mortgage Loan purchased pursuant to clause (b) shall be deposited by the Mortgage Loan Seller in the Distribution Account prior to the second Business Day preceding the Distribution Date following the Due Period in which the Mortgage Loan Seller became obligated hereunder to purchase or replace such Mortgage Loan, but in any event within the 75 days prescribed above in the paragraph and, upon receipt by the Trustee of such deposit and two copies of a Request for Release, the Trustee shall release the related Mortgage File to the Mortgage Loan Seller and execute and deliver at the Mortgage Loan Seller's request such instruments of transfer or assignment prepared by the Mortgage Loan Seller or the Trustee, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller, or its designee, the Depositor's and the Trustee's interest in any Mortgage Loan released pursuant hereto.

     The Depositor or the Mortgage Loan Seller shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Depositor or the Mortgage Loan Seller from time to time.

     It is understood and agreed that the obligation of the Mortgage Loan Seller to purchase or substitute for any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Trustee on behalf of Certificateholders, the Certificate Insurer or the Surety.

     Section 2.03. Sale and Conveyance of the Subsequent Mortgage Loans.

     (a) Subject to the conditions set forth in Sections 2.03 (b), (c), (d) and (e) below, in consideration of the delivery on the related Subsequent Transfer Dates to or upon the order of the Depositor of all or a portion of the balance of funds in the Pre-Funding Account, the Depositor shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey in trust to the Trustee (for inclusion into the Trust Fund), without recourse (but subject to the obligations set forth herein) all right, title and interest of the Depositor in and to each Subsequent Mortgage Loan listed on the Schedule of Subsequent Mortgage Loans delivered to the Trustee, the Certificate Insurer and the Surety on such Subsequent Transfer Date, including its principal balance as of the Subsequent Cut-off Date and all collections of such principal and all payments of interest in respect of such Subsequent Mortgage Loans to the extent such collections represent interest accrued from and including the related Subsequent Cut-Off Date due after the related Subsequent Cut-Off Date and each related Flex Source(TM) Pledge Agreement. MSDWCC is authorized to correct any error in any Flex Source(TM) Pledge Agreement and to terminate any such agreement and release the related collateral in accordance with the terms thereof. If it is discovered that any of the conditions set forth in Section 2.03 (b), (c), (d) and (e) has not been satisfied with respect to a Subsequent Mortgage Loan, then such failure to satisfy such condition shall be deemed to be a breach of a representation and warranty in
Section 3.01(b) and, if such breach materially and adversely affects the value of such Subsequent Mortgage Loan or the interests of the Certificateholders (or materially and adversely affects the interests of the Certificate Insurer or the Surety in such Subsequent Mortgage Loans), the Mortgage Loan Seller shall be obligated to repurchase or substitute for such Subsequent Mortgage Loan in accordance with and subject to the limitations in Sections 3.01(b) and 3.02, as applicable. If such deemed breach relates to Mortgage Loans or Subsequent Mortgage Loans in the aggregate, then the Mortgage Loan Seller shall select such of the Subsequent Mortgage Loans for purchase or substitution as will result in the satisfaction of such conditions.

     The amount released from the Pre-Funding Account shall be equal to one hundred percent (100%) of the aggregate principal balances as of the applicable Subsequent Cut-off Date of the Subsequent Mortgage Loans so transferred.

     (b) Each of the following conditions shall be satisfied on or prior to the related Subsequent Transfer Date:

          (i) the Servicer shall have provided the Trustee and the Certificate Insurer with a timely Addition Notice and shall have provided any information reasonably requested by either of the foregoing with respect to the Subsequent Mortgage Loans;

          (ii) the Depositor shall have executed and delivered a Subsequent Transfer Agreement with all required schedules and exhibits;

          (iii) the Servicer shall have deposited or cause to be deposited in the Collection Account all collections of principal in respect of the Subsequent Mortgage Loans received after the related Subsequent Cut-off Date and all collections of principal scheduled and interest accruing after the related Subsequent Cut-off Date;

          (iv) as of each Subsequent Transfer Date, neither the Depositor nor the Servicer is insolvent and neither will become insolvent by such transfer and neither the Depositor nor the Servicer is aware of any pending insolvency;

          (v) such purchase and sale of Subsequent Mortgage Loans will not result in a material adverse federal income tax consequence to the Trust Fund or the Holders of the Certificates;

          (vi) the Pre-Funding Period shall not have terminated;

          (vii) the Depositor shall have delivered to the Certificate Insurer, the Rating Agencies and the Trustee Opinions of Counsel with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Certificate Insurer, the Rating Agencies and the Trustee on the Closing Date; and

          (viii) the Certificate Insurer shall have consented to the transfer of the Subsequent Mortgage Loans notwithstanding that the Subsequent Mortgage Loans meet the parameters set forth below, which consent shall not be unreasonably withheld.

     (c) In connection with the transfer and assignment of the Subsequent Mortgage Loans, the Mortgage Loan Seller shall take the actions set forth in
Section 2.01 and the Trustee shall take the actions applicable to it specified in Section 2.02 and the Servicer shall be deemed to have made the representations and warranties set forth in Section 3.01(b), in each case with respect to the Subsequent Mortgage Loans delivered on a Subsequent Transfer Date, except that references in said sections to Mortgage Loans, the Closing Date and the Cut-off Date shall refer to the applicable Subsequent Mortgage Loans, Subsequent Transfer Date and Subsequent Cut-off Date, respectively. In connection with such assignment and transfer, the Mortgage Loan Seller, on behalf of the Depositor, shall deliver to, and deposit with, the Trustee the documents or instruments required to be delivered pursuant to Section 2.01 except that references therein to the Closing Date shall refer to the Subsequent Transfer Date.

     (d) As of its Subsequent Cut-off Date, such Subsequent Mortgage Loans shall satisfy the following criteria:

          (i) such Subsequent Mortgage Loan shall not be 30 or more days contractually delinquent as of a Subsequent Cut-Off Date;

          (ii) the original term to maturity of such Subsequent Mortgage Loan shall not exceed 360 months;

          (iii) such Subsequent Mortgage Loan shall have a Mortgage Rate of at least 7.500% if a Group I Loan and 7.250% if a Group II Loan;

          (iv) the outstanding principal balance as of the Subsequent Cut-off Date of any such Subsequent Mortgage Loan shall not exceed $1,000,000; and

          (v) no such Subsequent Mortgage Loan shall have a Loan-to-Value Ratio as of the Subsequent Cut-off Date of more than 100.00%.

     (e) Following the purchase of any Subsequent Mortgage Loan by the Trust Fund, the Group I Loans (including the Subsequent Mortgage Loans) shall meet the following conditions:

          (i) no more than 10.00% of the Group I Loans (by Stated Principal Balance as of the Subsequent Cut-off Date) shall be secured by condominium properties, 2 to 4 family properties, or townhouse properties;

          (ii) no more than 15.00% of the Group I Loans (by Stated Principal Balance as of the Subsequent Cut-off Date) shall be made to non-purchase borrowers;

          (iii) no more than 4.00% of the Group I Loans (by Stated Principal Balance as of the Subsequent Cut-off Date) shall be secured by Mortgaged Properties within a single zip code;

          (iv) no more than 36.50% of the Group I Loans (by Stated Principal Balance as of the Subsequent Cut-off Date) shall be secured by Mortgaged Properties in the state of California;

          (v) no more than 15.00% of the Group I Loans (by Stated Principal Balance as of the Subsequent Cut-off Date) shall have a credit score less than 650;

          (vi) the Group I Loans shall have a weighted average credit score (excluding zero) of not less than 710;

          (vii) the Group I Loans shall have a weighted average Mortgage Rate of not less than 8.43%;

          (viii) the Group I Loans shall have a weighted average Margin of not less than 1.80%; and

          (ix) the Group I Loans shall have a weighted average Loan-to-Value Ratio as of the Subsequent Cut-off Date of not more than 87.00%, and a weighted average Effective Loan-to-Value Ratio as of the Subsequent Cut-off Date of not more than 62.00%.

     (f) Following the purchase of any Subsequent Mortgage Loan by the Trust Fund, the Group II Loans (including the Subsequent Mortgage Loans) the following conditions shall be met:

          (i) no more than 18.00% of the Group II Loan (by Stated Principal Balance as of the Subsequent Cut-off Date) shall be secured by condominium properties, 2 to 4 family properties, or townhouse properties;

          (ii) no more than 10.00% of the Group II Loan (by Stated Principal Balance as of the Subsequent Cut-off Date) shall be made to non-purchase borrowers;

          (iii) no more than 1.50% of the Group II Loan (by Stated Principal Balance as of the Subsequent Cut-off Date) shall be secured by Mortgaged Properties within a single zip code;

          (iv) no more than 35.00% of the Group II Loan (by Stated Principal Balance as of the Subsequent Cut-off Date) shall be secured by Mortgaged Properties in the state of California;

          (v) no more than 22.50% of the Group II Loan (by Stated Principal Balance as of the Subsequent Cut-off Date) shall have a credit score less than 650;

          (vi) the Group II Loan shall have a weighted average credit score (excluding zero) of not less than 710;

          (vii) the Group II Loan shall have a weighted average Mortgage Rate of not less than 8.50%;

          (viii) the Group II Loan shall have a weighted average Margin of not less than 2.00%;

          (ix) the Group II Loan shall have a weighted average Loan-to-Value Ratio as of the Subsequent Cut-off Date of not more than 90.00%, and a weighted average Effective LTV of not more than 67.00%.

     (g) The requirements set forth in clauses (d), (e) and (f) of this
Section 2.03 may be waived or modified in any respect upon prior written consent of the Certificate Insurer, with the exception of the requirements concerning maximum outstanding principal balance.

     Section 2.04. Trust Fund; Authentication of Certificates. Subject to the provisions of Section 2.01, the Trustee acknowledges and accepts the assignment to it of the Trust Fund created pursuant to this Agreement in trust for the use and benefit of all present and future Certificateholders, the Certificate Insurer and the Surety. The Trustee acknowledges the assignment to it of the Mortgage Loans, the Flex Source(TM) Pledge Agreements and has caused to be authenticated and delivered to or upon the order of the Depositor, in exchange therefor, Certificates duly authenticated by the Trustee in authorized denominations evidencing ownership of the entire Trust Fund.

     Section 2.05. REMIC Elections.

     (a) The Depositor hereby directs the Trustee to sign three initial tax returns which shall cause the Trust Fund (exclusive of the Flex Source(TM) Pledge Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Basis Risk Reserve Fund (including the funds therein)) to elect for federal income tax purposes to consist of three REMICs.

     (b) Subsidiary REMIC 1 will consist of all of the assets constituting Loan Group 1 (exclusive of the Flex Source Pledge Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Basis Risk Reserve Fund (including the funds therein)) and will be evidenced by the Class LT1-Accrual Interest (the "Subsidiary REMIC 1 Accrual Class"), the Class LT1-A Interest (the "Subsidiary REMIC 1 Accretion Directed Class", together with the Subsidiary REMIC 1 Accrual Class, the "Subsidiary REMIC 1 Regular Interests") which will be uncertificated and will represent the "regular interests" in Subsidiary REMIC 1 and the Class R-I Certificate as the single "residual interest" in Subsidiary REMIC 1. Subsidiary REMIC 2 will consist of all of the assets constituting Loan Group 2 (exclusive of the Flex Source(TM) Pledge Agreements, the Pre-Funding Account (including the Funds therein and Pre-Funding Earnings) and the Basis Risk Reserve Fund (including the funds therein)) and will be evidenced by the Class LT2-A Interest, the Class LT2-B Interest, together with the Subsidiary REMIC 2 A Interest, the "Subsidiary REMIC 2 Regular Interests", the Subsidiary REMIC 2 Interests together with the Subsidiary REMIC 1 Regular Interests, the "Subsidiary REMIC Interests") which will be uncertificated and will represent the "regular interests" in Subsidiary REMIC 2 and the Class R-II Certificate as the single "residual interest" in Subsidiary REMIC 2. The Trustee will hold the Subsidiary REMIC Regular Interests. The Master REMIC will consist of the Subsidiary REMIC Interests and will be evidenced by the Regular Certificates (which will represent the "regular interests" in the Master REMIC) and the Class R-III Certificate as the single "residual interest" in the Master REMIC.

     (c) The following table sets forth characteristics of the Certificates, each of which, except for the Class R Certificates, is hereby designated as a "regular interest" in the Master REMIC:


------------------------- -------------------------------------- --------------------------------------------------
                                      Initial Class
                                        Principal                                  Pass-Through
                                         Balance                                       Rate
------------------------- -------------------------------------- --------------------------------------------------
Class A-I                          $230,000,000.00                                      (1)
------------------------- -------------------------------------- --------------------------------------------------
Class A-II                         $170,800,000.00                                      (2)
------------------------- -------------------------------------- --------------------------------------------------
Class B (3)                                (4)                                          (5)
------------------------- -------------------------------------- --------------------------------------------------
Class R-I (6)
------------------------- -------------------------------------- --------------------------------------------------
Class R-II
------------------------- -------------------------------------- --------------------------------------------------
Class R-III
========================= ====================================== ==================================================


---------------
(1) The Pass-Through Rate for the Class A-I Certificates will be the Class A-I Pass-Through Rate. The entitlement of the Class A-I Certificates to any Basis Risk Shortfall Carryforward Amounts will not be an obligation of the Master REMIC and will be treated as provided in Section 2.05(i) herein.
(2) The Pass-Through Rate for the Class A-II Certificates will be the Class A-II Pass-Through Rate.
(3) The Class B Certificates will be comprised of two components, Class B-1 Component and Class B-2 Component, each of which is hereby designated a REMIC regular interest for federal income tax purposes.
(4) Class B-1 Component will have a notional principal balance equal to the aggregate principal balance of the Loan Group I Mortgage Loans. Class B-2 Component will have a principal balance equal to the principal balance of the Class LT2-B Interest.
(5) The Pass-Through Rate in respect of the Class B-1 Component will be the excess of: (i) the weighted average Net Mortgage Rate of the Group I Loans over (ii) the product of: (A) two and (B) the weighted average Pass-Through Rate of the Subsidiary REMIC 1 Interests, where the Subsidiary REMIC 1 Accrual Class is subject to a cap equal to zero and each Subsidiary REMIC 1 Accretion Directed Class is subject to a cap equal to the Pass-Through Rate on its Corresponding Class. Class B-2 Component will bear interest at a rate equal to the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans.
(6) The Class R Certificates will represent the beneficial ownership of the SR-1 and SR-2 Interest (described in the table below) and the MR Interest.

     (d) The Subsidiary REMIC 1 Regular Interests shall have the following principal balances, pass-through rates and Corresponding Classes of Certificates in the manner set forth in the following table:


------------------------------ ------------------------------------ ----------------------------- ----------------------
                                                                                                  Corresponding Class
      Subsidiary REMIC 1                    Initial                          Interest                of Master REMIC
          Interests                         Balance                             Rate                    Interest
          ---------                         -------                             ----
------------------------------ ------------------------------------ ----------------------------- ----------------------
            LT1-A             1/2 Corresponding Master REMIC       Weighted average of the Net            A-1
                                 Class  balance                      Mortgage Rates of the Loan
                                                                       Group I Mortgage Loan
------------------------------ ------------------------------------ ----------------------------- ----------------------
     LT-Accrual Interest       1/2 Loan Group I balance plus 1/2    Weighted average of the Net            N/A
                               Closing Date Loan Group I             Mortgage Rates of the Loan
                               Overcollateralization Amount            Group I Mortgage Loan
------------------------------ ------------------------------------ ----------------------------- ----------------------


---------------
     (e) On each Distribution Date, 50% of the increase in the Group I Overcollateralization Amount will be payable as a reduction of the principal balances of the Subsidiary REMIC 1 Accretion Directed Class (each such Class will be reduced by an amount equal to 50% of any increase in the Group I Overcollateralization Amount that is attributable to a reduction in the principal balance of its Corresponding Class) and will be accrued and added to the principal balance of the Subsidiary REMIC 1 Accrual Class. On each Distribution Date, the increase in the principal balance of the Subsidiary REMIC 1 Accrual Class may not exceed interest accruals for such Distribution Date for the Subsidiary REMIC 1 Accrual Class. In the event that: (i) 50% of the increase in the Group I Overcollateralization Amount exceeds (ii) interest accruals on the Subsidiary REMIC 1 Accrual Class for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Group I Overcollateralization Amount for purposes of determining the amount of interest accrual on the Subsidiary REMIC 1 Accrual Class payable as principal on the Subsidiary REMIC 1 Accretion Directed Class on the next Distribution Date pursuant to the first sentence of this paragraph. All payments of scheduled principal and prepayments of principal generated by the Group I Mortgage Loans shall be allocated 50% to the Subsidiary REMIC 1 Accrual Class, and 50% to the Subsidiary REMIC 1 Accretion Directed Classes (principal payments shall be allocated among such Subsidiary REMIC 1 Accretion Directed Classes in an amount equal to 50% of the principal amounts allocated to their respective Corresponding Classes), until paid in full. Notwithstanding the above, principal payments allocated to the Class B Certificates that result in the reduction in the Group I Overcollateralization Amount shall be allocated to the Subsidiary REMIC 1 Accrual Class (until paid in full). Realized losses shall be applied so that after all distributions have been made on each Distribution Date (i) the principal balances of each of the Subsidiary REMIC 1 Accretion Directed Class is equal to 50% of the principal balance of their Corresponding Class, and (ii) the Subsidiary REMIC 1 Accrual Class is equal to 50% of the aggregate principal balance of the Mortgage Pool plus 50% of the Group I Overcollateralization Amount.

     (f) The Subsidiary REMIC 2 Regular Interests shall have the following principal balances, pass-through rates and Corresponding Classes of Certificates in the manner set forth in the following table:


------------------------------ ----------------------------------- ------------------------------ ----------------------
                                                                                                   Corresponding Class
      Subsidiary REMIC 2                    Initial                          Interest                of Master REMIC
          Interests                         Balance                            Rate                     Interest
          ---------                         -------                            ----
------------------------------ ----------------------------------- ------------------------------ ----------------------
            LT2-A                90,005,327.00                      weighted average of the Net           A-II
                                                                    Mortgage Rates of the Loan
                                                                      Group II Mortgage Loan
------------------------------ ----------------------------------- ------------------------------ ----------------------
            LT-B                 ClassPrincipal Balance of the      weighted average of the Net             B
                                     Class B Certificates           Mortgage Rates of the Loan
                                                                      Group II Mortgage Loan
------------------------------ ----------------------------------- ------------------------------ ----------------------


---------------
     (g) On each Distribution Date, principal and Realized Losses with respect to the Group II Loans will be allocated to the Subsidiary REMIC 2 Interests in a manner that corresponds to the allocation of such amounts to the Corresponding Class of Master REMIC Interest.

     (h) The Closing Date is hereby designated as the "startup day" of each REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code. The Trustee will apply for an Employee Identification Number for the Upper-Tier REMIC and for each Lower-Tier REMIC from the Internal Revenue Service on Form SS-4 or any other acceptable method for all tax entities.

     (i) The Trustee shall treat the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Class B Certificateholders and that is not an asset of any REMIC created hereunder. The Trustee shall treat Basis Risk Shortfall Carryforward Amounts paid to the Class A-I Certificateholders as paid first by the Upper-Tier REMIC to the Class B Certificateholders, deposited by the Class B Certificateholders into the Basis Risk Reserve Fund, and then paid to the Class A-I Certificateholders pursuant to an interest rate cap contract written by the Class B Certificateholder in favor of the Class A-I Certificateholders. Thus, the Class A-I Certificates shall be treated as representing ownership of not only regular interests in the Upper-Tier REMIC, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue price of the regular interests in the Upper-Tier REMIC, the Trustee shall assume that the interest rate cap contract has a value of $5,000.

     Section 2.06. REMIC Tax Accounting Matters. The tax year of each REMIC created hereunder shall be the calendar year, and the Trust Fund shall use the accrual method of reporting income and loss.

     Section 2.07. REMIC Certificate Maturity Date. All regular interests in each REMIC created hereunder will be retired on or before the Distribution Date in October 2035.

                              [End of Article II]

                                 Article III
                                 -----------

               REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR,
               ------------------------------------------------
                  THE SERVICER AND THE MORTGAGE LOAN SELLER;
                  ------------------------------------------
                         REPURCHASE OF MORTGAGE LOANS;
                         -----------------------------

     Section 3.01. Representations and Warranties of the Depositor.

     (a) The Depositor hereby represents, warrants and agrees that:

          (i) the Depositor has entered into the Mortgage Loan Purchase Agreement with the Mortgage Loan Seller pursuant to which it acquired the Mortgage Loans;

          (ii) the Mortgage Loan Purchase Agreement contains such representations and warranties of the Mortgage Loan Seller with respect to the Mortgage Loans as are set forth in Exhibit O attached hereto; and

          (iii) the Depositor has transferred to the Trustee (for inclusion in the Trust Fund) each Mortgage Loan free of any liens, claims, charges or other encumbrances created by the Depositor and there has been no other sale or assignment thereof by the Depositor.

     (b) The Depositor hereby assigns, transfers and conveys in trust to the Trustee its rights under the Mortgage Loan Purchase Agreement and each Subsequent Transfer Agreement including, without limitation, the representations and warranties of the Mortgage Loan Seller contained therein, together with all rights of the Depositor to require the Mortgage Loan Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with the Mortgage Loan Purchase Agreement. Except as specifically set forth above, the Depositor makes no representations or warranties with respect to the Mortgage Loans and has no obligation to repurchase or substitute for Mortgage Loans on account of deficient documentation, a breach of the representations and warranties set forth in Exhibit O attached hereto or any other reason.


     Section 3.02. Representations, Warranties and Covenants of the Mortgage Loan Seller and the Servicer.

     (a) The Mortgage Loan Seller hereby represents, warrants and agrees that:

          (i) the representations and warranties of the Mortgage Loan Seller with respect to the Mortgage Loans (contained in Exhibit O attached hereto), and by this reference incorporated herein, are true and correct as of the Closing Date, or if so specified therein, as of the Cut-off Date;

          (ii) each of the Mortgage Loans is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

          (iii) the execution, delivery and performance of this Agreement by it are within its powers and have been duly authorized by all necessary action on its part;

          (iv) the execution, delivery and performance of this Agreement will not violate or conflict with (i) its charter or bylaws, (ii) any resolution or other corporate action by it, (iii) any decisions, statutes, ordinances, rulings, directions, rules, regulations, orders, writs, decrees, injunctions, permits, certificates or other requirements of any court or other governmental or public authority, and (iv) will not result in or require the creation, except as provided or contemplated by this Agreement, of any lien, mortgage, pledge, security interest, charge or encumbrance of any kind upon the Mortgage Loans; and

          (v) this Agreement has been duly executed by it and is its legally valid and binding obligation, enforceable against it in accordance with this Agreement's terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity.

          (vi) The Mortgage Loan Seller is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations and is in good standing to enforce, originate, sell mortgage loans to, and service mortgage loans in the jurisdiction wherein the Mortgaged Properties are located for either Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Mortgage Loan Seller unable to comply with either Fannie Mae or Freddie Mac eligibility requirements or which would require notification to any of the Fannie Mae or Freddie Mac;

          (vii) The Mortgage Loan Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement or the Mortgage Loan Purchase Agreement; the Mortgage Loan Seller is solvent;

          (viii) No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body including HUD, the FHA or the VA is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with this Agreement or the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

          (ix) The Mortgage Note, the Mortgage, the assignment of mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to this Agreement shall be delivered to the Trustee all in compliance with the specific requirements of this Agreement. With respect to each Mortgage Loan, the Trustee will be in possession of a complete Mortgage File;

          (x) Neither this Agreement nor any statement, report, form, or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading; and

          (xi) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

     The Mortgage Loan Seller acknowledges and agrees that the Depositor has assigned, transferred and conveyed in trust to the Trustee all of the Depositor's rights under the Mortgage Loan Purchase Agreement including, without limitation, the representations and warranties of the Mortgage Loan Seller with respect to the Mortgage Loans contained therein (a copy of which representations and warranties is attached hereto as Exhibit O). The Mortgage Loan Seller further acknowledges and agrees that the Trustee, as assignee of all of the Depositor's rights under the Mortgage Loan Purchase Agreement, may enforce all the covenants of the Mortgage Loan Seller therein contained and all remedies for deficient documentation and breaches of the representations and warranties contained therein (and also in Exhibit O hereof) directly against the Mortgage Loan Seller. It is understood and agreed that the representations and warranties of the Mortgage Loan Seller with respect to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement (and also contained in Exhibit O hereof) shall survive delivery of the respective Mortgage Files to the Trustee, the Certificate Insurer and the Surety.

     Upon discovery by any of the parties hereto or the Certificate Insurer of a breach of a representation or warranty described in this Section 3.02 that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders, the Certificate Insurer or the Surety in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties and the Certificate Insurer. The Mortgage Loan Seller hereby covenants that within 75 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty (without regard to any limitation regarding the knowledge of the Mortgage Loan Seller contained therein) made pursuant to this Section 3.02 which materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders, the Certificate Insurer or the Surety, in any Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall, either (i) remove such Deleted Mortgage Loan from the Trust Fund and substitute in its place a replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section 3.02; or (ii) purchase the affected Mortgage Loan or Mortgage Loans from the Trust Fund with the Trustee releasing its lien thereon at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee at the location at which the Mortgage Files are to be held of two copies (one of which will be returned with the Mortgage File) of the Request for Release of documents and the Mortgage File for any such replacement Mortgage Loan. The Mortgage Loan Seller shall promptly reimburse the Trustee or the Certificate Insurer for any expenses reasonably incurred by the Trustee or the Certificate Insurer in respect of enforcing the remedies for such breach.

     With respect to any replacement Mortgage Loan or Mortgages, the Mortgage Loan Seller shall deliver to the Trustee, for the benefit of the Certificateholders, the Certificate Insurer and the Surety, the Mortgage Note, the Mortgage, the related Assignment of Mortgage, and such other documents and agreements as are required herein with the Mortgage Note endorsed and the Mortgage assigned as required herein. Scheduled payments due with respect to replacement Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Mortgage Loan Seller. For the Distribution Date following the month of substitution, the related Available Distribution Amount will include the monthly payment due on any Deleted Mortgage Loan on the Due Date for such Distribution Date and thereafter the Mortgage Loan Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

     In the event that the Mortgage Loan Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Distribution Account before the second Business Day preceding the Distribution Date following the Due Period during which the Mortgage Loan Seller became obligated hereunder to purchase or replace such Mortgage Loan and upon such deposit of the Purchase Price (but in any event within the 75-day period prescribed above), the Trustee shall release the related Mortgage File and the Trustee shall execute and deliver at the Mortgage Loan Seller's direction such instruments of transfer or assignment prepared by the Mortgage Loan Seller, in each case without recourse, as shall be necessary to transfer title from the Trust Fund and release of the Trustee's lien thereon. It is understood and agreed that the obligation under this Agreement of the Mortgage Loan Seller to cure, purchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Mortgage Loan Seller respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, the Certificate Insurer or the Surety.

     (b) The Servicer hereby represents, warrants and agrees that:

          (i) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in each state in which any Mortgaged Property is located or is not required under applicable law to obtain such qualification and no demand for such qualification has been made upon the Servicer by any such state. The Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the master servicing of the Mortgage Loans by it in accordance with the terms of this Agreement;

          (ii) The Servicer has the full power and authority to service each Mortgage Loan, to execute and deliver this Agreement, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by availability of equitable remedies; and

          (iii) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement will materially conflict with or result in a material breach of any of the terms, conditions or provisions of the Servicer's certificate of incorporation or bylaws or any material legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

          (iv) The Servicer is an approved servicer of conventional residential adjustable and fixed rate Mortgage Loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations and is in good standing to enforce, originate, sell mortgage loans to, and service mortgage loans in the jurisdiction wherein the Mortgaged Properties are located for either Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with either Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either of Fannie Mae or Freddie Mac;

          (v) The Servicer acknowledges and agrees that the Servicing Fee, as calculated at the Servicing Fee Rate, represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

          (vi) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement; the Servicer is solvent;

          (vii) There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

          (viii) No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body including HUD, the FHA or the VA is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

          (ix) The Mortgage Note, the Mortgage, the assignment of mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to this Agreement shall be delivered to the Trustee all in compliance with the specific requirements of this Agreement. With respect to each Mortgage Loan, the Servicer will be in possession of a complete Mortgage File, except for such documents as will be delivered to the Trustee;

          (x) Neither this Agreement nor any statement, report, form, or other document furnished or to be furnished pursuant to this Agreement or the Mortgage Loan Purchase Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading; and

     The Servicer has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

     Section 3.03. Option to Substitute. If the Depositor or the Mortgage Loan Seller is required to repurchase any Mortgage Loan pursuant to Section 2.02,
3.01 or 3.02, then within the period of time specified in each such Section, the Mortgage Loan Seller may, at its option, but only during the applicable specified period, remove such deficient Mortgage Loan (a "Deleted Mortgage Loan") from the terms of this Agreement and substitute another mortgage loan for such Deleted Mortgage Loan, in lieu of repurchasing such deficient Mortgage Loan. Any eligible substitute Mortgage Loan shall (i) have an outstanding principal balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not less than 90% of, the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Mortgage Loan Seller in the Distribution Account not later than the succeeding Distribution Account Deposit Date and held for distribution to the holders of the Certificates on the related Distribution Date), (ii) have a Maximum Mortgage Rate not less than (and not more than two percentage points greater than) the Maximum Mortgage Rate of the Deleted Mortgage Loan, (iii) have a gross Margin not less than that of the Deleted Mortgage Loan and, if Mortgage Loans equal to 1% or more of the aggregate Group I Cut-Off Date Loan Group Balance or Group II Cut-Off Date Loan Group Balance, as applicable, have become Deleted Mortgage Loans, not more than two percentage points more than that of the Deleted Mortgage Loan, (iv) have an Effective Loan-to-Value Ratio not higher than that of the Deleted Mortgage Loan, (v) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (vi) not permit conversion of the related Mortgage Rate to a permanent fixed Mortgage Rate, (vii) have the same or higher credit score,
(viii) have an initial Interest Adjustment Date no earlier than five months before, and no later than five months after, the initial Interest Adjustment Date for the Deleted Mortgage Loan, (ix) be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code, and (x) be in compliance with the representations and warranties referenced in Section 3.02 as of the date of substitution.

     If the aggregate principal balance of all such replacement Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution), the Mortgage Loan Seller shall deposit such differential amount in the Distribution Account, which amount shall be deemed to be a Principal Prepayment. Such deposit in the Distribution Account by the Mortgage Loan Seller shall be made on or before the Distribution Account Deposit Date in the month succeeding the month during which the related Mortgage Loan or Mortgage Loans became required to be purchased or replaced hereunder. Notwithstanding anything in this Agreement to the contrary, the Mortgage Loan Seller shall not substitute a mortgage loan for a Deleted Mortgage Loan at any time after two
(2) years after the Closing Date.

     The Mortgage Loan Seller shall verify the eligibility of replacement Mortgage Loans in connection with any such substitutions of Mortgage Loans. The Servicer shall amend the Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor. Upon such amendment, the Mortgage Loan Seller shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties referenced in Section 3.02 as of the date of such substitution and to have represented and warranted that such substitute Mortgage Loan satisfies the requirements of this Section 3.03. Upon any such substitution and the deposit to the Distribution Account of the amount, if any, required to be deposited therein in connection with such substitution and the receipt of two copies (one of which will be returned with the Mortgage
File) of a Request for Release, the Trustee shall cause the release of the Mortgage File held by the Trustee for the benefit of the Certificateholders, the Certificate Insurer and the Surety relating to such Deleted Mortgage Loan(s) to the Mortgage Loan Seller and shall execute and deliver at the Mortgage Loan Seller's direction such instruments of transfer or assignment prepared by the Mortgage Loan Seller, in each case without recourse, as shall be necessary to vest title in the Mortgage Loan Seller, the Depositor's and the Trustee's interest in any Deleted Mortgage Loan(s) substituted for pursuant to this Section 3.03.

                             [End of Article III]

                                  Article IV
                                  ----------

                               THE CERTIFICATES
                               ----------------

     Section 4.01. The Certificates. The Class A-I Certificates, the Class A-II Certificates, Class B Certificates and Class R Certificate shall be substantially in the forms annexed hereto as Exhibits C, E and G, respectively, and shall, on original issue, be executed and authenticated by the Trustee upon the assignment to the Trustee of the documents specified in
Section 2.01, and delivered to or upon the order of the Depositor. The Class A Certificates shall be issuable in minimum original dollar denominations of $25,000 (and integral multiples of approximately $1.00 in excess of such amount, except for two Certificates for the Class A-I Certificates which may be issued in minimum original dollar denominations of $1,000. The Class B and Class R Certificates may be issued in minimum Percentage Interests of 20%.

     So long as the Class A Certificates are Book-Entry Certificates, the Class A Certificates that are Book-Entry Certificates shall be evidenced by one or more certificates representing Class A Certificates in denominations acceptable to the Depository.

     The Certificates shall be signed by manual or facsimile signature on behalf of the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at the time of signature proper signatories of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a manual authentication by an authorized signatory of the Trustee and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     The rights of the Certificateholders to receive payments with respect to the Trust Fund in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement.

     Section 4.02. Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall cause to be kept at its Corporate Trust Office, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

     (b) Subject to Section 4.02(c), (d), (h) and (i) upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate or Certificates of a like Class and aggregate denomination and dated the date of authentication by the Trustee.

     (c) No transfer of a Class B or Class R Certificate shall be made unless such transfer is made pursuant to an effective registration statement or in accordance with an exemption from the requirements under the Securities Act of 1933, as amended (the "Act"). If such a transfer is to be made in reliance upon an exemption from the Act, (i) the Trustee shall, if not otherwise directed by the Depositor, require a written Opinion of Counsel that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Act or is being made pursuant to the Act, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Servicer, and (ii) the Trustee shall require the transferee to execute a certification, substantially in the form of Exhibit L hereto setting forth the facts surrounding such transfer; provided that such Opinion of Counsel required pursuant to clause (i) above shall not be required in the case of transfers by or to the Mortgage Loan Seller or any of their wholly-owned subsidiaries. The Trustee, the Servicer and the Depositor may, without the consent of any Certificateholder, add provisions (which shall include a form of certificate to be attached hereto as an exhibit that must be delivered by the proposed transferee) to this Section 4.02(c) to permit transfers pursuant to Rule 144A of the Securities and Exchange Commission, in which case transfers pursuant to such provisions shall not require an Opinion of Counsel.

     (d) No transfer (exclusive of any transfer to a Depository or a securitization trustee) of a Class B or Class R Certificate shall be made unless the Trustee shall have received either (i) a representation letter (substantially in the form attached hereto as Exhibit N) from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or other retirement plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, nor a Person acting on behalf of any such plan or arrangement or acquiring such Certificate with funds of such a plan or arrangement (including without limitation any insurance company using funds that may constitute "plan assets"), which representation letter shall not be an expense of the Trustee, the Depositor, the Mortgage Loan Seller or the Servicer, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan or other retirement plan or arrangement subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or arrangement, an Opinion of Counsel to the effect that the purchase or holding of such Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Mortgage Loan Seller or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Mortgage Loan Seller or the Servicer. During the Pre-Funding Period, each Certificate Owner shall be deemed to have made the representation in clause (i) of this paragraph.

     (e) At the option of the Certificateholder, a Certificate may be exchanged for another Certificate or Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose. Whenever a Certificate is so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificate which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (f) No service charge shall be made to the Holder for any transfer or exchange of the Certificate, but the Trustee may require payment by the affected Certificateholders of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate.

     (g) All Certificates surrendered for transfer and exchange shall be cancelled and retained or destroyed by the Trustee in accordance with its standard procedures.

     (h) Notwithstanding anything to the contrary contained herein, unless and until the Trustee shall have received an Opinion of Counsel that is Independent, satisfactory in form and substance to the Certificate Insurer, to the effect that the absence of the transfer restrictions contained in this
Section 4.02(h) would not result in the imposition of federal income tax upon the Trust Fund or cause the Subsidiary REMIC 1, Subsidiary REMIC 2 or the Master REMIC (exclusive of the Flex Source(TM) Pledge Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Basis Risk Reserve Fund (including the funds therein)) to fail to qualify as a REMIC, no transfer, sale or other disposition of a Class R Certificate (including a beneficial interest therein) may be made without compliance with this Section.

     (i) Prior to the transfer, sale or other disposition of the Class R Certificates, the Trustee shall require that the proposed transferee deliver to the Trustee an affidavit stating that as of the date of such transfer (i) such transferee is not and has no intention of becoming either (A) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation all of whose activities are subject to tax under the Code and, except in the case of the Freddie Mac, a majority of the board of directors of which corporation is not selected by the United States, any state or political subdivision thereof),
(B) any organization that is exempt from any tax imposed by Chapter 1 of Subtitle A of the Code, other than (x) a tax-exempt farmers' cooperative within the meaning of section 521 of the Code or (y) an organization that is subject to the tax imposed by section 511 of the Code on "unrelated business income" or (C) a corporation operating on a cooperative basis that is engaged in furnishing electric energy or providing telephone service to persons in rural areas (within the meaning of section 1381(a)(2)(C) of the Code) (any Person described in (A), (B), or (C) being referred to herein as a "Disqualified Organization"), (ii) such transferee is not acquiring such Certificates as an agent, broker, nominee, or middleman for a Disqualified Organization and (iii) such transferee is not a Non-U.S. Person. Notwithstanding any transfer, sale or other disposition of such Certificates to a Disqualified Organization or Non-U.S. Person, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization or Non-U.S. Person shall not be deemed to be a Holder of such Certificates for any purpose hereunder, including, but not limited to, the receipt of distributions on such Certificates. If any purported transfer shall be in violation of the provisions of Section 4.02(h), then the prior Holder of such Certificates shall, upon discovery that the transfer of such Certificates was not in fact permitted in Section 4.02(h), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer of such Certificates. The Trustee, the Depositor, the Servicer, the Certificate Insurer and the Mortgage Loan Seller shall be under no liability to any Person for any registration or transfer of a Class R Certificate that is not permitted by Section 4.02(h) or for the Payment Agent making payments due on any such Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the transfer was registered in compliance with the terms of this Agreement. The prior Holder shall be entitled to recover from any purported Holder of any such Certificate that was in fact not a permitted transferee under Section 4.02(h) at the time it became a Holder all payments made on such Certificate; provided that neither the Mortgage Loan Seller, the Depositor, the Servicer nor the Trustee shall be responsible for such recovery if they otherwise made a good faith effort to comply with this Section 4.02(i). Each such Certificateholder, by the acceptance of a Class R Certificate, shall be deemed for all purposes to have consented to the provisions of Section 4.02(h) and to any amendment of this Agreement deemed necessary by counsel of the Trustee, as evidenced by an Opinion of Counsel, to ensure that either such Certificate is not transferred to a Disqualified Organization or Non-U.S. Person and that any transfer of such Certificate will not cause the imposition of a tax upon the Trust Fund or cause Subsidiary REMIC 1, Subsidiary REMIC 2 or the Master REMIC (exclusive of the Flex Source(TM) Pledge Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Basis Risk Reserve Fund (including the funds therein)) to fail to qualify as a REMIC. The restrictions on transfer of either such Certificate will cease to apply and be void upon receipt by the Trustee of the Opinion of Counsel as described in Section 4.02(h) or shall be modified as indicated in such Opinion of Counsel. If any Person that is not permitted to acquire any beneficial interest in a Class R Certificate under this Section 4.02(i) acquires any beneficial interest in a Class R Certificate in violation of the restrictions in this Section 4.02(i), then the Trustee, based on information provided to it by the Servicer and/or the Mortgage Loan Seller, will provide to the Internal Revenue Service, and to the persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations. The Trustee shall be entitled to be reimbursed by such Person for the cost of providing such information.

     (j) [Reserved]

     (k) Except as provided in paragraph (l) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Class A Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Class A Certificates; (iii) ownership and transfers of registration of the Class A Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Class A Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Book-Entry Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (l) If (x)(i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 50% of the principal balance of the Class A Certificates and the Certificate Insurer and the Surety together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of such Certificate Owners and the Certificate Insurer and the Surety, as applicable, the Trustee shall notify all Certificate Owners of such Class, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Class A Certificates (the "Definitive Certificates"), as applicable, to Certificate Owners requesting the same. Upon surrender to the Trustee of the Class A Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all applicable references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder. In addition, the Class A Certificates shall be in the form of Definitive Certificates up to the time the Class A Certificates are transferred to public investors.

     Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Class. Upon the issuance of any new Certificate under this Section, the Trustee may require of the Certificateholder the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any replacement Certificate of any Class issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the Percentage Interest in the distributions to which the Certificateholders of such Class are entitled, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time, and such mutilated, destroyed, lost or stolen Certificate shall be of no force or effect under this Agreement.

     Section 4.04. Persons Deemed Owners. The Depositor, the Servicer, the Certificate Insurer, the Surety and the Trustee shall treat the Person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the distributions to the Certificateholders of such Class are entitled, for the purpose of receiving remittances pursuant to
Section 6.01 and for all other purposes whatsoever, and neither the Depositor, the Servicer, the Certificate Insurer, the Surety nor the Trustee shall be affected by notice to the contrary.

                              [End of Article IV]

                                  Article V
                                  ---------

                ADMINISTRATIVE AND SERVICING OF THE TRUST FUND
                ----------------------------------------------

     Section 5.01. Servicer to Act as Servicer; Administration of the Trust
Fund.

     (a) The Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Servicer in its good faith reasonable judgment) in accordance with applicable law, the terms of this Agreement and the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, in the same manner in which it services and administers single-family mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent institutional mortgage lenders and loan servicers utilized with respect to mortgage loans comparable to the Mortgage Loans, and with a view to the maximization of timely recovery of principal and interest on the Mortgage Notes, but without regard to: (i) any relationship that the Servicer or any Affiliate of the Servicer may have with the related Mortgagor; (ii) the ownership of any Certificate by the Servicer or any Affiliate of the Servicer; (iii) the Servicer's obligation to make Monthly Advances and Servicing Advances; and (iv) the Servicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

     Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer, in its own name, is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and related collateral (it being herein acknowledged that the Servicer's obligation to file financing statements and continuation statements is limited to those Mortgage Loans for which an effective financing statement or continuation statement is on file in the appropriate public filing office as determined by the Servicer based solely upon a review of the Mortgage Files and to the related collateral covered thereby); any and all modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File; and any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver, or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (ii) cause the Subsidiary REMIC 1, Subsidiary REMIC 2 of the Master REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. Subject to Section 5.13, the Trustee shall furnish to the Servicer any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder; provided, however, that the Trustee shall not be held liable for any negligence with respect to, or misuse of, any such power of attorney by the Servicer. The Servicer may at its own expense utilize agents or attorneys-in-fact in performing any of its servicing obligations hereunder, but no such utilization shall relieve the Servicer from any of its obligations hereunder, and the Servicer shall remain responsible for all acts and omissions of any such agent or attorney; provided, however, that the Trustee shall not be deemed the attorney-in-fact of the Servicer hereunder.

     (b) The Servicer shall maintain accurate records with respect to each Mortgaged Property reflecting the status of taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums payable in respect thereof. The Servicer shall obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose Escrow Payments as allowed under the terms of the related Mortgage Loan. To the extent that a Mortgage Loan does not require a Mortgagor to make payments for taxes, insurance premiums and similar items in escrow, the Servicer shall require that any such payments be made by the Mortgagor in a timely manner so as to avoid the imposition of a lien senior to that of the related Mortgage. The Servicer shall pay from its own funds any penalties accrued as a result of the failure of a Mortgagor to make such payments.

     (c) In accordance with the servicing standard of this Section 5.01, the Servicer shall advance with respect to each Mortgaged Property all such funds as are necessary for the purpose of effecting the payment of (i) real property taxes, assessments and other similar items that are or may become a lien thereon and (ii) premiums on primary hazard insurance policies required pursuant to Section 5.10, in each instance if and to the extent Escrow Payments collected from the related Mortgagor are insufficient to pay such item when due and the related Mortgagor has failed to pay such item on a timely basis. All such advances shall be reimbursable in the first instance from related collections from the Mortgagors, and further as provided in
Section 5.06. No costs incurred by the Servicer in effecting the payment of real property taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

     (d) The Servicer covenants and agrees that it shall not take any action outside the scope of its duties hereunder that would result in (A) a termination of Subsidiary REMIC 1's, Subsidiary REMIC 2's on the Master REMIC's status as a REMIC under the REMIC Provisions or (B) the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund or its assets or transactions.

     (e) Notwithstanding anything in this Agreement to the contrary, the Servicer shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Fund (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions), the Certificateholders, the Depositor or the Trustee if and to the extent that such costs, liabilities and expenses arise from a failure of the Servicer to perform its obligations under this Agreement.

     Section 5.02. Collection of Certain Mortgage Loan Payments.

     (a) The Servicer shall make efforts (in accordance with the standards set forth in Section 5.01) to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related insurance policy, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, hazard insurance policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably questions its ability to enforce the provision of the Mortgage or other instrument pursuant to which such payment is required. Consistent with the foregoing, the Servicer may in its sole discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan, and (ii) only upon determining that the coverage of such Mortgage Loan by any applicable insurance policy will not be affected, extend the Due Dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days after the applicable Due Date, but in no case may the Servicer extend a Due Date to a date which is later than the Final Scheduled Distribution Date of the related Class of Certificates. In the event of any such arrangement, the Servicer shall make timely Monthly Advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan then in effect without modification thereof by reason of such arrangements.

     (b) All amounts collected on any Mortgage Loan in the form of payments from Mortgagors, Insurance Proceeds or Liquidation Proceeds of the nature described in clauses (i) and (ii) of the definition thereof shall be applied to amounts due and owing under the related Mortgage Note and Mortgage (including without limitation, for principal and accrued and unpaid interest) in accordance with the express provisions of the related Mortgage Note and Mortgage and, in the absence of such express provisions, in accordance with the customary practice of the Servicer in respect of mortgage loans held for its own account; provided, however, that such amounts shall not be applied to the items constituting additional servicing compensation as described in
Section 5.14 unless and until all principal and interest then due and payable on such Mortgage Loan has been collected.

     Section 5.03. Establishment of and Deposits to Escrow Account. The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of demand accounts. The Escrow Accounts shall be Eligible Accounts. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 5.04.

     The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

          (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

          (ii) all amounts representing Insurance Proceeds, proceeds from condemnation proceedings or other proceeds which are to be applied to the restoration or repair of any Mortgaged Property;

          (iii) all Liquidation Proceeds or REO Proceeds in connection with Escrow Payments and property liquidation expenses; and

          (iv) any amounts required to be deposited by the Servicer in connection with the deductible clause in any blanket hazard insurance policy.

     The Servicer shall deposit the foregoing collections in the Escrow Account within twenty-four (24) hours of receipt thereof.

     The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 5.04. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

     Section 5.04. Permitted Withdrawals From Escrow Account. Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

          (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

          (ii) to reimburse the Servicer for any Servicing Advance relating to taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and fire and hazard insurance coverage made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

          (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan or applicable federal or state law or judicial or administrative ruling;

          (iv) to pay interest, if required to Mortgagors on balances in the Escrow Account;

          (v) for application to restoration or repair of the Mortgaged Property in accordance with Section 5.10 hereof;

          (vi) for transfer to the Collection Account of any amounts not required to be otherwise applied pursuant to clauses (i)-(v) above.

          (vii) to clear and terminate the Escrow Account on the termination of this Agreement; and

          (viii) to remove funds inadvertently placed in the Escrow Account by the Servicer.

     Section 5.05. Establishment of and Deposits to Collection Account. The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, in the form of demand accounts. The Collection Account shall be an Eligible Account. Funds deposited in the Collection Account may be drawn on by the Servicer in accordance with Section 5.06.

     The Servicer shall deposit in the related sub-account of the Collection Account on a daily basis, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the related Closing Date:

          (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments in Full;

          (ii) all payments on account of interest on the Mortgage Loans;

          (iii) all Liquidation Proceeds and any amounts received with respect to REO Property;

          (iv) all REO Proceeds;

          (v) all Insurance Proceeds;

          (vi) any amount required to be deposited in the Collection Account from any Escrow Account; and

          (vii) amounts representing investment losses, as provided in Section 5.07.

     The Servicer shall deposit the foregoing collections in the Collection Account within forty-eight (48) hours of receipt thereof.

     It being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment or late payment charges, penalty interest or assumption fees on the Mortgage Loans need not be deposited by the Servicer in the Collection Account. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

     Funds in the Collection Account may only be invested in Eligible Investments in accordance with the provisions set forth in Section 5.07. The Servicer shall give notice in writing to the Trustee of the location of the Collection Account and of any change thereof.

     Section 5.06. Permitted Withdrawals From Collection Account. The Servicer shall, from time to time, withdraw funds from the Collection Account for the following purposes:

          (i) to make payments to the Trustee in the amounts and in the manner provided for in Sections 6.01;

          (ii) to reimburse itself for advances of the Servicer's funds made pursuant to Section 6.03, the Servicer's right to reimbursement pursuant to this clause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made;

          (iii) to reimburse itself or a Servicer for unreimbursed Servicing Advances, and any unpaid Servicing Fees, the Servicer's right to reimbursement pursuant to this clause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, proceeds from condemnation proceedings, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan;

          (iv) to reimburse itself for any advance of principal and interest previously made which remain unreimbursed in whole or in part following the liquidation of the related Mortgage Loan or REO Property;

          (v) to pay itself interest on funds deposited in the Collection
     Account;

          (vi) to remove funds inadvertently placed in the Collection Account by the Servicer; and

          (vii) to clear and terminate the Collection Account upon the termination of this Agreement.

     The Servicer shall keep and maintain separate accounting records for the most recent five fiscal years, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying deposits to and withdrawals from the Collection Account.

     Section 5.07. Protection of Accounts; Eligible Investments. Pursuant to the last paragraph of Section 5.05, any institution maintaining the Collection Account may at the written direction of the Servicer invest the funds as so directed in such account in Eligible Investments, which shall mature not later than the Business Day immediately succeeding each Determination Date next following the date of such investment (except that if such Eligible Investment is an obligation of the institution that maintains such account, then such Eligible Investment shall mature not later than the related Determination
Date) and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be registered in the name of the Servicer (in its capacity as such) or its nominee with respect to the Collection Account. All income and gain realized from any such investment, as well as any interest earned on deposits, in the Collection Account, shall be for the benefit of the Servicer and shall be withdrawn from the Collection Account on each Distribution Account Deposit Date. The Servicer shall deposit in the Collection Account an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss.

     The Servicer may transfer the Collection Account or the Escrow Account to a different Eligible Account from time to time. Such transfer shall be made only upon obtaining the consent of the Trustee and the Certificate Insurer, which consents shall not be unreasonably withheld.

     The Servicer shall bear any expenses, losses or damages sustained by the Trust if the Collection Account and/or the Escrow Account are not Eligible Accounts.

     Section 5.08. Maintenance of Omission and Fidelity Coverage. The Servicer shall obtain and maintain at is own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Servicer and its officers and employees in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that is required by Fannie Mae to be maintained by the Servicer if the Servicer were servicing and administering the Mortgage Loans for Fannie Mae under the Fannie Mae Guides. In the event that any such bond or policy ceases to be in effect, the Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements of Fannie Mae under the Fannie Mae Guides. Coverage of the Servicer under a policy or bond obtained by an Affiliate of the Servicer and providing the coverage required by this
Section 5.08 shall satisfy the requirements of this Section 5.08.

     Section 5.09. [Reserved].

     Section 5.10. Maintenance of Primary Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan with insurance companies satisfactory to it primary hazard insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of (i) the full replacement value of the improvements which are part of such property and (ii) the outstanding principal balance of the related Mortgage Loan, provided, that the Servicer will exercise reasonable efforts to maintain the levels of all coverage in an amount sufficient to prevent loss due to application of any co-insurance clause contained in the related primary hazard insurance policy. Pursuant to Section 5.05, any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts released to the Mortgagor in accordance with the terms of the Mortgage
Note) shall be deposited in the Collection Account. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating Monthly Payments, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 5.06. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If required by the Flood Disaster Protection Act of 1973, as amended, each Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in effect. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan, (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (regardless of whether the area in which such Mortgaged Property is located is participating in such program) and (iii) the full replacement value of the improvements which are part of such Mortgaged Property. The Servicer shall exercise its reasonable efforts to be named as mortgagee under any of the foregoing policies.

     In the event that the Servicer shall cause to be obtained and maintained a blanket policy insuring against hazard losses on all of the Mortgage Loans in an amount consistent with this Section, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this
Section 5.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 5.10, and there shall have been one or more losses which would have been covered by such policy, deposit from its own funds in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause. The Servicer agrees to prepare and present, on behalf of itself, the Trust Fund and the Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

     Section 5.11. Enforcement of Due-On-Sale Clauses; Assumption Agreements. The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise or cause to be exercised its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Servicer shall not exercise any such rights if it reasonably believes that it is prohibited by law from doing so or if the exercise of such rights shall constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code or cause Subsidiary REMIC 1, Subsidiary REMIC 2 or the Master REMIC to fail to qualify as a REMIC under the Code. If the Servicer is unable to enforce such "due-on-sale" clause (as provided in the previous sentence) or if no "due-on-sale" clause is applicable, the Servicer will enter into an assumption and modification agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and Mortgage and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note and the Mortgage. Any fee collected by or on behalf of the Servicer for entering into an assumption or substitution of liability agreement will be retained by or on behalf of the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage or the Mortgage Note (including but not limited to the Mortgage Rate, the amount of the Monthly Payment, and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee, the original copy of such substitution or assumption agreement, which copy shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 5.11, the term "assumption" is deemed to also include a sale of a Mortgaged Property that is not accompanied by an assumption or substitution of liability agreement.

     Nothing in this Section 5.11 shall constitute a waiver of the Trustee's right to receive notice of any assumption of a Mortgage Loan, any sale or other transfer of the related Mortgaged Property or the creation of any lien or other encumbrance with respect to such Mortgaged Property.

     Section 5.12. Realization Upon Defaulted Mortgage Loans.

     (a) The Servicer shall exercise reasonable efforts, consistent with customary servicing practices as described in Section 5.01, to foreclose upon or otherwise comparably convert (which may include an acquisition of REO Property) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 5.02. The Servicer shall use reasonable efforts to realize upon such defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Certificateholders, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage from an uninsured cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole discretion (i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to the Trust Fund, after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 5.06. The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 5.06.

     (b) The proceeds of any liquidation, REO disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances, pursuant to Section 5.06 or 5.10; second, to accrued and unpaid interest on the Mortgage Loan, at the Mortgage Rate, to the date of the liquidation or REO disposition, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a liquidation or REO disposition; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than a full recovery thereof, the recovered amount will be allocated as follows: first, to unpaid Servicing Fees; and second, as interest at the Mortgage Rate (minus the Servicing Fee Rate). The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer pursuant to Section 5.06. The portions of the recovery so allocated to interest at the Mortgage Rate (minus the Servicing Fee Rate) and to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Servicer for any related unreimbursed advances in accordance with Section 5.06 or 5.10, and second, to the Trustee in accordance with the provisions of Section 6.01.

     (c) Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall cause an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector. After reviewing the environmental inspection report, the Servicer shall determine how to proceed with respect to the Mortgaged Property.

     (d) In the event that title to any Mortgaged Property is acquired by REMIC as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the REMIC until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Principal Prepayments in full and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

     (e) In the event that the REMIC acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property within three years after its acquisition by the REMIC for purposes of Section 860G(a)(8) of the Code or, at the expense of the REMIC, request, more than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period unless the Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by the REMIC of such REO Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause REMIC to fail to qualify as a REMIC, in which case the REMIC may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no REO Property acquired by the REMIC shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the REMIC in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the REMIC with respect to the imposition of any such taxes.

     (f) The Servicer shall have the right to determine, in accordance with its normal and usual commercial mortgage servicing procedures, the advisability of the maintenance of an action to obtain a deficiency judgment if the state in which the Mortgaged Property is located permits such an action.

     (g) The Servicer shall maintain accurate records, prepared by a Servicing Officer, of each Final Recovery Determination in respect of a defaulted Mortgage Loan and the basis thereof. Each Final Recovery Determination shall be evidenced by an Officer's Certificate delivered to the Trustee no later than the third Business Day following such Final Recovery Determination.

     (h) In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loans, the Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

     Section 5.13. Trustee to Cooperate; Release of Mortgage Files.

     (a) Upon the payment in full of any Mortgage Loan (including in connection with any foreclosure), or the receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee by two copies (one of which will be returned with the Mortgage File) of a Request for Release and shall request delivery to it of the Mortgage File. Within seven Business Days (or within such shorter period as release can reasonably be accomplished if the Servicer notifies the Trustee of an exigency) of receipt of such certification and request, the Trustee shall release the related Mortgage File to the Servicer.

     (b) The Trustee, upon request of the Servicer and receipt from the Servicer of two copies of Request for Release, shall release any Mortgage File to the Servicer. Upon return of such Mortgage File to the Trustee, or the delivery to the Trustee of a Request for Release stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account pursuant to Section 5.02(a) have been deposited, or that such Mortgage Loan has become an REO Property, the Request for Release shall be released by the Trustee to the Servicer.

     (c) Within seven Business Days (or within such shorter period as release can reasonably be accomplished if the Servicer notifies the Trustee of an exigency) of the Servicer's request therefor, the Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Trustee an Officer's Certificate requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     Section 5.14. Servicing Compensation. As compensation for its activities hereunder, the Servicer shall be entitled to receive the amounts described below (the "Servicing Fee") on each Distribution Date with respect to each Mortgage Loan. As to each such Mortgage Loan, the Servicer shall be entitled to accrue a fee at the Servicing Fee Rate and shall be computed on the basis of Stated Principal Balance of such Mortgage Loan and the Interest Accrual Period for such Distribution Date. The Servicing Fee with respect to any Mortgage Loan shall cease to accrue if such Mortgage Loan becomes a Liquidated Mortgage Loan. As to each such Mortgage Loan, the Servicing Fee shall be payable monthly from payments of interest on such Mortgage Loan. The Servicer shall be entitled to recover unpaid Servicing Fees in respect of any Mortgage Loan out of related Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 5.06.

     The Servicer shall be required to pay all expenses incurred by it in connection with its Servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

     Section 5.15. Establishment of Pre-Funding Account; Permitted
Withdrawals.

     (a) No later than the Closing Date, the Trustee will establish and thereafter maintain for the benefit of the Certificateholders and the Certificate Insurer a segregated trust account (the "Pre-Funding Account") which shall be an Eligible Account. On the Closing Date, the Depositor shall remit or cause to remit to the Trustee from the proceeds of the sale of the Class A Certificates, and the Trustee shall deposit, $18,157,566.51 with respect to the Group I Loans and $19,994,662.88 with respect to the Group II Loans in the Pre-Funding Account. In addition, on the Closing Date the Depositor shall remit to the Trustee for deposit in the Pre-Funding Account $113,068.68 to pay interest to the Holders of the Class A-I and Class B Certificates and $184,917.30 to pay interest to the Holders of the Class A-II and Class B Certificates to the extent of the Class Principal Balance thereof in excess of the Group I Cut-Off Date Loan Group Balance or the Group II Cut-Off Date Loan Group Loan Balance, respectively (such deposited amounts, the "Capitalized Interest"). Any investment earnings on the Pre-Funding Account shall be taxable to the Depositor. The Pre-Funding Account (including the funds therein and Pre-Funding Earnings) shall not be an asset of Subsidiary REMIC 1, Subsidiary REMIC 2 or the Master REMIC. Pre-Funded Amounts (including Pre-Funding Earnings thereof) for Group I Loans or Group II Loans may only be applied to acquire Mortgage Loans to be included as Group I Loans, or Group II Loans, respectively.

     (b) On the Business Day preceding each Pre-Funding Distribution Date, the Trustee shall withdraw from the Pre-Funding Account any Pre-Funding Earnings on the amounts on deposit therein and deposit such Pre-Funding Earnings into the Distribution Account. In addition, if such investments in the Pre-Funding Account will not mature prior to the First Distribution Date, the Servicer shall deposit into the Distribution Account an amount equal to the Pre-Funding Earnings accrued (but not realized) from the Closing Date, to but not including the First Distribution Date, which amount shall be transferred for the benefit of the Servicer by the Trustee from future Pre-Funding Earnings on the date of the maturity of the Eligible Investments in the Pre-Funding Account. The Trustee shall invest moneys at the direction of the Depositor in the Pre-Funding Account in Eligible Investments, which shall mature not later than the Distribution Account Deposit Date next following the date of such investment, except that no investment needs to mature on or prior to the First Distribution Date, and shall not be sold or disposed of prior to its maturity. On each Subsequent Transfer Date, the Trustee shall withdraw from the Pre-Funding Account an amount equal to 100% of the principal balance of each Subsequent Mortgage Loan to be assigned to the Trustee on such Subsequent Transfer Date and pay such amount to or at the direction of the Depositor. On the Business Day immediately preceding the end of the Pre-Funding Period Distribution Date, but in no event later than the Distribution Date in September, 2000, if any amounts remain in the Pre-Funding Account after the withdrawals specified above, the Trustee shall withdraw such amounts and deposit them into the Distribution Account for distribution on account of principal to the Class A-I Certificateholders with respect to the Pre-Funded Amount remaining with respect to the Group I Loan and to the Class A-II Certificateholders with respect the Pre-Funded Amount remaining with respect to the Group II Loans on the succeeding Distribution Date and the Pre-Funding Account shall be closed. Notwithstanding the foregoing, amounts constituting Capitalized Interest may only be used to pay interest on the Class A-I and the Class A-II Certificates and will be remitted to the Mortgage Loan Seller at such time as the Pre-Funding Account is to be closed.

     Section 5.16. Annual Statement as to Compliance.

     The Servicer shall deliver to the Trustee, with a copy to the Depositor and the Certificate Insurer, on or before March 31 of each year, beginning in March 2001, an Officer's Certificate stating, as to each signer thereof, that
(i) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) the Servicer has received no notice regarding qualification, or challenging the status, of Subsidiary REMIC 1, Subsidiary REMIC 2 or the Master REMIC as a REMIC from the Internal Revenue Service or any other governmental agency or body.

     Section 5.17. Reports by Independent Public Accountants. On or before March 31 of each year, beginning in March 2001, the Servicer, at its expense, shall cause a firm of nationally recognized Independent public accountants, which is a member of the American Institute of Certified Public Accountants, to furnish a statement to the Trustee and the Certificate Insurer to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans by the Servicer pursuant to an agreement substantially similar to this Agreement and that their examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, disclosed no exceptions or errors in records relating to the servicing of the Mortgage Loans pursuant to an agreement substantially similar to this Agreement that in their opinion are material, except for such exceptions as are set forth in their statement.

     Section 5.18. Access to Certain Documentation. The Servicer shall provide to the Trustee and the Certificate Insurer and any federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any documentation regarding the Mortgage Loans which may be required by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Servicer designated by it.

     Section 5.19. Title, Conservation and Disposition of REO Property. The Servicer shall manage, conserve, protect and operate each REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders. The Servicer shall notify the Trustee monthly as to the status of each REO Property.

     The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

     The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property in the Collection Account.

     The Servicer shall deposit net of reimbursement to the Servicer for any related outstanding Servicing Advances, any related unreimbursed Monthly Advances and unpaid Servicing Fees provided in Section 5.06 hereof, or cause to be deposited, on a daily basis in the Collection Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property.

     The Servicer, upon the liquidation of any REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and any unreimbursed related Monthly Advances as well as any unpaid Servicing Fees from REO Proceeds received in connection with such sale, as further provided in Section 5.12.

     5.20. [Reserved]

     Section 5.21. Subservicing Agreements Between Servicer and Subservicers.

     (a) With written notice given to the Certificate Insurer, the Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Servicer hereunder, but the Servicer shall remain primarily liable hereunder for Servicing the Mortgage Loans. Each Subservicer shall be either (i) a depository institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating, acquiring or servicing loans, and in either case shall be authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac or Fannie Mae approved mortgage servicer. In addition, each Subservicer will obtain and preserve its qualifications to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform or cause to be performed its duties under the related Subservicing Agreement. Each Subservicing Agreement must impose on the Subservicer requirements conforming to the provisions set forth in Section 5.26. With the approval of the Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer shall remain obligated under the related Subservicing Agreement. The Servicer and the Subservicers may make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Trustee, the Certificate Insurer or the Certificateholders, without their consent. Each Subservicing Agreement shall provide that if the Servicer is terminated pursuant to Section 9.01, the Successor Servicer shall succeed to the rights and obligations (other than obligations incurred by the outgoing Servicer prior to termination) under the Subservicing Agreement.

     (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Certificateholders, shall use its best efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Subservicing Agreement, or to purchase a Mortgage Loan on account of defective documentation or on account of a breach of a representation or warranty. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the cost of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or
(ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

     Section 5.22. Successor Subservicers. The Servicer shall be entitled to terminate any Subservicing Agreement and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and without limitation by virtue of this Agreement. In the event of termination of any Subservicer, all servicing obligations of such Subservicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Subservicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Subservicing Agreement with a successor Subservicer which qualifies under Section 5.21. If the Servicer enters into a Subservicing Agreement with a successor Subservicer, the Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans.

     Section 5.23. Liability of the Servicer. Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Certificate Insurer and the Certificateholders for the servicing and administering of the Mortgage Loans (including the making of Monthly Advances) in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Section 5.24. No Contractual Relationship Between Subservicers and Trust Fund. Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and none of the Trust Fund, the Trustee, Certificate Insurer or the Certificateholders shall be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer or the Subservicing Agreements except upon assumption of the rights and obligations of the Servicer pursuant to Section 5.25.

     Section 5.25. Assumption or Termination of Subservicing Agreements by Successor Servicer. In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an event of default under Section 9.01), the Successor Servicer appointed pursuant to Section 9.03 shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, with copies thereof provided to the Successor Servicer prior to the Successor Servicer assuming such rights and obligations, unless the Successor Servicer is then permitted and elects to terminate any Subservicing Agreement in accordance with its terms. The Successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements, and the Servicer shall continue to be entitled to any rights or benefits which arose prior to its termination as Servicer.

     The Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

     Section 5.26. Subservicing Accounts. In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Servicer shall cause the Subservicer pursuant to the Subservicing Agreement to establish and maintain one or more accounts (collectively, the "Subservicing Account"). The Subservicing Account shall be a segregated Eligible Account and shall otherwise be acceptable to the Servicer and the Certificate Insurer. All amounts held in a Subservicing Account shall be held in trust for the benefit of the Certificateholders. Except as provided in the last sentence of this paragraph, the Subservicer will be required to deposit into the Subservicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Subservicer, including the proceeds of any Principal Prepayment in Full made by the Mortgagor and any Insurance Proceeds or Liquidation Proceeds, less its servicing compensation (which shall in no event exceed the Servicing Fee) and any unreimbursed expenses and advances, to the extent permitted by the Subservicing Agreement. On each remittance date required under the applicable Subservicing Agreement (each a "Subservicer Remittance Date") the Subservicer will be required to remit to the Servicer for deposit in the Collection Account all funds held in the Subservicing Account with respect to any Mortgage Loan as of the Subservicer Remittance Date, after deducting from such remittance an amount equal to the servicing compensation and unreimbursed expenses and advances to which it is then entitled pursuant to the related Subservicing Agreement, to the extent not previously paid to or retained by it. In addition, on each Subservicer Remittance Date the Subservicer will be required to remit to the Servicer any amounts required to be advanced pursuant to the related Subservicing Agreement. The Subservicer will also be required to remit to the Servicer for deposit in the Collection Account, within one Business Day of receipt, the proceeds of any Principal Prepayment in full made by the Mortgagor and any Insurance Proceeds or Liquidation Proceeds.

     Any institution maintaining the Subservicing Account may at the written direction of the Servicer invest the funds as so directed in such account in Eligible Investments, which shall mature not later than the Business Day immediately preceding the Subservicer Remittance Date next following the date of such investment (except that if such Eligible Instrument is an obligation of the institution that maintains such account, then such Eligible Instrument shall mature not later than such Subservicer Remittance Date) and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be registered in the name of the Servicer (in its capacity as servicer hereunder) or its nominee with respect to the Subservicing Account. All income and gain realized from any such investment, as well as any interest earned on deposits, in the Subservicing Account, shall be for the benefit of the Servicer. The Servicer shall deposit in the Subservicing Account an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss.

                              [End of Article V]

                                  Article VI
                                  ----------

                      PAYMENTS TO THE CERTIFICATEHOLDERS
                      ----------------------------------

     Section 6.01. Distributions.

     (a) The Trustee shall establish and maintain a Distribution Account in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer which shall be an Eligible Account, in which the Servicer shall cause to be deposited on behalf of the Trustee on or before 12:00 noon New York time on each Distribution Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Monthly Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Distribution Account pursuant to Section 6.03(c), (iii) any amount required to be paid pursuant to Section 11.01, (v) an amount equal to the Premium Amount and the Trustee Fee, together with other expenses of the Trustee payable on such Distribution Date, (vi) an amount equal to the Capitalized Interest Requirement for the related Distribution Date, and (vii) all other amounts constituting the Group I or Group II Available Distribution Amount for the immediately succeeding Distribution Date. In addition, as and to the extent required pursuant to Section 7.01(b), the Trustee shall draw on the Certificate Insurance Policy and deposit into the Distribution Account the amount necessary to pay the Insured Amount on each Distribution Date to the extent received from the Certificate Insurer. Any such amounts shall be distributed on the immediately following Distribution Date as part of the Group I or Group II Available Distribution Amount, as applicable.

     (b) On each Distribution Date, prior to making any other distributions referred to in Section 6.01 herein, the Trustee shall withdraw from the Distribution Account and pay to the Certificate Insurer by wire transfer of immediately available funds the Premium Amount for such Distribution Date and shall reimburse itself for the Trustee Fee and any other expenses due it pursuant to this agreement (which additional expenses may not exceed $100,000 per year).

     (c) The Trustee may invest or cause the institution maintaining the Distribution Account to invest the funds in the Distribution Account in Eligible Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Distribution Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Distribution Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Trustee and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Distribution Account by the Trustee out of its own funds immediately as realized.

     Notwithstanding the foregoing, the Trustee shall invest funds that are to mature not later than the Business Day next preceding the Distribution Date following the date of such investment, in Eligible Investments and only upon the written instruction of and for the benefit of the Servicer. All income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order, upon maturity of such investment. The Trustee shall not be liable for any loss of funds invested pursuant to the preceding sentence. The Servicer shall deposit the amount of any such loss from its own funds into the Distribution Account.

     (d) On each Distribution Date the Trustee shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 11.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee or, if such Certificateholder has not so notified the Trustee by five days prior to the Distribution Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts), in the following order of priority, in each case to the extent of the Group I Available Distribution Amount:

               (i) to the Class A-I Certificateholders, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Net Interest Shortfalls on the Group I Loans (the "Group I Interest Distribution Amount"), to the Class A-I Certificateholders;

               (ii) to the Class A-I Certificateholders, the lesser of (a) the excess of (i) the Group I Available Distribution Amount over (ii) the Group I Interest Distribution Amount and (b) the Group I Principal Distribution Amount (other than with respect to clauses
          (iv) and (v) thereof) until the Certificate Principal Balance of the Class A-I Certificates has been reduced to zero;

               (iii) to the Class A-I Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions (such amount, the "Group I Excess Cash Flow"), an amount equal to the Realized Losses on the Group I Loans during the immediately preceding Due Period, applied to reduce the Certificate Principal Balance of the Class A-I Certificates until the Certificate Principal Balance of the Class A-I Certificates has been reduced to zero;

               (iv) to the Class A-I Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the Group I Overcollaterlization Increase Amount for such Distribution Date, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class A-I Certificates has been reduced to zero, but only to the extent the Certificate Principal Balance of the Class A-I Certificates after giving effect to the distributions pursuant to clauses (ii) and (iii) above exceeded the sum of (x) the Pre-Funded Amount with respect to Group I plus (y) the aggregate Stated Principal Balance of the Group I Loans, in each case at the end of the immediately preceding Due Period;

               (v) to the Class A-II Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the Group II Overcollateralization Increase Amount for such Distribution Date, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class A-II Certificates has been reduced to zero, but only to the extent the Certificate Principal Balance of the Class A-II Certificates after taking into account the distributions pursuant to Sections 6.01(e) (ii), (iii) and (iv) hereof exceeded the sum of (x) the Pre-Funded Amount with respect to Group II plus (y) the aggregate Stated Principal Balance of the Group II Loans, in each case at the end of the immediately preceding Due Period and to the extent not covered by the Group II Excess Cash Flow;

               (vi) to the Certificate Insurer, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, in respect of any Group I Cumulative Insurance Payments;

               (vii) to the Certificate Insurer, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, in respect of any Group II Cumulative Insurance Payments, to the extent not covered by the Group II Excess Cash Flow;

               (viii) to the Class A-I Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the Group I Overcollateralization Increase Amount for such Distribution Date, after giving affect to the distributions pursuant to clauses (iii) and (iv) above, in reduction of the Certificate Principal Balance of the Class A-I Certificates, until the Certificate Principal Balance of such Class A-I Certificates has been reduced to zero;

               (ix) to the Class A-II Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the Group II Overcollateralization Increase Amount for such Distribution Date not covered by clause (v) above to the extent not covered by the Group II Excess Cash Flow for such Distribution Date, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class A-II Certificates has been reduced to zero;

               (x) to the Basic Risk Reserve Fund for distribution to the Class A-I Certificates, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions up to the amount of any Basis Risk Shortfall Carry-Forward Amount on such Distribution Date;

               (xi) to the Trustee, any additional expenses due to it pursuant to this Agreement in excess of $100,000 per year and that have not been remitted pursuant to Section 6.01(b);

               (xii) to the Certificate Insurer any other unpaid amounts;

               (xiii) to the Class B Certificates, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions the Subsidiary REMIC 1 Distribution Amount;

               (xiv) to the Class R-I Certificateholders, the balance, if any, of the Group I Available Distribution Amount.

     (e) On each Distribution Date the Trustee shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 11.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee or, if such Certificateholder has not so notified the Trustee by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts, in each case to the extent of the Group II Available Distribution Amount:

               (i) to the Class A-II Certificateholders, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Net Interest Shortfalls on the Group II Loans (the "Group II Interest Distribution Amount");

               (ii) to the Class A-II Certificateholders, the lesser of (a) the excess of (i) the Group II Available Distribution Amount over
          (ii) the Group II Interest Distribution Amount and (b) the Group II Principal Distribution Amount (other than with respect to clauses
          (iv) and (v) thereof), until the Certificate Principal Balance of the Class A-II Certificates has been reduced to zero;

               (iii) to the Class A-II Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions (such amount, the "Group II Excess Cash Flow") an amount equal to the Realized Losses on the Group II Loans during the immediately preceding Due Period, applied to reduce the Certificate Principal Balance of the Class A-II Certificates, until the Certificate Principal Balance of the Class A-II Certificates has been reduced to zero;

               (iv) to the Class A-II Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions the Group II Overcollateralization Increase Amount for such Distribution Date in reduction of the Certificate Principal Balance thereof until the Certificate Principal Balance of the Class A-II Certificates has been reduced to zero, but only to the extent the Certificate Principal Balance of the Class A-II Certificates after giving effect to the distributions pursuant to clauses (ii) and (iii) above exceeded the sum of (x) the Pre-Funded Amount with respect to Group II plus (y) the aggregate Stated Principal Balance of the Group II Loans, in each case at the end of the immediately preceding Due Period;

               (v) to the Class A-I Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the Group I Overcollateralization Increase Amount for such Distribution Date, in reduction of the Certificate Principal Balance thereof, until the aggregate Certificate Principal Balance of the Class A-I Certificates has been reduced to zero, but only to the extent the aggregate Certificate Principal Balance of the Class A-I Certificates after taking into account the distributions pursuant to Sections 6.01(d)(i), (iii) and
          (iv) hereof exceeded the sum of (x) the Pre-Funded Amount with respect to Group I plus (y) the aggregate Stated Principal Balance of the Group I Loans, in each case at the end of the immediately preceding Due Period and to the extent not covered by the Group I Excess Cash Flow;

               (vi) to the Certificate Insurer, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, in respect of any Group II Cumulative Insurance Payments;

               (vii) to the Certificate Insurer, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, in respect of any Group I Cumulative Insurance Payments, to the extent not covered by the Group I Excess Cash Flow;

               (viii) to the Class A-II Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the Group II Overcollateralization Increase Amount for such Distribution Date, after giving effect to the application of Group II Excess Cash Flow pursuant to clauses (iii) and (iv) above, in reduction of the Certificate Principal Balance of the Class A-II Certificates, until the aggregate Certificate Principal Balance of the Class A-II Certificates has been reduced to zero;

               (ix) to the Class A-I Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the Group I Overcollateralization Increase Amount for such Distribution Date not covered by clause (v) above to the extent not covered by the Group I Excess Cash Flow for such Distribution Date, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class A-I Certificates has been reduced to zero;

               (x) to the Trustee, any additional expenses due to it pursuant to this Agreement in excess of $100,000 per year and that have not been remitted to it pursuant to Section 6.01(b);

               (xi) to the Certificate Insurer, any other unpaid amounts;

               (xii) to the Class B Certificates, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions the Subsidiary REMIC 2 Distribution Amount; and

               (xiii) to the Class R-II Certificateholders, the balance, if any, of the Group II Available Distribution Amount.

     (f) Within five Business Days before the related Distribution Date, the Servicer shall notify the Trustee of the amounts, if any, payable to the Certificate Insurer pursuant to Section 6.01(d)(vi), (vii) and (xii) and 6.01(e)(vi), (vii) and (xi).

     (g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

     (h) Except as otherwise provided in Section 11.01, if the Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 11.01 do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Distribution Account and credited to a separate escrow account for the benefit of such Certificateholders.

     Section 6.02. Statements to the Certificateholders. No later than each Distribution Date, the Trustee shall prepare, based solely on information furnished by the Servicer, and shall provide to each holder of the related Class of Certificates, each Rating Agency, the Certificate Insurer and the Surety a statement setting forth the following information:

               (i) with respect to each Class of Certificates, the amount of such distribution to Holders of such Class allocable to principal. Such statement shall separately identify, in the aggregate and not on a Class by Class basis, the aggregate amount of any Principal Prepayments, Net Liquidation Proceeds and Repurchase Proceeds included in the distribution to all Classes;

               (ii) with respect to each Class of Certificates, the amount of such distribution to Holders of such Class allocable to interest, identifying those cases in which the Class A-I Pass-Through Rate was based on the Weighted Average Net Mortgage Rate for the Group I Loan;

               (iii) the amount of any Class A Interest Shortfall for such Distribution Date and the amount of Class A Unpaid Interest Shortfall;

               (iv) the amount of any Monthly Advances by the Servicer or by the Trustee pursuant to Section 6.03

               (v) the aggregate Stated Principal Balance of the Group I Loans and the Group II Loans, after giving effect to the Group I and Group II Principal Distribution Amount and any Realized Losses for such Distribution Date;

               (vi) the related amount of the Servicing Fees retained by the Servicer and the amount of additional servicing compensation received by the Servicer attributable to penalties, fees and other items;

               (vii) the amount of any Servicing Advances paid by the Servicer or the Trustee;

               (viii) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (1) one Monthly Payment and (2) two Monthly Payments, (3) three or more Monthly Payments, (B) in foreclosure and
          (C) that constitute real estate owned that was acquired through foreclosure or grant of a deed in lieu of foreclosure;

               (ix) the book value (within the meaning of 12 C.F.R.ss.571.13 or comparable provision) of any REO Property (but only to the extent such information is reported by the Servicer to the Trustee);

               (x) the aggregate Net Principal Liquidation Losses for Mortgage Loans that became Liquidated Mortgage Loans during the related Due Period;

               (xi) all Monthly Advances recovered during the related Due Period (but only to the extent such information is aggregated and reported by the Servicer to the Trustee);

               (xii) the Required Payment, if any, the Preference Amount, if any, and the Required Surety Payment, if any, for such Distribution Date;

               (xiii) the aggregate Principal Balance of the Additional Collateral Mortgage Loans;

               (xiv) the Group I and Group II Excess Cash Flow, if any, for such Distribution Date and the aggregate amount of Group I and Group II Excess Cash Flow distributed on such Distribution Date and all prior Distribution Dates;

               (xv) the Class Principal Balance of each Class after giving effect to the distribution on such Distribution Date; and

               (xvi) if such Distribution Date is a Pre-Funding Distribution Date, the amount transferred to the Distribution Account from the Pre-Funding Account.

     The Trustee's responsibility for distributing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information received from the Servicer.

     Notwithstanding the foregoing, the Trustee may make the statements described above available to Certificateholders by way of the Trustee's internet website and its fax-on-demand service. The Trustee's fax-on-demand service shall be accessible by calling (301) 815-6610. The Trustee's internet website shall be located initially at "www.ctslink.com". The Trustee shall provide assistance in using its website or its fax-on-demand service through its customer service desk, which shall be accessible by calling (301) 815-6600. Any Certificateholder that is unable to use either such website or such fax-on-demand service, and so informs the Trustee's customer service desk by telephone, shall be entitled to receive paper copies of such statements via first class mail. The Trustee shall have the right to alter the manner in which such statements are distributed to Certificateholders to make such distribution more convenient and/or to improve access to such statements; provided that the Trustee shall provide the Certificateholders with timely and adequate notification of any such change in manner of distribution.

     Section 6.03. Monthly Advances by the Servicer.

     (a) On the Distribution Account Deposit Date, the Servicer is required to deliver to the Trustee for deposit into the Distribution Account an amount equal to all Monthly Payments, not previously advanced by the Servicer (with interest adjusted to the Mortgage Rate net of the Servicing Fee Rate), which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date. If the Servicer does not make a required Monthly Advance, the Trustee shall make such Monthly Advance on the following Distribution Date. The Trustee shall be reimbursed prior to the Servicer for any Monthly Advances made pursuant to this Agreement.

     (b) The Servicer 's obligation to make Monthly Advances as to any Mortgage Loan shall continue through the remittance date following the earlier to occur of (a) the repurchase of the Mortgage Loan by the Servicer, if applicable, and (b) the acquisition or disposition of title to the related Mortgaged Property through foreclosure or receipt of a deed in lieu of foreclosure; provided, however, that the Servicer shall not be required to make a Monthly Advance if the Servicer determines, in its reasonable judgment, that such Monthly Advance would not be recoverable from Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds or condemnation proceeds) on the related Mortgage Loan and delivers to the Trustee an Officer's Certificate setting forth the basis for such determination; provided, further, that the Servicer shall not be required to make a Monthly Advance with respect to the principal portion of the Monthly Payment for any Mortgage Loan for which a balloon payment is due on the maturity date of such Mortgage Loan. The Trustee may rely conclusively on any determination by the Servicer that a Monthly Advance would not be recoverable.

     (c) In the event that any Mortgage Loan is the subject of a Prepayment Interest Shortfall prior to the Determination Date for a Distribution Date, the Servicer shall be obligated, to the extent of the Servicing Fee for such Distribution Date, to remit to the Trustee for deposit into the Distribution Account on the related Distribution Account Deposit Date, as a reduction of the Servicing Fee (but not in excess thereof) for such Distribution Date, an amount equal to the Prepayment Interest Shortfall; and in the case of such deposit, the Servicer shall not be entitled to any recovery or reimbursement from the Depositor, the Mortgage Loan Seller, the Trustee or the Certificateholders. Such deposited amount shall be part of the Group I or Group II Available Distribution Amount, as applicable, for such Distribution Date.

     Section 6.04. Basis Risk Reserve Fund.

     (a) On the Closing Date, the Trustee shall establish and maintain a Basis Risk Reserve Fund (the "Basis Risk Reserve Fund") for the benefit of the Class A-I Certificateholders in the name of Wells Fargo Bank Minnesota, National Association, as trustee for the benefit of the holders of Morgan Stanley Dean Witter Capital I Trust 2000-1 Class A-I Certificates. The Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be applied for the benefit of the Class A-I Certificateholders.

     (b) On each Distribution Date, as necessary, the Trustee shall transfer from the Distribution Account to the Basis Risk Reserve Fund pursuant to
Section 6.01(d)(x) any Basis Risk Reserve Fund Deposit.

     (c) On each Distribution Date, funds on deposit or deposited on such date to the Basis Risk Reserve Fund shall be applied towards the distribution of any Basis Risk Shortfall Carryforward Amount to the Class A-I
Certificateholders.

     (d) The Trustee shall invest moneys in the Basis Risk Reserve Fund in Eligible Investments as directed by the Holder of the Class B Certificates, which investments shall mature not later than the Distribution Date following the date of such investment and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee. All net income and gain realized from any such investment shall be paid to, and for the benefit of, the Holders of the Class B Certificates on each Distribution Date. To the extent that the Class B Certificateholder does not deposit into the Basis Risk Reserve Fund out of such Holder's own funds immediately as realized without reimbursement the amount of any losses incurred in respect of any such investments (to the extent not offset by income from other such investments), such losses may be offset from the amounts that such holder would otherwise be entitled to receive under Section 6.01(a). The Class B Certificates shall evidence ownership of the Basis Risk Reserve Fund for federal tax purposes and the Holders of a majority Percentage Interest in the Class B Certificates shall direct the Trustee in writing as to the investment of amounts therein.

     (e) Upon termination of the Trust Fund, any amounts remaining in the Basis Risk Reserve Fund shall be distributed to the Holders of the Class B Certificates in the same manner as if distributed pursuant to Section 11.01 hereof.

     Section 6.05. Reports to the Securities and Exchange Commission. Within 15 days after each Distribution Date, the Trustee shall make available on its internet website a copy of the statement to the Certificateholders for such Distribution Date prepared pursuant to Section 6.02 and shall file in a timely manner such statements to the Certificateholders with the Securities and Exchange Commission in a Form 8-K Current Report of the Depositor. Prior to January 30, 2001, the Trustee may, with the consent of the Depositor (which consent shall not be unreasonably withheld), in accordance with industry standards, file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 31, 2001, the Trustee shall file an abbreviated Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file any other necessary and required reports with the Securities and Exchange Commission. The Trustee shall have no responsibility to file any items with the Securities and Exchange Commission other than those specified in this Section 6.05.

                              [End of Article VI]

                                 Article VII

                       THE CERTIFICATE INSURANCE POLICY

     Section 7.01. The Certificate Insurance Policy.

     (a) As to each Distribution Date, the Trustee shall, based on the information required to be provided by the Servicer to the Trustee, determine whether there will be a Required Payment for such Distribution Date. In the event that the Trustee determines that there will be a Required Payment for the related Distribution Date, the Trustee shall complete the notice in the form of Exhibit A to the Certificate Insurance Policy. The Trustee shall submit such notice to the Certificate Insurer no later than 12:00 noon New York City time on the second Business Day preceding such Distribution Date as a claim for an Insured Amount in an amount equal to the Required Payment.

     (b) Upon receipt of Insured Payments from the Certificate Insurer on behalf of Class A Certificateholders, the Trustee shall deposit such Insured Payments in the Distribution Account and shall distribute such Insured Payments, or the proceeds thereof, to the Class A Certificateholders in accordance with Section 6.01.

     (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of any Class A Certificates any Insured Payment from the Certificate Insurer and
(ii) disburse the same to the Holders of such Certificates as set forth in
Section 6.01. Insured Payments disbursed by the Trustee from proceeds of a Certificate Insurance Policy shall be considered payment by the Certificate Insurer and not by the Trust Fund with respect to such Certificates, and the Certificate Insurer shall be entitled to receive the related Reimbursement Amount pursuant to Section 6.01. The Trustee hereby agrees on behalf of each Class A Certificateholder and the Trust Fund for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Holders of such Certificates, the Certificate Insurer will be entitled to receive the related Reimbursement Amount pursuant to Section 6.01.

     (d) Subject only to the priority of payment provisions of this Agreement, each of the Depositor, the Trustee and each Holder of a Class A Certificate acknowledges that, to the extent of any payment made by the Certificate Insurer pursuant to the Certificate Insurance Policy, the Certificate Insurer is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Holders of the Class A Certificates to any moneys paid or payable in respect of the Class A Certificates under this Agreement or otherwise. Each of the Depositor and the Trustee agrees to such subrogation and, further, agrees to execute such instruments and to take such actions as, in the sole judgment of the Certificate Insurer are necessary to evidence such subrogation and, subject to the priority of payment provision of this Agreement, to perfect the rights of the Certificate Insurer to receive any moneys paid or payable in respect of the Class A Certificates under this Agreement or otherwise.

     Section 7.02. The Limited Purpose Surety Bond.

     (a) Not later than the tenth (10th) Business Day prior to each Distribution Date, the Servicer shall notify the Trustee of the Required Surety Payment, if any, due in respect of any Additional Collateral Mortgage Loan that became a Liquidated Mortgage Loan at least ten Business Days (or such shorter period as the Servicer shall determine in its discretion) prior to such tenth (10th) Business Day and that has not been previously reported to the Trustee pursuant to this sentence. Upon its receipt of such notice, the Trustee shall complete the notice in the form of Attachment 1 to the Limited Purpose Surety Bond. The Trustee shall submit such notice to the Surety no later than 12:00 noon New York City time on the fifth (5th) Business Day preceding such Distribution Date as a claim for a Required Surety Payment.

     (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Class A Certificates, the Trustee shall deposit such Required Surety Payment in the Distribution Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with Section 6.01.

     (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of Class A Certificates any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 6.01.

     (d) The Trustee shall not be responsible for the administration of the Limited Purpose Surety Bond, except to the extent described in this Section 7.02.

     Section 7.03. Preference Claims

     (a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Insured Payment has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Certificate Insurer, shall comply with the provisions of Certificate Insurance Policy to obtain payment by the Certificate Insurer of such voided Insured Payment, and shall, at the time it provides notice to the Certificate Insurer, notify, by mail to the Class A Certificateholders of the affected Class A Certificates that, in the event any Certificateholder's Insured Payment is so recovered, such Certificateholder will be entitled to payment pursuant to the Certificate Insurance Policy, a copy of which shall be made available through the Trustee, the Certificate Insurer or its fiscal agent, if any, its records evidencing the payments which have been made by the Trustee and subsequently recovered from the Certificateholders, and dates on which such payments were made.

     (b) The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action, or which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any payment made with respect to the Certificates. Each Certificateholder, by its purchase of Certificates, the Servicer and the Trustee agree that, the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to, and each Certificateholder, the Servicer and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of the Servicer, the Trustee and each Certificateholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

     (c) The Trustee shall, upon retirement of the Class A Certificates, furnish to the Certificate Insurer a notice of such retirement, and, upon retirement of the Certificates and the expiration of the term of Certificate Insurance Policy, surrender the Certificate Insurance Policy to the Certificate Insurer for cancellation.

     (d) Unless a Certificate Insurer Default exists and is continuing, the Trustee and the Trust Fund shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests hereunder without limiting the rights to affecting the interests of the Certificateholders as otherwise set forth herein.

     (e) Each Certificateholder, by its purchase of Certificates, and the Trustee hereby agree that, unless a Certificate Insurer Default exists and is continuing, the Certificate Insurer shall have the right to direct all matters relating to the Certificates in any proceeding in a bankruptcy of the Trust, including without limitation any proceeding relating to a Preference Amount and the posting of any surety or note pending any such appeal.

                             [End of Article VII]

                                 Article VIII

            THE DEPOSITOR THE MORTGAGE LOAN SELLER AND THE SERVICER

     Section 8.01 Respective Liabilities of the Depositor and the Mortgage Loan Seller and the Servicer. The Depositor, the Mortgage Loan Seller and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

     Section 8.02 Limitation on Liability of the Depositor, the Mortgage Loan Seller and Others. None of the Depositor, the Mortgage Loan Seller, the Servicer or any of the directors, officers, employees or agents of the Depositor, the Mortgage Loan Seller or the Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Mortgage Loan Seller , the Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Mortgage Loan Seller, the Servicer or any such Person from any liability that would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Mortgage Loan Seller and any director, officer, employee or agent of the Depositor or the Mortgage Loan Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Mortgage Loan Seller, the Servicer and any director, officer, employee or agent of the Depositor, the Mortgage Loan Seller and the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Mortgage Loan Seller or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and that in its opinion may involve it in any expense or liability; provided, however, that the Depositor, the Mortgage Loan Seller or the Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder.

     Section 8.03. Servicer Indemnity.

     The Servicer shall indemnify the Trust Fund against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from claims or actions that were caused by or resulted from the failure of the Servicer to perform its duties and to service the Mortgage Loans in accordance with the terms of this Agreement, the Servicer's willful misfeasance, bad faith or negligence or its negligent disregard of its obligations.

                             [End of Article VIII]

                                  Article IX

                                    DEFAULT

     Section 9.01. Events of Default. If one or more of the following Events of Default shall occur and be continuing:

               (i) any failure by the Servicer to remit to the Trustee any payment or Monthly Advance required to be made or distributed under the terms of this Agreement (including but not limited to an Monthly Advance pursuant to Section 6.03); provided that if the Certificate Insurer determines that the Servicer is using its reasonable best efforts to so remit, to any such payment or Monthly Advance, then such failure shall be an Event of Default only if such failure continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer by the Trustee, the Certificate Insurer, the Surety, the Mortgage Loan Seller or the Depositor or (B) to the Servicer, the Trustee, the Certificate Insurer, the Surety, the Mortgage Loan Seller and the Depositor by the Holders of Certificates of all Classes evidencing not less than 25% of the Trust Fund (based on the outstanding principal balances of the Certificates); provided that if -------- the Servicer fails to make any remittance required to be made by the Servicer to the Distribution Account on the Distribution Account Deposit Date, the Servicer shall pay to the Trustee, for the account of the Trustee, interest on any amount not timely remitted at the prime rate from and including the day the remittance was required to be made to, but not including, the day on which such remittance is actually made; or

               (ii) if the written notice described in paragraph (i) above has been given twice during any twelve-month period, any subsequent failure during such twelve-month period to remit to the Trustee, any payment required to be made or distributed under the terms of this Agreement other than for reasons outside of the Servicer's control; or

               (iii) failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer by the Trustee, the Certificate Insurer, the Surety, the Mortgage Loan Seller or the Depositor or (B) to the Servicer, the Trustee, the Certificate Insurer, the Surety, the Mortgage Loan Seller and the Depositor by the Holder of Certificates of Classes evidencing not less than 25% of the Trust Fund (based on the outstanding principal balances of the Certificates); or any representation or warranty on the part of Servicer set forth in Section 3.02(b) shall prove to be untrue or incomplete in any material respect and such breach, if capable of cure, is not cured in all material respects within 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given (A) to the Servicer by the Trustee, the Certificate Insurer, the Surety, the Mortgage Loan Seller or the Depositor or (B) to the Servicer, the Trustee, the Certificate Insurer, the Surety, the Mortgage Loan Seller and the Depositor by the Holder of Certificates of Classes evidencing not less than 25% of the Trust Fund (based on the outstanding principal balances of the Certificates); or

               (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a trustee, conservator, receiver, liquidator, assignee, custodian or sequestrator (or other similar official) for the Servicer or any substantial part of its property in any federal or state bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (v) the Servicer shall consent to the appointment of a trustee, conservator, receiver, liquidator, assignee, custodian or sequestrator (or other similar official) in, or commence a voluntary case under any federal or state bankruptcy insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

               (vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Trustee shall notify the Certificateholders, the Certificate Insurer, the Surety and each Rating Agency of such Event of Default. If an Event of Default described above shall have occurred, subject to Section 9.02 and 9.03, the Trustee may (with the consent of the Certificate Insurer and the Surety), and at the written direction of the Certificate Insurer, the Surety or the Holders of Certificates evidencing not less than 25% of the Trust Fund (with the consent of the Certificate Insurer and the Surety), shall, by notice in writing to the Servicer, in addition to whatever rights the Trustee may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 9.02. Upon written request from the Trustee, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Mortgage Files and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The Servicer agrees to cooperate with the Trustee and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Collection Account or thereafter received with respect to the Mortgage Loans. Notwithstanding the foregoing, the Servicer shall continue to service the Mortgage Loans pursuant to this Agreement until a successor servicer assumes the obligations of the Servicer hereunder.

     Section 9.02. Waiver of Defaults. The Trustee may, with the consent of the Certificate Insurer and the Surety and shall at the direction of the Certificate Insurer and the Surety, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except that a default in the making of any required distribution on any of the Certificates may only be waived by the affected Certificateholders, the Certificate Insurer and the Surety. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right contingent thereon except to the extent expressly so waived.

     Section 9.03. Trustee to Act; Appointment of Successor.

     (a) Within 90 days of the time the Servicer (and the Trustee, if notice is sent by the Holders) receives a notice of termination pursuant to Section 9.01, the Trustee (or such other successor Servicer as is approved in accordance with this Agreement) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions thereof arising on and after its succession. Notwithstanding the foregoing, the parties hereto agree that the Trustee, in its capacity as successor Servicer, immediately will assume all of the obligations of the Servicer to make advances. Notwithstanding the foregoing, the Trustee, in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts. As compensation therefor, the Trustee (or such other successor Servicer) shall be entitled to such compensation as the Servicer would be entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Servicer or (ii) if the Trustee is legally unable so to act, the Trustee shall with the consent of the Certificate Insurer appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates by the Rating Agencies as evidenced by a letter to such effect from the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to this Agreement (or such other compensation as the Trustee and such successor shall agree). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy to indemnify the Trustee, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer or the Trustee (in which case the successor Servicer or the Trustee, as applicable, shall be entitled to reimbursement therefor from the assets of the Trust) pursuant to
Section 6.01(b).

     (b) Nothing in Section 9.03(a) shall limit the right of the Certificate Insurer to appoint a successor Servicer (reasonably acceptable to the Trustee) in the event of a termination of the Servicer pursuant to Section 9.01. If the Certificate Insurer appoints a Person other than the Trustee as successor Servicer, such Person and not the Trustee shall assume all of the responsibilities, duties or liabilities of the Servicer hereunder. In the event that the Certificate Insurer selects a Person other than the Trustee as successor Servicer, the Trustee shall continue to be obligated to act pursuant to Section 9.03 if such Person is removed as Servicer.

     Section 9.04. Notification to Certificateholders.

     (a) Upon any such termination pursuant to Section 9.01, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency, the Certificate Insurer and the Surety.

     (b) Within 60 days after obtaining actual knowledge of the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default has been cured or waived.

     Section 9.05. Rights of the Certificate Insurer to Exercise Rights of the Class A Certificateholders. By accepting its Certificate, each Class A Certificateholder agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall be subrogated to the rights of the Class A Certificateholders and shall be deemed to be the Class A Certificateholders for all purposes (other than with respect to payment on the Class A Certificates) and shall have the right to exercise all rights of the Class A Certificateholders under this Agreement without any further consent of the Class A Certificateholders, including, without limitation:

     (a) the right to require the Mortgage Loan Seller to repurchase Mortgage Loans pursuant to Section 2.02 or 3.02;

     (b) the right to give notices of breach or to terminate the rights and obligations of the Servicer pursuant to Section 9.01 and to consent to or direct waivers of Servicer defaults pursuant to Section 9.02;

     (c) the right to direct actions of the Trustee pursuant to Section 9.01;

     (d) the right to remove the Trustee pursuant to Section 10.07;

     (e) the right to direct foreclosures upon the failure of the Servicer to do so in accordance with this Agreement; and

     (f) any rights or remedies expressly given the Class A
Certificateholders.

     Section 9.06. Servicing Trigger; Removal of Servicer.

     (a) Upon the occurrence of a Servicing Trigger, the Certificate Insurer shall give notice of such Servicing Trigger to the Servicer, the Depositor, the Trustee and to each Rating Agency.

     (b) At any time after such determination, the Certificate Insurer may direct the Trustee to remove the Servicer if the Certificate Insurer makes a good faith determination that the manner of servicing was a factor contributing to the size of the delinquencies or losses incurred in the Trust Fund; provided, however, if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that any such event was due to circumstances beyond the control of the Servicer, such event shall not require the removal of the Servicer; notwithstanding the foregoing, the Certificate Insurer may direct the Trustee to remove the Servicer in the event that there is a draw by the Trustee on the Certificate Insurance Policy.

     (c) Upon receipt of directions to remove the Servicer pursuant to the preceding clause (b), the Trustee shall notify the Servicer that the Servicer has been terminated and the Servicer shall be terminated in the same manner as specified in Section 9.01 and 9.02.

     (d) After notice of occurrence of a Servicing Trigger has been given and while a Servicing Trigger is continuing, until and unless the Servicer has been removed as provided in clause (b), the Servicer covenants and agrees to act as the Servicer until the earlier to occur of (i) for a term from the occurrence of the Servicing Trigger to the end of the calendar quarter in which such Servicing Trigger occurs and (ii) until a successor is duly appointed.

     (e) No provision of this Section 9.06 shall have the effect of limiting the rights of the Depositor, the Trustee, the Certificateholders or the Certificate Insurer under Section 9.01.

In addition, each Class A Certificateholder agrees that unless a Certificate Insurer Default exists, the rights specifically enumerated in this Agreement may be exercised by the Class A Certificateholders only with the prior written consent of the Certificate Insurer.

                              [End of Article IX]

                                  Article X

                            CONCERNING THE TRUSTEE

     Section 10.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to, and is empowered to, perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee as enumerated in this Agreement shall not be construed as a duty; provided that in case an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such man's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own intentional misconduct, and, if the Trustee is acting as the successor Servicer pursuant to Section 9.03, its own willful misconduct with respect to its servicing obligations; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

               (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence at least 25% of the Trust Fund (on the basis of the outstanding principal balances of the Certificates) with the consent of the Certificate Insurer and the Surety as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

     Section 10.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 10.01:

               (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

               (iv) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the fact or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing at least 25% of the Trust Fund (on the basis of the outstanding principal balances of the Certificates); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation; and

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

     Section 10.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly authenticated by it) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or the Servicer.

     Section 10.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 10.05. Trustee's Compensation and Reimbursement. The Trustee shall be entitled to receive, on each Distribution Date, the Trustee Fee for such Distribution Date, pursuant to Section 6.01, as compensation for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Upon the resignation or removal of the Trustee, the Trustee shall only be entitled to its Trustee Fees accrued up to the time of such resignation or removal and shall thereafter not be entitled to any additional Trustee Fees. Notwithstanding anything to the contrary in this Agreement, the provisions of this Section shall survive the termination or assignment of this Agreement and the resignation or removal of the Trustee herein.

     The Trust Fund agrees to indemnify the Trustee and each of its directors, officers, employee and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of, or in connection with, the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder; provided, however that unless a Certificate Insurer Default exists, the Trustee shall notify the Certificate Insurer of such legal action (provided that the failure to notify the Certificate Insurer shall not waive the rights of the Trustee to indemnification) and such indemnification of the Trustee out of the Distribution Account and in accord with the provisions set forth in Section 6.01 shall be preconditioned on the Trustee's duty (i) to allow the Certificate Insurer to control the defense or settlement of any such action and (ii) to allow the Certificate Insurer to direct the Trustee with respect thereto; provided, further, that (a) if the Certificate Insurer does not assume control of the defense of any such action within a reasonable period of time after the filing of such action, the Trustee shall have the right to act on its own in defending the action until such time as the Certificate Insurer assumes control of the defense, (b) the Trustee along with the Certificate Insurer shall have the right to consent to any counsel hired to defend the Trustee (which consent of the Trustee shall not be unreasonably withheld) and (c) the Trustee along with the Certificate Insurer shall have the right to consent to any settlement if the amount of such settlement is less than full indemnification or the Trustee would not be fully released from liability with respect to such action as a result of such settlement; and provided, further, however, that if in the good faith judgment of the Trustee any such claims involve issues or matters as to which the Trustee reasonably determines that the interests of the Trustee or any Certificateholder (other than the Class A Certificateholders) may be in addition to or differ from the interests of the Certificate Insurer, the Trustee shall be entitled to indemnification of costs and expenses of the defense of such additional or differing claims without any precondition to allow the Certificate Insurer to control the defense of such claims and the Certificate Insurer shall have no right to control the defense or settlement of any such claims. Any amounts payable to the Trustee and its directors, officers, employees or agents, in respect of indemnification provided by this paragraph, or pursuant to any other right of reimbursement pursuant to this Agreement that the Trustee and its agents may have hereunder in its capacity as such may be withdrawn by the Trustee from the Distribution Account and paid to the itself, or its agents, at any time pursuant to Section 6.01. .

     Section 10.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation or association having its principal office in a state and city acceptable to the Depositor and the Certificate Insurer and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. The Trustee shall not be an affiliate of the Mortgage Loan Seller or the Depositor. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.07.

     Section 10.07. Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer, any Sub-Servicer, the Certificate Insurer, the Surety, the Mortgage Loan Seller and the Rating Agencies. Upon receiving such notice of resignation, the Depositor and the Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee; provided that such appointment does not result in a reduction or withdrawal of the rating of the Class A Certificates, and provided further, that, so long as such consent is not unreasonably withheld, the Certificate Insurer and the Surety consents to such appointment. The Depositor and the Servicer shall make a good faith effort to appoint a successor within 30 days of its receipt of such notice. If the Depositor and the Servicer do not appoint a successor Trustee within such 30 day period and they are not making a good faith effort to appoint a successor Trustee, then the Certificate Insurer or the Surety may appoint a successor Trustee. The Depositor and the Servicer shall indemnify the Trustee for any loss, liability, or expense incurred as a result of the Depositor's and the Servicer's failure to make a good faith effort to appoint a successor Trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 10.06, (ii) the Depositor and the Servicer have delivered to the Trustee a letter from any Rating Agency to the effect that the rating of the Class A Certificates has been or is about to be reduced or withdrawn on account of a reduction in the long-term credit rating of the Trustee or the parent of the Trustee and the Trustee shall fail to resign after written request therefor by the Depositor and the Servicer, or (iii) the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor and the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     The Holders of Certificates evidencing in the aggregate more than 50% of the Trust Fund (on the basis of the outstanding principal balances of the Certificates) may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. If the Trustee is removed without cause, the terminating party shall be responsible for all expenses incurred in connection with the removal of the Trustee and the assumption of the Trustee's duties by a successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 10.08.

     Section 10.08. Successor Trustee. Any successor trustee appointed as provided in Section 10.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and the Depositor, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 10.06 and the Depositor shall have received written notice from each Rating Agency that the appointment of the successor trustee will not result in reduction of the then current rating on the Class A Certificates.

     Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register, and to each Rating Agency, the Servicer, any Sub-Servicer, the Certificate Insurer, and the Surety. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

     Section 10.09. Merger or Consolidation of Trustee. Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 10.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 10.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 10.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 10.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 10.08 hereof. No co-trustee shall be obligated to make any Monthly Advances required pursuant to Section 6.03.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 10.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of it estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 10.11. Appointment of Office or Agency. The Trustee may appoint an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. As of the Closing Date, the Trustee designates its offices located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 for purposes of surrendering Certificates for registration, transfer, exchange or termination. The Trustee will maintain an office at the address stated in Section 12.08 hereof where notices and demands to or upon the Trustee in respect of the Certificates may be served.

                              [End of Article X]

                                  Article XI

                                  TERMINATION

     Section 11.01. Termination. Subject to Section 11.02, the respective obligations and responsibilities of the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee (except the duty to pay the Trustee's fees and expenses and indemnification hereunder) created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase of all Mortgage Loans (and REO Properties) remaining in the Trust Fund as described below and (b) the later of (i) the maturity or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property; and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement and the expiration of the term of the Certificate Insurance Policy. In no event shall the trusts created hereby continue beyond the earlier of: (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof or (ii) the Distribution Date in October 2035 .

     Subsidiary REMIC 1 or Subsidiary REMIC 2 may be terminated without terminating the other REMICs or the Trust Fund upon the purchase by the Holders of a majority percentage interest in the Class R-I Certificates or Class R-II Certificates, respectively, on any Distribution Date on or after the Initial Optional Termination Date for the Class A-I or Class A-II Certificates, respectively, at the price equal to the sum of (i) 100% of the stated Principal Balance of Group I Loans or Group II Loans, respectively (other than in respect of REO Property) plus any unreimbursed Monthly Advances or Servicing Advances with respect thereto and accrued and unpaid interest thereon at the applicable weighted average Mortgage Rate (net of the related Servicing Fee Rate) in effect for such Distribution Date to but not including such Distribution Date; (ii) the appraised value of any REO Property (up to the stated Principal Balance of the related Mortgage Loan) (less the good faith estimate of the Servicer of Servicing Advances to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer, the Mortgage Loan Seller and the Trustee; and (iii) any amounts then owed to the Trustee and/or the Certificate Insurer with respect to the Group I Loans or the Group II Loans, as applicable under this Agreement,

     If on any Determination Date, (i) the Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Account, the Servicer shall inform the Trustee, whereupon the Trustee shall send a final distribution notice promptly to each Certificateholder or (ii) the Trustee determines that a Class of Certificates shall be retired after a final distribution on such Class, the Trustee shall notify the Certificateholders within five (5) Business Days after such Determination Date that the final distribution in retirement of such Class of Certificates is scheduled to be made on the immediately following Distribution Date. Any final distribution made pursuant to the immediately preceding sentence will be made only upon presentation and surrender of the related Certificates at the Corporate Trust Office of the Trustee.

     Notice of any final distribution due to a complete or partial termination described in the first or second paragraph of this Section, specifying the Distribution Date upon which all or the related Class A Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by the Trustee by letter to Certificateholders, the Certificate Insurer, the Surety and the Rating Agencies mailed no later than the 22nd day of the month preceding the month of such final distribution; provided, that in the event the Trustee determines that the Trust Fund will be terminated pursuant to clause (a) of the first paragraph of this Section 11.01, the Trustee shall notify the Certificateholders thereof no later than the twelve (12th) day preceding such final distribution. If the Holders of a majority Percentage Interest in the Class R-I or Class R-II Certificate on or after the Initial Optional Termination Date for the Class A-I or Class A-II Certificates, respectively, elect to terminate the Subsidiary REMIC 1 or Subsidiary REMIC 2, respectively, pursuant to the second paragraph of this
Section 11.01, at least 15 days prior to the date notice is to be mailed to the affected Certificateholders, the Holder of the related Class R Certificate shall notify the Depositor and the Trustee of the date such Holders intend to terminate the related REMIC and of the applicable purchase price of the Mortgage Loans, REO Properties and of any amounts then owed to the Certificate Insurer hereunder. Any such notice shall specify (i) the Distribution Date upon which final payment on the Class A-I or Class A-II Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final payment,
(iii) the location of the office or agency at which such presentation and surrender must be made, and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of such Certificates at the office or agency of the Trustee therein specified. After giving such notice, the Trustee shall not register the transfer or exchange of any Certificates.

     In the event notice of termination pursuant to the second paragraph of this Section is given, the related Class R Certificateholders shall deliver to the Trustee for deposit in the Distribution Account, no later than 10:00 a.m. New York time on the day prior to the applicable Distribution Date, an amount equal to the price set forth in the second paragraph of this Section 11.01. Following such final deposit the Trustee shall promptly release to the Class R Certificateholders the Mortgage Files for the remaining Group I Loans or Group II Loans, as applicable and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer and shall have no further responsibility with regard to such Mortgage Files.

     Upon presentation and surrender of the Certificates then outstanding, the Trustee shall on the final Distribution Date therefor distribute in the following amounts and order of priority, to the extent of available funds on deposit in the Distribution Account, (i) as to the Trustee, the Certificate Insurer and the Holders of the Class A and Class B Certificates then outstanding, the amounts otherwise distributable to the Trustee, the Certificate Insurer and the Holders of such Classes of Certificates on such Distribution Date pursuant to Section 6.01(a); (ii) as to the Trustee and the Certificate Insurer, any other amounts then owed to them under this Agreement; and (iii) as to the related Class R Certificates, the amount, if any, that remains on deposit in the Distribution Account (other than the amounts retained with respect to the Group I Loan or the Group II Loans, as applicable to meet claims) after application pursuant to clauses (i) and (ii) above.

     If the Class R Certificateholders do not exercise their option to terminate the Subsidiary REMIC 1 or Subsidiary REMIC 2 pursuant to this
Section 11.01, the Certificate Insurer or the Surety may, on or after the Initial Optional Termination Date, do so on the same terms as the Class R Certificateholders; provided that any amount distributable to the holder of the related Class R Certificates pursuant to clause (iii) of the immediately preceding paragraph shall continue to be payable to such Holder, rather than to the Certificate Insurer.

     In the event that any affected Certificateholders shall not present and surrender Certificates within three months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to present and surrender their Certificates and receive the final distribution with respect thereto. If within three months after the second notice all the applicable Certificates shall not have been surrendered, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. Subject to applicable laws with respect to escheat of funds, any money held in the Distribution Account for the benefit of the remaining Certificateholders and remaining unclaimed for one year after the second notice has been given shall be discharged from the Trust Fund and be paid to the Class R Certificateholder; and the remaining related Certificateholders shall thereafter, as unsecured general creditors, look only to the Class R Certificateholders for payment thereof (but only to the extent of the amounts so paid to the related Class R Certificateholder), and all liability of the Trustee with respect to such trust money shall thereafter cease.

     Section 11.02. Additional Termination Requirements.

     (a) In the event a Class R Certificateholder exercises its option to terminate the Trust Fund as provided in Section 11.01, Subsidiary REMIC 1 or Subsidiary REMIC 2, as applicable shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Independent Counsel, at the expense of the Class R Certificateholder, to the effect that the failure to comply with the requirements of this Section
11.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the related REMIC as defined in Section 860F of the Code, or
(ii) cause the related REMIC (exclusive of the Flex Source(TM) Pledge Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Basis Risk Reserve Fund (including the funds therein)) to fail to qualify as a REMIC at any time that any related Certificates are outstanding:

               (i) The Mortgage Loan Seller shall establish a 90-day liquidation period and notify the Trustee thereof, which shall in turn specify the first day of such period in a statement attached to the final tax returns of the Trust Fund pursuant to Treasury Regulation ss. 1.860F-1. The Mortgage Loan Seller shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Independent Opinion of Counsel obtained at the expense of the Mortgage Loan Seller;

               (ii) During such 90-day liquidation period, and at or prior to the Distribution Date for the final distribution, the Mortgage Loan Seller as agent of the Trustee shall sell all of the assets of the Trust Fund for cash; and

               (iii) At the time of the final payment on the related Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the related Class R Certificateholder all cash on hand (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

     (b) By their acceptance of the Class R Certificates, the Holders thereof hereby authorize the Mortgage Loan Seller to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Holders of the Class R Certificates.

     Section 11.03. Optional Certificate Purchase. If at any time on or after the Initial Optional Termination Date, the Holders of a majority Percentage Interest in the Class R-I Certificates Holders of the related Loan Group notify the Mortgage Loan Seller, the Depositor, the Certificate Insurer, the Surety and the Trustee of their intention to purchase all Class A-I or Class A-II Certificates, respectively then outstanding and not otherwise held by it on the immediately following Distribution Date, the Trustee shall notify the Holders of the related Class of Class A Certificates and the Rating Agencies within two Business Days after its receipt of the aforementioned notice (but in no event later than the fifteenth day preceding such Distribution Date on which such optional Certificate purchase is to be exercised) that the final distribution to such Certificateholders is scheduled to be made, and the ownership of all such Certificates is to be transferred to the Class R Certificates on the specified Distribution Date. Any final distribution made pursuant to the immediately preceding sentence shall be made only upon the deposit in the Distribution Account by the Class R Certificateholders of an amount equal to the sum of the aggregate of the Class related Principal Balance, together with accrued and unpaid interest at the Class A Pass-Through Rate and any Class A Unpaid Interest Shortfall for such Distribution Date (the "Optional Purchase Distribution Amount").

     Notice of the purchase of a Class of Class A Certificates shall be given by the Trustee by letter to Certificateholders, the Certificate Insurer, the Surety and the Rating Agencies in accordance with the terms and conditions set forth in the third paragraph of Section 11.01.

     In the event such notice is given, the related Class R Certificateholder shall deliver to the Trustee for deposit in the Distribution Account, no later than 10:00 a.m. New York time on the day prior to the Distribution Date on which such optional Certificate purchase is to be exercised, an amount equal to the Optional Purchase Distribution Amount.

     In the event that any affected Certificateholders shall not present and surrender Certificates within three months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to present and surrender their Certificates and receive the final distribution with respect thereto. If within three months after the second notice all the applicable Certificates shall not have been surrendered, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. Subject to applicable laws with respect to escheat of funds, any money held in the Distribution Account for the benefit of the remaining Certificateholders and remaining unclaimed for one year after the second notice has been given shall be discharged from the Trust Fund and be paid to the related Class R Certificateholders; and the remaining affected Certificateholders shall thereafter, as unsecured general creditors, look only to the related Class R Certificateholder for payment thereof (but only to the extent of the amounts so paid to the Class R Certificateholder), and all liability of the Trustee with respect to such trust money shall thereafter cease.

     Notwithstanding the foregoing, upon the distribution to such Certificateholders of the Optional Purchase Distribution Amount on the applicable Distribution Date, all Certificates then outstanding and theretofore held by such Certificateholders shall be transferred on the Certificate Register to the Holders of the Class R Certificates exercising this optional Certificate purchase, whereupon such Class R Certificateholders shall be deemed to be the Holders of all the Certificates of the affected Class of Class A Certificate as of the immediately preceding Record Date.

                              [End of Article XI]

                                 Article XII

                           MISCELLANEOUS PROVISIONS

     Section 12.01. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 12.02. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust Fund, nor otherwise affect the rights, obligations, and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, the Certificate Insurance Policy or the Limited Purpose Surety Bond, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and the Holders of Certificates evidencing in the aggregate not less than 25% of the Trust Fund (on the basis of the principal balances of the Certificates) shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 12.03. Amendment. This Agreement may be amended from time to time by the Depositor, the Mortgage Loan Seller, the Servicer and the Trustee, with the consent of the Certificate Insurer and the Surety and without the consent of any of the Certificateholders, (i) to cure or correct any ambiguity, mistake or error, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Certificates were offered, (iii) to obtain a rating by a nationally recognized rating agency or to maintain or improve the rating of the Class A Certificates then given by a rating agency (it being understood that, after obtaining the rating of the Class A Certificates at the Closing Date, none of the Trustee, the Depositor, the Mortgage Loan Seller or the Servicer is obligated to obtain, maintain or improve any rating of any Class of Certificates), or (iv) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners if book-entry registration of the Class A Certificates is no longer permitted; provided that, in the case of clause (iv), such action shall not, as evidenced by an Opinion of Independent Counsel, adversely affect in any material respect the interests of any Certificateholder.

     This Agreement may also be amended from time to time by the Depositor, the Mortgage Loan Seller, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby, evidencing, as to each such Class, Percentage Interests aggregating not less than 66% and the consent of the Certificate Insurer and the Surety, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or
(ii) reduce the aforesaid percentage of Certificates of any class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     The Depositor, the Mortgage Loan Seller, the Servicer and the Trustee, may from time to time amend this Agreement without the consent of any of the Certificateholders, the Certificate Insurer or the Surety to modify, eliminate or add to any of the provisions hereof to the extent necessary to maintain the qualification of each of the Subsidiary REMIC 1, Subsidiary REMIC 2 and the Master REMIC (exclusive of the Flex Source(TM) Pledge Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Basis Risk Reserve Fund (including the funds therein)) as a REMIC or to avoid the imposition of any material tax liability thereon at all times that any Certificate is outstanding.

     Promptly after the execution of any such amendment the Trustee shall furnish written notification of such amendment to each Certificateholder, the Certificate Insurer, the Surety and the Rating Agencies.

     It shall not be necessary for the consent of Certificateholders under this Section 12.03 to approve the particular form of any proposed amendment but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Notwithstanding any provisions of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall first receive an Opinion of Counsel to the effect that such amendment will not result in the imposition of a tax on the Trust Fund or cause any of Subsidiary REMIC 1, Subsidiary REMIC 2 or the Master REMIC (exclusive of the Flex Source(TM) Pledge Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Basis Risk Reserve Fund (including the funds therein)) fail to qualify as a REMIC at any time that any Certificates are outstanding. In no event shall any Opinion of Counsel provided pursuant to this Section 12.03 be an expense of the Trustee.

     Section 12.04. The Certificate Insurer; Surety. The Certificate Insurer is a third-party beneficiary of this Agreement. Any right conferred to the Certificate Insurer shall be suspended during any period in which there exists a Certificate Insurer Default. During any period of suspension the Certificate Insurer's rights thereunder shall vest in the Holders of the Class A Certificates and shall be exercisable by the Holders of at least a majority in Percentage Interest of the Class A Certificates then outstanding. At such time as the Class A Certificates are no longer outstanding hereunder and the Certificate Insurer has been reimbursed for all Reimbursement Amounts to which it is entitled hereunder and has been paid all Premium Amounts due and owing under the Insurance Agreement, the Certificate Insurer's rights hereunder shall terminate.

     The Surety is a third-party beneficiary of this Agreement. Any right conferred to the Surety shall be suspended during any period in which the Surety is in default in its payment obligations under the Limited Purpose Surety Bond. During any period of suspension the Surety's rights hereunder shall vest in the Holders of the Certificates and shall be exercisable by the Holders of at least a majority in Percentage Interest of each Class of Certificates then outstanding. At such time as the Certificates are no longer outstanding hereunder, the Surety's rights hereunder shall terminate.

     Section 12.05. Recordation of Agreement; Counterparts. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Mortgage Loan Seller at the Mortgage Loan Seller's expense on direction of the Trustee accompanied by an Opinion of Counsel (which shall not be an expense of the Trustee) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or the Certificate Insurer or is necessary for the administration or servicing of the Mortgage Loans.

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 12.06. Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

     Section 12.07. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 12.08. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Depositor, Morgan Stanley Dean Witter Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Morgan Stanley Dean Witter Capital I 2000-1 Trust, (ii) in the case of the Servicer, Morgan Stanley Dean Witter Credit Corporation, 2500 Lake Cook Road, 3 West, Riverwoods, Illinois 60015, Attention: David L. Bianucci, (iii) in the case of the Mortgage Loan Seller, Morgan Stanley Dean Witter Credit Corporation, 2500 Lake Cook Road, 3 West, Riverwoods, Illinois 60015, Attention: David L. Bianucci, (iv) in the case of the Trustee, at the Corporate Trust Office,
Attention: Morgan Stanley Dean Witter Capital I, Mortgage Pass-Through Certificates, Series 2000-1 with a copy to 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention: Morgan Stanley Dean Witter Capital 2000-1 Trust, Mortgage Pass-Through Certificates, Series 2000-1, or, with respect to custodial matters, 1015 18th Avenue, S.E., Minneapolis, Minnesota 55414, Attention: Morgan Stanley Dean Witter Capital 2000-1 Trust, Mortgage Pass-Through Certificates, Series 2000-1, (v) in the case of Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Structured Finance Surveillance, (vi) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Mortgage Surveillance Group, (vii) in the case of the Certificate Insurer and the Surety, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004,
Attention: Consumer Asset Backed Securities, or (viii) in the case of any of the foregoing persons, such other addresses as may hereafter be furnished by any such persons to the other parties to this Agreement. Notice to a Certificateholder shall be sent U.S. mail first class postage prepaid and shall be deemed given when mailed addressed to the address shown in the Certificate Register, by facsimile or by electronic mail.

                             [End of Article XII]

     IN WITNESS WHEREOF, the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        MORGAN STANLEY DEAN WITTER
                                          CAPITAL I, INC., as the Depositor


                                        By  /s/ Cecilia Tarrant
                                            --------------------------------
                                            Name:   Cecilia Tarrant
                                            Title:



                                        MORGAN STANLEY DEAN WITTER
                                         CREDIT CORPORATION,
                                         as Servicer and Mortgage Loan Seller


                                        By  /s/ David L. Bianucci
                                            ---------------------------------
                                            Name:   David L. Bianucci
                                            Title:



                                        Wells Fargo Bank Minnesota,
                                           National Association,
                                           as Trustee


                                        By  /s/ Peter A. Gobell
                                            ---------------------------------
                                            Name:   Peter A. Gobell
                                            Title:

STATE OF      )
              )  ss.:
COUNTY OF     )

     The foregoing instrument was acknowledged before me this ___ day of July, 2000, by_____________, as ______________________ of Morgan Stanley Dean Witter
Capital I, Inc., a Delaware corporation, on behalf of the corporation.
He/She/They

(  ) is/are personally known to me; or
( ) produced a ________ driver's license as identification; or ( ) produced _________________ as identification.


                                                  _____________________________

                                                  _____________________, Notary
                                                  Public, State of New York

                                                  My commission expires: ______
                                                  Serial No.__________

                                                             (Notarial Seal)

STATE OF      )
              )  ss.:
COUNTY OF     )

     The foregoing instrument was acknowledged before me this ___ day of July, 2000, by_____________, as ______________________ of Morgan Stanley Dean Witter
Credit Corp., a Delaware corporation, on behalf of the corporation.
He/She/They

(  ) is/are personally known to me; or
( ) produced a ________ driver's license as identification; or ( ) produced _________________ as identification.


                                                  _____________________________

                                                  _____________________, Notary
                                                  Public, State of New York

                                                  My commission expires: ______
                                                  Serial No.__________

                                                             (Notarial Seal)

STATE OF      )
              )  ss.:
COUNTY OF     )

         On the ____ day of July 2000, before me, a notary public in and for said State, personally appeared _____________, known to me to be an ______________ of Wells Fargo Bank Minnesota, National Association, that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking association, and acknowledged to me that such banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written.

                                                  _____________________________

                                                  _____________________, Notary
                                                  Public, State of New York

                                                  My commission expires: ______
                                                  Serial No.__________

                                                             (Notarial Seal)

                                  EXHIBIT A-1

                    MORTGAGE LOAN SCHEDULE FOR LOAN GROUP I


                        [On File With Brown & Wood LLP]

                                  EXHIBIT A-2

                   MORTGAGE LOAN SCHEDULE FOR LOAN GROUP II


                      [On File With the Brown & Wood LLP]

                                   EXHIBIT B


                          [CONTENTS OF MORTGAGE FILE]

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items:

          A.   With respect to Residential Mortgage Loans:

               (i) the original note or other evidence of indebtedness (the "Mortgage Note") of the obligor thereon (each such obligor, a "Mortgagor") bearing all intervening endorsements, endorsed "Pay to the order of ______ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form:
                      "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[the Last Endorsee], formerly known as [previous name]");

               (ii) the original mortgage, deed of trust or other instrument (the "Mortgage") creating a first lien on the underlying property securing the Mortgage Loan (the "Mortgaged Property") and bearing evidence that such instrument has been recorded in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu of the original of the Mortgage, a true copy certified by the originator, or a duplicate or conformed copy of the Mortgage, together with a certificate of either the closing attorney or an officer of the title insurer that issued the related title insurance policy, or a certificate of receipt from the recording office, certifying that such copy represents a true and correct copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located);

               (iii) an original assignment of the Mortgage (the "Assignment of Mortgage"), in blank, in form and substance acceptable for recording in the relevant jurisdiction and signed in the name of the Last Endorsee (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[the Last Endorsee], successor by merger to [name of predecessor"]; in the event that the Mortgage Loan was acquired or originated while doing business and under another name, the signature must be in the following form:
                      "[the Last Endorsee], formerly known as [previous name]");

               (iv) the originals or certified copies of all intervening assignments of the Mortgage, if any, with evidence of recording thereon, showing a complete chain of title to the Last Endorsee, including any warehousing assignment;

               (v) any assumption, modification, written assurance, substitution, consolidation, extension or guaranty agreement, if applicable;

               (vi) the original policy of title insurance (or a true copy thereof) with respect to any Mortgage Loan, or, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same; and

               (vii) if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required, in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located); and

               (viii) the original pledge documentation for any Additional
                      Collateral.

          B.   With respect to Co-op Mortgage Loans:

               (i) the original note or other evidence of indebtedness (the "Mortgage Note") of the obligor thereon (each such obligor, a "Mortgagor") bearing all intervening endorsements, endorsed "Pay to the order of ______ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form:
                      "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[the Last Endorsee], formerly known as [previous name]");

               (ii)   the original loan and security agreement;

               (iii)  the original cooperative shares;

               (iv) a stock power executed in blank by the person in whose name the cooperative shares are issued;

               (v) the proprietary lease or occupancy agreement accompanied by an assignment in blank of such proprietary lease;

               (vi) the recognition agreement executed by the cooperative corporation, which requires the cooperative corporation to recognize the rights of the lender and its successors in interest and assigns, under the Co-op Mortgage Loan;

               (vii) UCC-1 financing statements with recording information thereon from the appropriate governmental recording offices if necessary to perfect the security interest of the Co-op Mortgage Loan under the Uniform Commercial Code in the jurisdiction in which the cooperative project is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder;

               (viii) the original policy of title insurance or with respect to any Mortgage Loan, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same; and

               (ix)   any guarantees, if applicable.

                                   EXHIBIT C

                 FORM OF FACE OF CLASS A[-I] [-II] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
         DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                    CLASS A
               MORGAN STANLEY DEAN WITTER CAPITAL I 2000-1 TRUST
                      Mortgage Pass-Through Certificates,
                                 SERIES 2000-1


NUMBER:____________                                       ORIGINAL DENOMINATION

DATE OF POOLING                                                   $[o]
AND SERVICING AGREEMENT:
JULY 1, 2000
CUT-OFF DATE:
JULY 1, 2000

FINAL SCHEDULED                                      ORIGINAL CLASS A PRINCIPAL
MATURITY DATE:                                                   BALANCE:  $[o]
[o]

FIRST DISTRIBUTION DATE:
AUGUST 15, 2000                                                       CUSIP [o]

    evidencing a percentage interest in any distribution allocable to the Class A [-I] [-II] Certificates with respect to a pool of adjustable rate and fixed-to-adjustable rate conventional one- to four-family mortgage loans.


     This Certificate does not represent an obligation of or interest in Morgan Stanley Dean Witter Capital I Inc., the Servicer, the Mortgage Loan Seller or the Trustee referred to below or any of their Affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by Morgan Stanley Dean Witter Capital I Inc., the Servicer, the Mortgage Loan Seller, the Trustee or by any of their Affiliates or by any governmental agency or instrumentality.

     The principal balances of the Mortgage Loans evidenced by this Certificate ("Certificate Balance") will be reduced by a portion of the payments on such Mortgage Loans. Accordingly, following the initial issuance of the Certificates, the Certificate Balance of this Certificate will be different from the original denomination shown above. Anyone acquiring this Certificate may ascertain its current Certificate Balance by inquiry of the Trustee. On the date of the initial issuance of the Certificates, the Trustee is Wells Fargo Bank Minnesota, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

     This certifies that CEDE & CO. is the registered owner of a beneficial interest in certain monthly distributions with respect to a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans") formed and sold by Morgan Stanley Dean Witter Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below) and certain other property held in trust for the benefit of Certificateholders including amounts held in the Pre-Funding Account and the Basis Risk Reserve Fund (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Morgan Stanley Dean Witter Credit Corporation, as servicer (the "Servicer"). The Mortgage Loans were sold to the Depositor by Morgan Stanley Dean Witter Credit Corporation, as seller (the "Mortgage Loan Seller"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Servicer, the Mortgage Loan Seller and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as Morgan Stanley Dean Witter Capital I 2000-1 Trust, Mortgage Pass-Through Certificates, Series 2000-1, Class A [-I] [-II] (the "Class A [-I] [-II] Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also issued under the Agreement are Certificates designated as Morgan Stanley Dean Witter Capital I 2000-1 Trust, Mortgage Pass-Through Certificates, Series 2000-1, Class A [-I] [-II] (the "Class [-I] [-II] Certificates"), Class B (the "Class B Certificates"), and three residual interest Certificates designated collectively as Morgan Stanley Dean Witter Capital I 2000-1 Trust, Mortgage Pass-Through Certificates, Series 2000-1, Class R-I, Class R-II and Class R-III (the "Class R Certificates"). The Class B Certificates and the Class R Certificates are subordinate to the Class A Certificates in right of payment to the extent described in the Agreement. The Class A Certificates, the Class B Certificates and the Class R Certificates are collectively referred to as the "Certificates". All payments made under this Certificate will be made in accordance with the terms of the Agreement.

     Pursuant to the terms of the Agreement, the Trustee will distribute from certain funds in the Distribution Account on the 15th day of each month or, if such 15th day is not a Business Day, the first Business Day immediately following (the "Distribution Date"), commencing on August 15, 2000, to the Person in whose name this Certificate is registered on the related Record Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A [-I] [-II] Distribution Amount for such Distribution Date.

     Distributions on this Certificate will be made by the Trustee either by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, or, by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Trustee in writing at least five Business Days prior to the Record Date for such Distribution Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     Reference is hereby made to the further provisions of this Certificate set forth hereafter, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  July __, 2000

                                                    Wells Fargo Bank Minnesota,
                                                     National Association,
                                                     as Trustee


                                                    By:________________________
                                                         Authorized Signatory


FORM OF CERTIFICATE OF
  AUTHENTICATION

THIS IS ONE OF THE CLASS A [-I] [-II] CERTIFICATES
REFERRED TO IN THE WITHIN-MENTIONED AGREEMENT


Wells Fargo Bank Minnesota, National Association, as Trustee


By:
   ---------------------------------------------------
   Authorized Signatory

                    FORM OF REVERSE OF CLASS A CERTIFICATE

     This Class A Certificate is one of a duly authorized issue of Certificates, designated as Morgan Stanley Dean Witter Capital I 2000-1 Trust, Mortgage Pass-Through Certificates, Series 2000-1, issued in two Classes of Class A Certificates, one Class of Class B Certificates and three Classes of Class R Certificates, each evidencing an interest in certain distributions, as specified in the Agreement, with respect to a pool of adjustable rate or fixed-to-adjustable, first lien conventional one- to four-family mortgage loans formed and sold by the Depositor and certain other property conveyed by the Depositor to the Trustee. The Class B and Class R Certificates represent subordinate interests in the Trust Fund (to the extent provided in the Agreement) to those of the Class A Certificates.

     The Trustee will cause to be kept at its Corporate Trust Office in Minneapolis, Minnesota, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and aggregate Percentage Interest and dated the date of authentication by the Trustee.

     No service charge will be made for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Certificate Insurer, the Surety and the Trustee shall treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Servicer, the Certificate Insurer, the Surety nor the Trustee will be affected by notice to the contrary.

     The Agreement may be amended from time to time by the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee, with the consent of the Certificate Insurer and the Surety and without the consent of any of the Certificateholders, (i) to cure or correct any ambiguity, mistake or error,
(ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Certificates were offered, (iii) to ensure continuing treatment of each of Subsidiary REMIC 1, Subsidiary REMIC 2 and the Master REMIC (exclusive of the FlexSource(TM) Pledge Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Basis Risk Reserve Fund (including the funds therein)) as a REMIC or to avoid the imposition of certain tax liabilities, (iv) to obtain a rating by a nationally recognized rating agency or to maintain or improve the ratings of the Class A Certificates then given by a rating agency (it being understood that, after obtaining the ratings of the Class A Certificates at the Closing Date, none of the Trustee, the Depositor, the Servicer or the Mortgage Loan Seller is obligated to obtain, maintain or improve any rating of any Class of Certificates), and (v) to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners if book-entry registration of the Class A Certificates is no longer permitted; provided that, in the case of clause (v), such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Certificateholder.

     The Agreement may also be amended from time to time by the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 66% and the consent of the Certificate Insurer and the Surety, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     The respective obligations and responsibilities of the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee under the Agreement will terminate upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder. The Class R-I Certificateholders, the Certificate Insurer or the Surety may purchase all the Group I Loans or the Class A-I Certificates on any Distribution Date which occurs in the month following a Due Date on which the aggregate Stated Principal Balance of all outstanding Group I Loans is less than 10% of the sum of the Group I Cut-off Date Balance and the Pre-Funded Amount (other than Capitalized Interest) to be allocated to the purchase of Group I Loans in accordance with the provisions set forth in the Agreement. The Class R-II Certificateholders, the Certificate Insurer or the Surety may purchase all the Group II Loans and the Class A-II Certificates on any Distribution Date which occurs in the month following a Due Date on which the aggregate Stated Principal Balance of all outstanding Group II Loans is less than 10% of the sum of the Group II Cut-off Date Pool Balance and the Pre-Funded Amount as of the Cut-off Date (other than Capitalized Interest) to be allocated to the purchase of the Group II Loans in accordance with the provisions set forth in the Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     The Group I are convertible to new Indices in accordance with their terms.

                              FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)


______________________
______________________




_______________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)




_______________________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint



__________________________________ Attorney
to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)                       ______________________________
                                           NOTICE: The signature to
                                           this assignment must
                                           correspond with the name
                                           as it appears upon the
                                           face of the within
                                           Certificate in every
                                           particular, without
                                           alteration or enlargement
                                           or any change whatever.


(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                   EXHIBIT D

                                  [Reserved]

                                   EXHIBIT E


                      FORM OF FACE OF CLASS B CERTIFICATE



         THIS CLASS B CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT OR LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION
         4.02 OF THE AGREEMENT REFERRED TO HEREIN.

         THIS CLASS B CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

              MORGAN STANLEY DEAN WITTER CAPITAL I 2000-1 TRUST,
                      MORTGAGE PASS-THROUGH CERTIFICATES,
                                 Series 2000-1

CLASS B                                                    PERCENTAGE INTEREST:
SUBORDINATE                                                __________%

NUMBER:__________________

       __________________                                  CUSIP [o]

DATE OF POOLING
AND SERVICING AGREEMENT:
JULY 1, 2000

CUT-OFF DATE:
JULY 1, 2000

FINAL SCHEDULED
MATURITY DATE:
[o]

FIRST DISTRIBUTION DATE:
AUGUST 15, 2000

             evidencing a percentage interest in any distribution
        allocable to the Class B Certificates with respect to a pool of adjustable rate and fixed-to-adjustable conventional
                      one- to four-family mortgage loans.

     This Certificate does not represent an obligation of or interest in Morgan Stanley Dean Witter Capital I Inc., the Servicer, the Mortgage Loan Seller or the Trustee referred to below or any of their Affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by Morgan Stanley Dean Witter Capital I Inc., the Servicer, the Mortgage Loan Seller, the Trustee or by any of their Affiliates or by any governmental agency or instrumentality.

     This certifies that ___________________ is the registered owner of a beneficial interest in certain distributions with respect to a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans") formed and sold by Morgan Stanley Dean Witter Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below), and certain other property held in trust for the benefit of Certificateholders including amounts held in the Pre-Funding Account and the Basis Risk Reserve Fund (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Morgan Stanley Dean Witter Credit Corporation, as servicer (the "Servicer"). The Mortgage Loans were sold to the Depositor by Morgan Stanley Dean Witter Credit Corporation, as seller (the "Mortgage Loan Seller"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Servicer, the Mortgage Loan Seller and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as Morgan Stanley Dean Witter Capital I 2000-1 Trust, Mortgage Pass-Through Certificates, Series 2000-1, Class B (the "Class B Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also issued under the Agreement are Certificates designated as Morgan Stanley Dean Witter Capital I, Mortgage Pass-Through Certificates, Series 2000-1, Class A-I and Class A-II Certificates (the "Class A Certificates") and three residual interest Certificates designated collectively as Morgan Stanley Dean Witter Capital I 2000-1 Trust Mortgage Pass-Through Certificates, Series 2000-1, Class R-I, Class R-II and Class R-III (the "Class R Certificates"). The Class A Certificates, the Class B Certificates and the Class R Certificates are collectively referred to as the "Certificates".

     Pursuant to the terms of the Agreement, the Trustee will distribute from funds in the Distribution Account on the 15th day of each month or, if such 15th day is not a Business Day, the first Business Day immediately following (the "Distribution Date"), commencing on August 15, 2000, to the Person in whose name this Certificate is registered on the related Record Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the applicable distribution amount for such Class on such Distribution Date.

     The rights of the Class B Certificateholders to receive distributions in respect of the Class B Certificates on any Distribution Date are subordinate to the rights of the Class A Certificateholders to receive distributions in respect of such Class A Certificates to the extent set forth in the Agreement. All payments made under this Certificate will be made in accordance with the terms of the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     The Trustee will cause to be kept at its Corporate Trust Office in Minneapolis, Minnesota, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and aggregate Percentage Interest and dated the date of authentication by the Trustee.

     No service charge will be made for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Certificate Insurer, the Surety and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Servicer, the Certificate Insurer, the Surety nor the Trustee will be affected by notice to the contrary.

     The Agreement may be amended from time to time by the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee, with the consent of the Certificate Insurer and the Surety and without the consent of any of the Certificateholders, (i) to cure or correct any ambiguity, mistake or error,
(ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Certificates were offered, (iii) to ensure continuing treatment of each Subsidiary REMIC 1, Subsidiary REMIC 2 and the Master REMIC (exclusive of the FlexSource(TM) Pledge Agreements, the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) and the Basis Risk Reserve Fund (including the funds therein)) as a REMIC or to avoid the imposition of certain tax liabilities, (iv) to obtain a rating by a nationally recognized rating agency or to maintain or improve the ratings of the Class A Certificates then given by a rating agency (it being understood that, after obtaining the ratings of the Class A Certificates at the Closing Date, none of the Trustee, the Depositor, the Servicer or the Mortgage Loan Seller is obligated to obtain, maintain or improve any rating of any Class of Certificates), and (v) to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners if book-entry registration of the Class A Certificates is no longer permitted; provided that, in the case of clause (v), such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Certificateholder.

     The Agreement may also be amended from time to time by the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 66% and the consent of the Certificate Insurer and the Surety, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     No transfer of a Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made pursuant to an effective registration statement under said Act or laws. The Trustee shall, if not otherwise directed by the Depositor, require an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from the registration requirements of the Securities Act of 1933, as amended, and from any applicable securities statute of any state, and the transferee shall execute an investment letter in the form described by the Agreement. Unless the Opinion of Counsel required by Section 4.02(c)(i) has been delivered to the Trustee in connection with this Certificate, the holder of this Certificate represents, by virtue of its acceptance hereof, that it is not an employee benefit plan or other retirement plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code or a person acting on behalf of such a plan or arrangement or using funds of such a plan or arrangement to acquire this Certificate.

     The respective obligations and responsibilities of the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee under the Agreement will terminate upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder. The Class R-I Certificateholders, the Certificate Insurer or the Surety may purchase all the Group I Loans or the Class A-I Certificates on any Distribution Date which occurs in the month following a Due Date on which the aggregate Stated Principal Balance of all outstanding Group I Loan is less than 10% of the sum of the Group I Cut-off Date Loan Group Balance and the Pre-Funded Amount as of the Cut-off Date (other than Capitalized Interest) to be allocated to the purchase of Group I Loans in accordance with the provisions set forth in the Agreement. The Class R-II Certificateholders, the Certificate Insurer or the Surety may purchase all the Group II Loans or the Class A-II Certificates on any Distribution Date which occurs in the month following a Due Date on which the aggregate Stated Principal Balance of all outstanding Group II Loans is less than 10% of the sum of the Cut-off Date Loan Group Balance and the Pre-Funded Account as of the Cut-off Date (other than Capitalized Interest) to be allocated to the purchase of Group II Loans in accordance with the provisions set forth in the Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     The Group I Loans are convertible to new Indices in accordance with their terms.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     * * *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July ___, 2000

                                                    WELLS FARGO BANK MINNESOTA,
                                                      NATIONAL ASSOCIATION,
                                                    as Trustee



                                                    By:________________________
                                                         Authorized Signatory


FORM OF CERTIFICATE OF
  AUTHENTICATION

THIS IS ONE OF THE CLASS B CERTIFICATES
REFERRED TO IN THE WITHIN-MENTIONED AGREEMENT


WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee


By:___________________________
     Authorized Signatory

                              FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)



_______________________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint




___________________________Attorney
to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)                        _________________________________
                                               NOTICE:  The signature to this
                                               assignment must correspond with
                                               the name as it appears upon the
                                               face of the within Certificate
                                               in every particular, without
                                               alteration or enlargement or
                                               any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                   EXHIBIT F

                                  [Reserved]

                                   EXHIBIT G


                          FORM OF CLASS R CERTIFICATE

         THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT OR LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE AGREEMENT REFERRED TO HEREIN.

         THIS CLASS R CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

         NEITHER THIS CERTIFICATE NOR ANY BENEFICIAL INTEREST HEREIN MAY BE, DIRECTLY OR INDIRECTLY, TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED WITHOUT THE DELIVERY TO THE TRUSTEE OF AN EXECUTED TRANSFER AFFIDAVIT, AND ANY TRANSFER IN VIOLATION OF THIS RESTRICTION SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE, AND SHALL SUBJECT THE HOLDER HEREOF TO LIABILITY FOR ANY TAX IMPOSED (AND RELATED EXPENSES, IF ANY) WITH RESPECT TO SUCH ATTEMPTED TRANSFER.

              MORGAN STANLEY DEAN WITTER CAPITAL I 2000-1 TRUST,
                      Mortgage Pass-Through Certificates,
                                 series 2000-1

CLASS R [-I] [-II] [-III]                                       PERCENTAGE
RESIDUAL INTEREST                                               INTEREST:  100%

NUMBER: __________                                              CUSIP [o]


DATE OF POOLING
AND SERVICING AGREEMENT:
JULY 1, 2000

CUT-OFF DATE:
JULY 1, 2000_

FIRST DISTRIBUTION DATE:
AUGUST 15, 2000

 evidencing a percentage interest in any distribution allocable to the Class R
             Certificate with respect to a pool of adjustable rate
        and fixed-to-adjustable rate conventional one- to four-family mortgage loans formed.

     This Certificate does not represent an obligation of or interest in Morgan Stanley Dean Witter Capital I Inc., the Servicer, the Mortgage Loan Seller or the Trustee referred to below or any of their Affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by Morgan Stanley Dean Witter Capital I Inc., the Servicer, the Mortgage Loan Seller, the Trustee or by any of their Affiliates or by any governmental agency or instrumentality.

     This certifies that ___________________ is the registered owner of a beneficial interest in certain distributions with respect to a pool (the "Mortgage Pool") conventional one- to four-family mortgage loans (the "Mortgage Pool") formed and sold by Morgan Stanley & Co., Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below), and certain other property held in trust for the benefit of Certificateholders including amounts held in the Basis Risk Reserve Fund (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Morgan Stanley Dean Witter Credit Corporation, as servicer (the "Servicer"). The Mortgage Loans were sold to the Depositor by Morgan Stanley Dean Witter Credit Corporation, as seller (the "Mortgage Loan Seller"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Servicer, the Mortgage Loan Seller and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings signed in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as Morgan Stanley Dean Witter Capital I 2000-1 Trust, Mortgage Pass-Through Certificates, Series 2000-1, Class R [-I] [-II] [-III] (the "Class R Certificate") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also issued under the Agreement are Certificates designated as Morgan Stanley Dean Witter Capital I 2000-1 Trust, Mortgage Pass-Through Certificates, Series 2000-1, Class A-I and Class A-II Certificates (the "Class A Certificates"), Morgan Stanley Dean Witter Capital I 2000-1 Trust, Mortgage Pass-Through Certificates, Series 2000-1, Class B (the "Class B Certificates"), and three residual interest Certificates designated collectively as Morgan Stanley Dean Witter Capital I 2000-1 Trust, Mortgage Pass-Through Certificates, Series 2000-1, Class R-I, Class R-II and Class R-III (the "Class R Certificates"). The Class A Certificates are senior to the Class B and Class R Certificates in right of payment to the extent described in the Agreement. The Class A Certificates, the Class B Certificates and the Class R Certificates are collectively referred to as the "Certificates". Any payments made under this Certificate will be made in accordance with the terms of the Agreement.

     The Agreement may be amended from time to time by the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee, with the consent of the Certificate Insurer and the Surety and without the consent of any of the Certificateholders, (i) to cure or correct any ambiguity, mistake or error,
(ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Certificates were offered, (iii) to ensure continuing treatment of each of Subsidiary REMIC 1, Subsidiary REMIC 2, and the Master REMIC (exclusive of the FlexSource(TM) Pledge Agreements, the Pre-Funding Account (including the Funds therein and Pre-Funding Earnings) and the Basis Risk Reserve Fund (including the funds therein)) as a REMIC or to avoid the imposition of certain tax liabilities, (iv) to obtain a rating by a nationally recognized rating agency or to maintain or improve the ratings of the Class A Certificates then given by a rating agency (it being understood that, after obtaining the ratings of the Class A Certificates at the Closing Date, none of the Trustee, the Depositor, the Servicer or the Mortgage Loan Seller is obligated to obtain, maintain or improve any rating of any Class of Certificates), and (v) to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners if book-entry registration of the Class A Certificates is no longer permitted; provided that, in the case of clause (v), such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Certificateholder.

     The Agreement may also be amended from time to time by the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 66% and the consent of the Certificate Insurer and the Surety, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     No transfer of a Class R Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made pursuant to an effective registration statement under said Act or laws. The Depositor may direct the Trustee to require an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from the registration requirements of the Securities Act of 1933, as amended, and from any applicable securities statute of any state, and the transferee shall execute an investment letter in the form described by the Agreement. Unless the Opinion of Counsel required by Section 4.02(c)(i) has been delivered to the Trustee in connection with this Certificate, the holder of this Certificate represents, by virtue of its acceptance hereof, that it is not an employee benefit plan or other retirement plan or arrangement subject to
Section 406 of ERISA or Section 4975 of the Code or a person acting on behalf of such a plan or arrangement or using the funds of such a plan or arrangement to acquire this Certificate.

     The respective obligations and responsibilities of the Depositor, the Servicer, the Mortgage Loan Seller and the Trustee under the Agreement will terminate upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder. The Class R-I Certificateholders, the Certificate Insurer or the Surety may purchase all the Group I Loans or the Class A-I Certificates on any Distribution Date which occurs in the month following a Due Date on which the aggregate Stated Principal Balance of all outstanding Group I Loans is less than 10% of the sum of the Group I Cut-off Date Stated Balance and the Pre-Funded Amount as of the Cut-off Date (other than Capitalized Interest) to be allocated to the purchase of Group I Loans in accordance with the provisions set forth in the Agreement. The Class R-II Certificateholders, the Certificate Insurer or the Surety may purchase all the Group II Loans or the Class A-II Certificates on any Distribution Date which occurs in the month following a Due Date on which the aggregate Stated Principal Balance of all outstanding Group II Loans is less than 10% of the sum of the Group II Cut-off Date Loan Group Balance and the Pre-Funded Amount as of the Cut-off Date (other than Capitalized Interest) to be allocated to the purchase of the Group II Loans in accordance with the provisions set forth in the Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     The Group I Loans are convertible to new Indices in accordance with their terms.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July ___, 2000

                                                  WELLS FARGO BANK MINNESOTA,
                                                     NATIONAL ASSOCIATION,
                                                  as Trustee

                                                  By:__________________________
                                                      Authorized Signatory


FORM OF CERTIFICATE OF AUTHENTICATION

THIS IS THE CLASS R
CERTIFICATE REFERRED TO
IN THE WITHIN-MENTIONED AGREEMENT

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee


By:___________________________
       Authorized Signatory

                              FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

__________________________

__________________________



_______________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)



_______________________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint



______________________________ Attorney to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)                 _____________________________________
                                       NOTICE:  The signature to this
                                       assignment must correspond with
                                       the name as it appears upon the
                                       face of the within Certificate
                                       in every particular, without
                                       alteration or enlargement or
                                       any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                   EXHIBIT H


                             INITIAL CERTIFICATION


                                                                July [  ], 2000



Morgan Stanley Dean Witter Capital I Inc.           Ambac Assurance Corporation
1585 Broadway                                       One State Street Plaza
New York, New York 10036                            New York, New York 10004


Attention:

     Re: Pooling and Servicing Agreement, dated as of July 1, 2000 among Morgan Stanley Dean Witter Capital I Inc., as depositor, Morgan Stanley Dean Witter Credit Corporation, as servicer and mortgage loan seller, and Wells Fargo Bank Minnesota, N.A., as trustee, (the "Trustee") relating to Morgan Stanley Dean Witter Capital I 2000-1 Trust Pass-Through Certificates Series 2000-1
          ---------------------------------------------------------------------

Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note and an original Mortgage (or a copy of such Mortgage) pursuant to section 2.02 of the Pooling and Servicing Agreement) with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on schedule A attached hereto.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                                              WELLS FARGO BANK MINNESOTA, N.A.,



                                              By:______________________________
                                                    Name:
                                                    Title:

                                   EXHIBIT I


                              FINAL CERTIFICATION


                                                                July [  ], 2000


Morgan Stanley Dean Witter Capital I Inc.           Ambac Assurance Corporation
1585 Broadway                                       One State Street Plaza
New York, New York 10036                            New York, New York 10004


Attention:

     Re: Pooling and Servicing Agreement, dated as of July 1, 2000 among Morgan Stanley Dean Witter Capital I Inc., as depositor, Morgan Stanley Dean Witter Credit Corporation, as servicer and mortgage loan seller, and Wells Fargo Bank Minnesota, N.A., as trustee, (the "Trustee") relating to Morgan Stanley Dean Witter Capital I 2000-1 Trust Pass-Through Certificates Series 2000-1
          ---------------------------------------------------------------------

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the Schedule A attached hereto), it has reviewed the documents delivered to it pursuant to
Section 2.02 of the Pooling and Servicing Agreement and has determined that
(i) all documents required to be delivered to it pursuant to Section 2.02 of the above-referenced Pooling and Servicing Agreement are in its possession,
(ii) such documents have been reviewed by it and appear regular on their face and have not been multilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections do not constitute physical alteration if they reasonably appear to have been initialed by the Mortgagor) appears regular on its face and related to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information set forth in items (i) and (xi) of the Mortgage Loan Schedule.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                                              WELLS FARGO BANK MINNESOTA, N.A.,



                                              By:______________________________
                                                  Name:
                                                  Title:

                                   EXHIBIT J

                      DISTRIBUTION ACCOUNT CERTIFICATION


                                                                _________, 200_


     Wells Fargo Bank Minnesota, National Association (the "Paying Agent") hereby certifies that it has established the account described below as a Distribution Account pursuant to Section 6.01(a) of the Pooling and Servicing Agreement dated as of July 1, 2000 by and among Morgan Stanley Dean Witter Capital I, Inc., as depositor, Morgan Stanley Dean Witter Credit Corp., as servicer and mortgage loan seller, and the undersigned as Trustee.

Title of Account:"Wells Fargo Bank Minnesota, National Association, as
                 Trustee on behalf of the holders of Morgan Stanley Dean Witter Capital I, Mortgage Pass-Through Certificates, Series 2000-1"

Account Number:   ____________________________

Address of office
or branch of the
Trustee at
which Account is
maintained:                Wells Fargo Bank Minnesota, National Association
                              Sixth Street and Marquette Avenue,
                              Minneapolis, Minnesota 55479


                              WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                                      as Trustee

                                      By:__________________________
                                          Name:
                                          Title:

                                   EXHIBIT K

                     FORM OF SUBSEQUENT TRANSFER AGREEMENT

     SUBSEQUENT TRANSFER AGREEMENT, dated _______, 2000 (the "Subsequent Transfer Date"), between MORGAN STANLEY DEAN WITTER CAPITAL I, INC. (the "Depositor") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the "Trustee").

                                  WITNESSETH:

     WHEREAS, the Pooling and Servicing Agreement, dated July 1, 2000 (the "Pooling Agreement"), among the Depositor, Morgan Stanley Dean Witter Credit Corp., as servicer and mortgage loan seller, and the Trustee contemplated the sale of Subsequent Mortgage Loans to the Trustee for inclusion in the Trust Fund by the Depositor;

     WHEREAS, the Depositor is acquiring Subsequent Mortgage Loans from Morgan Stanley Dean Witter Credit Corp. ("MSDWCC") pursuant to the Mortgage Loan Purchase Agreement, dated _________ (the "Mortgage Loan Purchase Agreement"), between the Depositor and MSDWCC; and

     WHEREAS, the parties desire to consummate the purchase and sale of the Subsequent Mortgage Loans identified on the Schedule of Subsequent Mortgage Loans attached hereto;

     NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. For the consideration set forth in Paragraph 2 below, the Depositor does hereby sell, transfer, assign, set over and convey to the Trustee, on behalf of the Certificateholders and the Certificate Insurer, without recourse (but subject to the obligations set forth herein) all right, title and interest of the Depositor, and the Trustee, on behalf of the Certificateholders and the Certificate Insurer, does hereby purchase and acquire from the Depositor, (x) all right, title and interest of the Depositor in and to each Subsequent Mortgage Loan listed on the Schedule of Subsequent Mortgage Loans attached hereto, including its principal balance as of the Subsequent Cut-off Date and all collections of such principal and all payments of interest in respect of such Subsequent Mortgage Loans to the extent such collections represent interest accrued from and including the related Subsequent Cut-Off Date due after the related Subsequent Cut-off Date and each related Flex Source(TM) Pledge Agreement and (y) all of the Depositor's rights, but none of its obligations, under the Mortgage Loan Purchase Agreement. The transfer by the Depositor of the Subsequent Mortgage Loans set forth on the Schedule of Subsequent Mortgage Loans to the Trustee is absolute and is intended by all parties hereto to be treated as a sale by the Depositor.

     2. The cash consideration for the Subsequent Mortgage Loans sold hereby shall be $________________, representing the aggregate outstanding principal balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date.

     3. The Depositor hereby represents that (a) it is solvent, will not be rendered insolvent as a result of the sale of the Subsequent Mortgage Loans sold pursuant to this Subsequent Transfer Agreement and is not aware of any pending insolvency and (b) all of the conditions precedent to the transfer accomplished hereby set forth in Section 2.04 of the Mortgage Loan Purchase Agreement have been satisfied.

     4. The Trustee acknowledges the assignment to it of the Subsequent Mortgage Loans and the documents relating thereto referred to in Section 2.01 of the Pooling and Servicing Agreement and acknowledges that it will hold such related documents and any other documents constituting a part of the related Mortgage Files delivered to it in trust for the use and benefit and of all present and future Certificateholders, the Certificate Insurer and the Surety.

     5. This Subsequent Transfer Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

     6. This Subsequent Transfer Agreement may be signed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

     7. Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement by their duly authorized officers as of the date first above written.

                                MORGAN STANLEY DEAN WITTER
                                CAPITAL I, INC.



                                By:_______________________________________
                                   Name:
                                   Title:



                                WELLS FARGO BANK MINNESOTA,
                                NATIONAL ASSOCIATION
                                  as Trustee


                                 By:_______________________________________
                                    Name:
                                    Title:

                                   EXHIBIT L

                  FORM OF INVESTMENT LETTER FOR HOLDER OF THE
                         CLASS B, CLASS R CERTIFICATES


     1. The Purchaser is acquiring the Class B, Class R Certificate (the "Certificate") as principal for its own account for the purpose of investment [neither the Mortgage Loan Seller nor any of its Affiliates need represent that it is acquiring for purposes of investment] and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

     2. The Purchaser has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Residual Interest and is able to bear the economic risk of such investment. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended [Affiliates of the Mortgage Loan Seller need not make this representation]. The Purchaser has been given such information concerning the Certificate, the underlying Mortgage Loans and the Servicer as it has requested.

     3. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale by the Purchaser of the Certificate.

     4. The Purchaser understands that the Certificate has not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws and may be resold (which resale is not currently contemplated) only if an exemption from registration is available, that neither the Depositor, the Mortgage Loan Seller, the Servicer nor the Trustee is required to register the Certificate and that any transfer must comply with Section
4.02 of the Pooling and Servicing Agreement. In connection with any resale of the Certificate, the Purchaser shall not make any general solicitation or advertisement.

     5. The Purchaser agrees that it will obtain from any purchaser of the Certificate from it the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 4 and in this paragraph 5.

     6. The Purchaser hereby directs the Trustee to register the Certificate acquired by the Purchaser in the name of its nominee as follows: ____________.

                                                   Very truly yours,



                                                   ____________________________
                                                   NAME OF PURCHASER



                                                   By:_________________________
                                                      Name:
                                                      Title:

                                   EXHIBIT M


              FORM OF TRANSFER AFFIDAVIT FOR CLASS R CERTIFICATE


STATE OF        )
                    : ss.:
COUNTY OF       )


     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of _____________________ (the "Transferee"), a corporation duly organized and existing under the laws of the State of Delaware and on behalf of which the undersigned makes this affidavit.

     2. The Transferee is acquiring a beneficial ownership interest in Morgan Stanley Dean Witter Capital I 2000-1 Trust, Mortgage Loan Asset Backed Pass-Through Certificates, Series 2000-1, Class R (the "Class R Certificates"), issued pursuant to the Pooling and Servicing Agreement, dated as of ____________ 1, 200_ (the "Agreement"), by and among Morgan Stanley Dean Witter Credit Corp., as Mortgage Loan Seller (the "Seller") and Servicer (the "Servicer"), Morgan Stanley Dean Witter Capital I, Inc., as Depositor (the "Depositor") and Wells Fargo Bank Minnesota, National Association, as Trustee (the "Trustee"). Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     3. The Transferee is not, as of the date hereof, and will not be, as of the date of the Transfer, a Disqualified Organization. The Transferee is acquiring the Class R Certificate for its own account.

     4. The Transferee has been advised of, and understands that: (i) a tax shall be imposed on any Transfer to Persons that are Disqualified Organizations; (ii) such tax is imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for Persons that are Disqualified Organizations, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent transferee furnished to such Person an affidavit that such subsequent transferee is not a Disqualified Organization and, at the time of the Transfer, such Person does not have actual knowledge that the affidavit is false.

     5. The Transferee has been advised and understands that a tax shall be imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a Person that is a Disqualified Organization is the record holder of an interest in such entity. The Transferee understands that no tax will be imposed for any period for which the record holder furnishes to the pass-through entity an affidavit stating that the record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as nominees for other Persons.)

     6. The Transferee has reviewed the provisions of Section 4.02 of the Agreement, which is incorporated herein by reference, and understands the legal consequences of the acquisition of the Class R Certificates including, without limitations, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 4.02 of the Agreement. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

     7. The Transferee does not have the intention to impede the assessment or collection of any income tax legally required to be paid with respect to the Class R Certificates and the Transferee hereby acknowledges that the Class R Certificates may generate tax liabilities in excess of the cash flow associated with the Class R Certificates and intends to pay such taxes associated with the Class R Certificates when they become due.

     8. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends and reasonably expects to have the ability to pay any taxes associated with the holding of the Class R Certificates as they become due, fully realizing that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates. The Transferee has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Class R Certificates to permit the transferor to assess the financial capability of the Transferee to pay any such taxes.

     9. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to make a Transfer and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not make a Transfer or cause any Transfer to any Person that the Transferee knows is a Disqualified Organization.

     10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class R Certificate in connection with the conduct of a trade or business in the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class R Certificates to it is in accordance with the requirements of the Code and the regulation promulgated thereunder and that such transfer of the Class R Certificates will not be disregarded for federal income tax purposes.

     10. The following information as to the Transferee is true and correct:

         Address:



         Contact for Tax Matters:

         Phone Number:

         Form of Organization of Transferee:

         Transferee's Federal Tax Identification Number:

         Percentage of Residual Interest Acquired: __%

         Price Paid for Residual Interest:

         Date of Acquisition:

     If security is being registered in the name of a nominee, please state such name:

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its _________________, by its duly authorized officer this _____ day of _____________.

                                             [NAME OF TRANSFEREE]


                                             By: ___________________________
                                                 Name:
                                                 Title:

STATE OF            )
                    ) ss.:
COUNTY OF           )


     Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the of _______________________________, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this _______ of ___________.



                                                  _____________________________
                                                        NOTARY PUBLIC



                                                  My commission expires the ___
                                                  day of ______________, 200__.

                                   EXHIBIT N

                          ERISA REPRESENTATION LETTER
               (for Transfers of Class B, Class R Certificates)

     The Purchaser is not an employee benefit plan or other retirement plan or arrangement (a "Plan") subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a person acting on behalf of such a Plan or arrangement or using the assets of such a Plan or arrangement to acquire a Class [R] [B] Certificate.

                                   EXHIBIT O

             MORTGAGE LOAN SELLER'S REPRESENTATIONS AND WARRANTIES
                        WITH RESPECT TO MORTGAGE LOANS

     Section 12.09. The Mortgage Loan Seller represents and warrants as of the Cut-off Date, unless otherwise specifically set forth herein, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

          (a) The information set forth in the Mortgage Loan Schedule (Exhibits A-1 and A-2) was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

          (b) Immediately prior to the transfer and assignment contemplated in the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same and immediately following the transfer and assignment contemplated herein, the trust will be the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

          (c) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over or parity with the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee with, any Mortgage that establishes in the Mortgage Loan Seller a valid and subsisting first lien on the property described therein and which respect to which the Mortgage Loan Seller has full right to sell and assign the same to the Trustee;

          (d) Neither the Mortgage Loan Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction (except to the extent set forth in any assumption, modification, consolidation or substitution agreement included in the related Mortgage
     File), except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary to protect the interests of the owner of such Mortgage Loan, and which has been delivered to the Trustee;

          (e) With respect to those Mortgage Loans which are required to deposit funds into an escrow account for payment of taxes, assessments, insurance premiums and similar items as they become due, all escrow deposits have been collected, are under the control of Mortgage Loan Seller, and have been applied by Mortgage Loan Seller to the payment of such items in a timely fashion, in accordance with such Mortgage. With respect to those Mortgage Loans for which escrow deposits are not required there are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property which constitute a lien on the related Mortgaged Property; and the Mortgage Loan Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

          (f) To the best of the Mortgage Loan Seller's knowledge, the Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended or any such damage is covered by a hazard insurance policy in effect with respect to such property, and there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

          (g) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Mortgage Loan Seller;

          (h) The Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie in all material respects wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach in any material respect upon the Mortgaged Property (unless insured against under the related title insurance policy); and the Mortgaged Property and all improvements thereon comply in all material respects with all requirements of any applicable zoning and subdivision laws and ordinances;

          (i) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

          (j) All material inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

          (k) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no more than 1.0% of the Mortgage Loans (by outstanding principal amount as of the Cut-Off Date) had more than one delinquency in the 12 months preceding the Cut-Off Date;

          (l) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

          (m) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with in all material respects;

          (n) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with in all material respects (except for escrow funds for exterior items which could not be completed due to weather); and all material costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

          (o) The Mortgage Loan is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Mortgage Loan Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee, of the Mortgage Loan Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and neither the Mortgage Loan Seller nor any other prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

          (p) The Mortgaged Property securing each Mortgage Loan is insured against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were reported in the appraisal to be in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

          (q) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Mortgage Loan Seller has not waived any default, breach, violation or event of acceleration and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

          (r) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (s) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

          (t) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

          (u) No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

          (v) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development;

          (w) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

          (x) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence; and

          (y) Each Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan bank, a commercial bank, a credit union, an insurance company, or a similar institution which is supervised and examined by a federal or state authority.

     Notwithstanding the foregoing, no representations or warranties are made by the Mortgage Loan Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Mortgage Loan Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Mortgage Loan Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

     It is understood and agreed that the representations and warranties set forth above shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

                                   EXHIBIT P

                       Mortgage Loan Purchase Agreement

                                   EXHIBIT Q

                FORM OF NOTICE FOR CERTIFICATE INSURANCE POLICY


                                                                      Date: [o]


Ambac Assurance Corporation
One State Street Plaza
New York, New York  10004
Attention:  General Counsel


     Reference is made to Certificate Guaranty Insurance Policy No. [o] (the "Policy") issued by Ambac Assurance Corporation ("Insurer"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy unless the context otherwise requires.

     The Trustee hereby certifies as follows:

     1.   The Trustee is the Trustee under the Agreement for the Holders;

     2.   The relevant Distribution Date is [date];

     3. Payment on the Class A Certificates in respect of the Distribution Date was due to be received on ________________________ under the Agreement, in an amount equal to $___________________;

     4. There is an Insured Amount of $____________, which amount is Due for Payment pursuant to the terms of the Agreement;

     [5. $________________ has been designated as the Preference Amounts in respect of Distribution Dates by the Servicer pursuant to the Servicing Certificate; such amount is therefore also due and owing pursuant to the terms of the Agreement];

     6. The Trustee has not heretofore made a demand for the Insured Amount in respect of the Distribution Date;

     7. The Trustee hereby requests the payment of the Insured Amount that is Due for Payment be made by the Insurer under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

          ______________________ Trustee's account number;

     8. The Trustee hereby agrees that, following receipt of the Insured Payment from the Insurer, the Trustee shall (a) hold such amounts in trust and apply the same directly to the distribution payment on the Class A Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee; and (d) maintain an accurate record of such payments with respect to each Class A Certificate and the corresponding claim on the Policy and proceeds thereof.

     ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

                                                By:          Trustee


                                                Title:       (Officer)

                                   EXHIBIT R

                FORM OF NOTICE FOR LIMITED PURPOSE SURETY BOND

AMBAC Indemnity Corporation
One State Street Plaza
New York, New York  10004
Attention:  General Counsel


     Reference is made to the Surety Bond No. AB0240BE (the "Surety Bond") issued by Ambac Assurance Corporation ("AMBAC"). The terms which are capitalized herein and not otherwise defined have the meanings specified in the Surety Bond and the Surety Bond Reimbursement Agreement dated as of March 17, 1999 between Ambac Assurance Corporation ("AMBAC") and Morgan Stanley Dean Witter Credit Corp. (f/k/a NOVUS Financial Corporation) (the "Agreement"), unless the context otherwise requires.

The Beneficiary hereby certifies that:

     1. [INSERT NAME AND ADDRESS OF BENEFICIARY] is the Beneficiary of record on the Register (as defined in the Surety Bond) of a beneficial interest in the Surety Bond equal to $___________________ and is a Permitted Beneficiary (as defined in the Surety Bond);


     2. A Covered Loan Liquidation Shortfall in respect of a Covered Loan was incurred on [DATE] in the amount of $__________;


     3. Payment of $__________ was received by the Beneficiary, which amount is $__________ less than the full amount due to be received (the "Deficiency");


     4. $______________ of such Deficiency is the Required Surety Payment owed by AMBAC under the Surety Bond and the Agreement;


     5. The Beneficiary has not heretofore received payment in connection with a demand for the Required Surety Payment in respect of the above-described Deficiency;

     6. The Beneficiary hereby requests the Required Surety Payment be made by AMBAC under the Surety Bond and directs that such payment under the Surety Bond be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Surety Bond:


                                                   [NAME OF BANK]
                                                  [ACCOUNT NUMBER]


                                                [NAME OF BENEFICIARY]


                                                By:____________________________


                                                Title:_________________________

                                   EXHIBIT S

                       REQUEST FOR RELEASE OF DOCUMENTS

                                    [date]

To:  Wells Fargo Bank Minnesota, N.A.
     1015 10th Avenue S.E. Minneapolis,
     MN 55414-0031 Attn:
     Inventory Control

     Re: The Pooling and Servicing Agreement dated as of July 1, 2000, among Morgan Stanley Dean Witter Capital I Inc., as Depositor, Morgan Stanley Dean Witter Credit corporation, as Servicer and Mortgage Loan Seller, and Wells Fargo Bank Minnesota, National Association, as Trustee

     In connection with the administration of the Mortgage Loans held by you, as Trustee, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

     Mortgage Loan Number:

     Mortgagor Name, Address & Zip Code:

     Reason for Requesting Documents (check one)

     _____             1.       Mortgage Paid In full

     _____             2.       Foreclosure

     _____             3.       Substitution

     _____             4.       Other Liquidation

     _____             5.       Nonliquidation      Reason: ___________________


     By:________________________________________
       (authorized signer of [                 ])


                                  Issuer:______________________________________


                                  Address:_____________________________________


                                  Date:________________________________________


     Trustee

Wells Fargo Bank Minnesota, National Association
Please acknowledge the execution of the above-request by your signature and date below:



________________________________        __________________________________
Signature                               Date

                        Documents returned to Trustee:

________________________________        __________________________________
Trustee                                 Date